UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

ALLIANCEBERNSTEIN CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2014

Date of reporting period: July 31, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Small Cap Growth Portfolio

July 31, 2014

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

September 8, 2014

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Small Cap Growth Portfolio (the “Fund”) for the annual reporting period ended July 31, 2014.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, “smaller companies” are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Fund’s definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Fund’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Fund invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may also invest up to 20% of its total assets in rights or warrants.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

Effective February 1, 2013, the Fund is closed to new investors except as described below. Current shareholders as of January 31, 2013, may continue to purchase additional Fund shares, including through reinvestment of dividends

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	1

and capital gains distributions and exchanges. In addition, the following categories of shareholders and investors may continue to purchase Fund shares: (i) investors that have entered into a letter of intent prior to January 31, 2013; (ii) participants in group retirement plans that offer shares of the Fund as an investment option as of January 31, 2013; (iii) wrap fee programs or financial intermediaries charging asset-based fees that purchase shares on behalf of clients in existing accounts holding shares of the Fund as of January 31, 2013; and (iv) customers of certain other financial intermediaries as approved by AllianceBernstein L.P. (the “Adviser”).

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Russell 2000 Growth Index, for the six- and 12-month periods ended July 31, 2014.

During the 12-month period, all share classes of the Fund outperformed the benchmark. Stock selection within the health care, industrials and financials sectors was the main driver of the gain, which more than offset underperformance in the consumer/commercial services and technology sectors. During the six-month period, all share classes of the Fund underperformed the benchmark—as the growth versus value style reversal within equities was prevalent during the period, higher-growth, higher-valuation stocks underperformed irrespective of underlying fundamentals. Stock selection in the consumer/

commercial services and technology sectors was the main driver of underperformance, while holdings in the industrials sector helped to partially offset the results.

The Fund did not use leverage or derivatives during the six- or 12-month periods.

Market Review and Investment Strategy

2013 saw a powerful rally for U.S. stocks, and the year ended as the fifth consecutive year of positive returns and the best since 1997. Despite this positive foundation, the first half of 2014 contained many crosscurrents in terms of economic, political and financial market trends. Although economic growth picked up in May and June, first quarter gross domestic product (“GDP”) was revised downward. Oil prices moved up sharply from a combination of factors, but unrest in Iraq certainly contributed; even gold prices started to rise in the second quarter, as the chatter about a potential pickup in inflation began to increase. With long-term rates declining, GDP revised downward and utility stocks leading, many investors thought that stock market turbulence in March and April was the beginning of a larger stock market correction. Economic data released during July reinforced the view that the U.S. economy was improving: second quarter GDP was 4.0%, a strong rebound from the weak, weather-impacted first quarter; employment growth continued to improve and U.S. manufacturing activity accelerated; and, the U.S. dollar rose to a 10-month high

2	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

on improving growth expectations. Despite the encouraging macroeconomic headlines, investor sentiment was tempered by events in Ukraine and increasing violence between Israel and Gaza. In Latin America, Argentina defaulted on its debt for the second time in 13 years, leading to fears that the financial contagion would spread to other emerging-market assets. The confluence of these unsettling events, combined with the fact that U.S. stocks had not undergone a market correction in 34 months, led nervous investors to take profits.

The 12-month period ended July 31, 2014 was volatile for equity markets and small-cap stocks in particular. Although returns for small- and large-cap stocks were similar for the 12-month period ended July 31, 2014, this similarity masked the dramatic swings experienced during the six-month period. Small-cap growth stocks were strong in 2013 and through late February 2014, outperforming the Standard & Poor’s 500 Index significantly, before reversing the entire gain; the correction was concentrated within a fairly narrow universe of high-growth, strong-momentum stocks, particularly biotech, software and internet-related companies. Having delivered strong, above-average returns in 2013 and through early 2014, this high-growth aspect was hit hardest during the second quarter, as investors rotated away from such stocks in favor of more traditional-value attributes. U.S. small-cap growth stocks, as measured by the benchmark, fell during the six-month period, trailing large-cap growth stocks and their small-cap value counterparts, while they notably outperformed both during the 12-month period.

The Small-Cap Growth Investment Team (the “Team”) emphasizes investments in companies balanced between secular growers and companies well-positioned to benefit from ongoing economic growth. Sector allocations, which are driven by the Team’s “bottom-up” process, are relatively muted compared to the benchmark, as the Team continues to find opportunities across most economic sectors.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Russell 2000® Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Growth Index represents the performance of 2,000 small-cap growth companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JULY 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Small Cap Growth Portfolio*
Class A	-5.87%	10.21%

Class B†	-6.21%	9.37%

Class C	-6.19%	9.39%

Advisor Class‡	-5.73%	10.51%

Class R‡	-5.98%	9.94%

Class K‡	-5.83%	10.30%

Class I‡	-5.69%	10.61%

Russell 2000 Growth Index	-2.29%	8.93%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended July 31, 2014 by 0.01%.

†     Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

‡     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 7/31/04 TO 7/31/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small Cap Growth Portfolio Class A shares (from 7/31/04 to 7/31/14) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	10.21%	5.52%
5 Years	20.91%	19.86%
10 Years	10.71%	10.23%

Class B Shares
1 Year	9.37%	5.37%
5 Years	19.93%	19.93%
10 Years(a)	9.97%	9.97%

Class C Shares
1 Year	9.39%	8.39%
5 Years	20.01%	20.01%
10 Years	9.87%	9.87%

Advisor Class Shares*
1 Year	10.51%	10.51%
5 Years	21.24%	21.24%
10 Years	11.01%	11.01%

Class R Shares*
1 Year	9.94%	9.94%
5 Years	20.68%	20.68%
Since Inception†	9.51%	9.51%

Class K Shares*
1 Year	10.30%	10.30%
5 Years	21.08%	21.08%
Since Inception†	9.83%	9.83%

Class I Shares*
1 Year	10.61%	10.61%
5 Years	21.45%	21.45%
Since Inception†	10.21%	10.21%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.34%, 2.12%, 2.08%, 1.07%, 1.55%, 1.21% and 0.92% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed below.

†	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	21.31%
5 Years	22.90%
10 Years	10.11%

Class B Shares
1 Year	21.72%
5 Years	22.96%
10 Years(a)	9.84%

Class C Shares
1 Year	24.76%
5 Years	23.04%
10 Years	9.74%

Advisor Class Shares*
1 Year	27.02%
5 Years	24.31%
10 Years	10.88%

Class R Shares*
1 Year	26.41%
5 Year	23.71%
Since Inception†	10.39%

Class K Shares*
1 Year	26.82%
5 Year	24.11%
Since Inception†	10.71%

Class I Shares*
1 Year	27.18%
5 Year	24.50%
Since Inception†	11.09%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed below.

†	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on page 4.

8	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$941.30	$5.97	1.24%
Hypothetical**	$1,000	$1,018.65	$6.21	1.24%
Class B
Actual	$1,000	$937.90	$9.75	2.03%
Hypothetical**	$1,000	$1,014.73	$10.14	2.03%
Class C
Actual	$1,000	$938.10	$9.51	1.98%
Hypothetical**	$1,000	$1,014.98	$9.89	1.98%
Advisor Class
Actual	$1,000	$942.70	$4.72	0.98%
Hypothetical**	$1,000	$1,019.93	$4.91	0.98%
Class R
Actual	$1,000	$940.20	$7.26	1.51%
Hypothetical**	$1,000	$1,017.31	$7.55	1.51%
Class K
Actual	$1,000	$941.70	$5.73	1.19%
Hypothetical**	$1,000	$1,018.89	$5.96	1.19%
Class I
Actual	$1,000	$943.10	$4.38	0.91%
Hypothetical**	$1,000	$1,020.28	$4.56	0.91%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	9

Expense Example

PORTFOLIO SUMMARY

July 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,545.7

TEN LARGEST HOLDINGS†

July 31, 2014 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
PolyOne Corp.	$28,819,040	1.9%
Akorn, Inc.	28,492,175	1.9
Acadia Healthcare Co., Inc.	26,731,398	1.7
Team Health Holdings, Inc.	26,192,886	1.7
Capella Education Co.	24,184,363	1.6
TrueBlue, Inc.	23,696,734	1.5
Aspen Technology, Inc.	23,665,547	1.5
United Rentals, Inc.	23,630,632	1.5
Kirby Corp.	23,618,903	1.5
Five Below, Inc.	23,507,916	1.5
	$252,539,594	16.3%

*	All data are as of July 31, 2014. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (“GICS”) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

July 31, 2014

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.5%
Information Technology – 26.5%
Communications Equipment – 0.2%
Arista Networks, Inc.(a)(b)	46,326	$3,063,075

Electronic Equipment, Instruments & Components – 1.5%
InvenSense, Inc.(a)(b)	343,850	7,911,989
Zebra Technologies Corp. – Class A(b)	198,260	15,874,678

		23,786,667

Internet Software & Services – 7.7%
CoStar Group, Inc.(b)	141,640	20,357,917
Dealertrack Technologies, Inc.(b)	453,807	17,049,529
Demandware, Inc.(b)	185,514	11,175,363
Envestnet, Inc.(b)	393,570	17,163,588
Pandora Media, Inc.(b)	458,110	11,507,723
Shutterstock, Inc.(a)(b)	187,156	14,586,939
Yelp, Inc.(b)	165,554	11,118,607
Zillow, Inc. – Class A(a)(b)	106,050	15,221,356

		118,181,022

IT Services – 0.4%
VeriFone Systems, Inc.(b)	178,500	5,981,535

Semiconductors & Semiconductor Equipment – 6.7%
Cavium, Inc.(b)	355,187	16,569,474
Intersil Corp. – Class A	1,590,800	20,409,964
Monolithic Power Systems, Inc.	264,710	10,916,640
Silicon Laboratories, Inc.(b)	444,470	18,103,263
Spansion, Inc. – Class A(b)	542,870	10,298,244
Synaptics, Inc.(b)	225,510	16,288,587
Teradyne, Inc.	553,340	10,081,855

		102,668,027

Software – 10.0%
A10 Networks, Inc.(a)(b)	622,918	6,727,514
Aspen Technology, Inc.(b)	544,787	23,665,547
Fortinet, Inc.(b)	941,930	23,124,382
Guidewire Software, Inc.(b)	345,190	13,980,195
Interactive Intelligence Group, Inc.(b)	17,254	782,814
PTC, Inc.(b)	625,390	22,489,025
SolarWinds, Inc.(b)	410,060	16,869,868
SS&C Technologies Holdings, Inc.(b)	268,669	11,636,054
Tableau Software, Inc. – Class A(b)	207,175	13,466,375
Ultimate Software Group, Inc. (The)(b)	164,367	22,174,752

		154,916,526

		408,596,852

Health Care – 23.1%
Biotechnology – 5.5%
Cubist Pharmaceuticals, Inc.(b)	238,711	14,537,500

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Isis Pharmaceuticals, Inc.(a)(b)	209,467	$6,491,382
Karyopharm Therapeutics, Inc.(a)(b)	160,302	5,560,876
KYTHERA Biopharmaceuticals, Inc.(a)(b)	167,846	5,636,269
NPS Pharmaceuticals, Inc.(b)	565,240	15,792,805
Puma Biotechnology, Inc.(b)	69,657	15,444,350
Sage Therapeutics, Inc.(b)	93,545	2,639,840
Synageva BioPharma Corp.(b)	102,904	7,039,663
TESARO, Inc.(b)	240,114	6,905,679
Ultragenyx Pharmaceutical, Inc.(a)(b)	112,726	4,926,126

		84,974,490

Health Care Equipment & Supplies – 5.8%
Align Technology, Inc.(b)	233,500	12,658,035
Cardiovascular Systems, Inc.(b)	317,263	8,566,101
HeartWare International, Inc.(b)	188,891	15,906,511
Insulet Corp.(b)	364,180	12,870,121
K2M Group Holdings, Inc.(b)	501,661	8,513,187
LDR Holding Corp.(a)(b)	445,789	10,213,026
Sirona Dental Systems, Inc.(b)	195,362	15,668,033
Tandem Diabetes Care, Inc.(b)	385,421	4,813,908

		89,208,922

Health Care Providers & Services – 5.0%
Acadia Healthcare Co., Inc.(b)	560,877	26,731,398
MEDNAX, Inc.(b)	201,640	11,933,055
Premier, Inc. – Class A(b)	427,935	12,110,560
Team Health Holdings, Inc.(b)	463,181	26,192,886

		76,967,899

Life Sciences Tools & Services – 2.0%
ICON PLC(b)	274,005	14,193,459
PAREXEL International Corp.(b)	321,860	17,238,822

		31,432,281

Pharmaceuticals – 4.8%
Akorn, Inc.(b)	839,734	28,492,175
Aratana Therapeutics, Inc.(a)(b)	393,907	4,541,748
GW Pharmaceuticals PLC (ADR)(a)(b)	69,787	5,903,980
Jazz Pharmaceuticals PLC(b)	87,180	12,181,661
Pacira Pharmaceuticals, Inc./DE(b)	194,780	17,919,760
Revance Therapeutics, Inc.(b)	180,508	5,537,986

		74,577,310

		357,160,902

Industrials – 19.5%
Aerospace & Defense – 2.0%
Hexcel Corp.(b)	630,540	23,487,615
KEYW Holding Corp. (The)(b)	593,943	7,780,653

		31,268,268

Commercial Services & Supplies – 0.0%
Interface, Inc.	12,099	191,769

Construction & Engineering – 1.3%
Dycom Industries, Inc.(b)	699,083	19,658,214

12	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 1.5%
Carlisle Cos., Inc.	292,054	$23,370,161

Machinery – 8.3%
Actuant Corp. – Class A	447,150	14,434,002
Chart Industries, Inc.(b)	213,006	16,199,106
IDEX Corp.	307,590	23,321,474
Lincoln Electric Holdings, Inc.	300,910	19,992,461
Middleby Corp. (The)(b)	245,140	17,860,900
RBC Bearings, Inc.	243,064	13,485,191
Valmont Industries, Inc.(a)	150,921	21,978,625

		127,271,759

Marine – 1.5%
Kirby Corp.(b)	202,807	23,618,903

Professional Services – 1.9%
TrueBlue, Inc.(b)	877,982	23,696,734
WageWorks, Inc.(b)	123,500	5,154,890

		28,851,624

Road & Rail – 1.5%
Genesee & Wyoming, Inc. – Class A(b)	234,632	23,399,850

Trading Companies & Distributors – 1.5%
United Rentals, Inc.(b)	223,141	23,630,632

		301,261,180

Consumer Discretionary – 14.2%
Distributors – 2.6%
LKQ Corp.(b)	691,657	18,090,289
Pool Corp.	400,870	21,951,641

		40,041,930

Diversified Consumer Services – 2.5%
Bright Horizons Family Solutions, Inc.(b)	355,621	14,783,165
Capella Education Co.	378,117	24,184,363

		38,967,528

Hotels, Restaurants & Leisure – 2.0%
Buffalo Wild Wings, Inc.(b)	152,610	22,177,285
Zoe’s Kitchen, Inc.(a)(b)	316,649	9,185,988

		31,363,273

Household Durables – 0.8%
Tempur Sealy International, Inc.(b)	218,490	11,953,588

Internet & Catalog Retail – 1.6%
HomeAway, Inc.(b)	367,404	12,756,267
zulily, Inc. – Class A(a)(b)	332,223	11,501,560

		24,257,827

Media – 1.1%
National CineMedia, Inc.	1,118,198	17,958,260

Multiline Retail – 0.5%
Tuesday Morning Corp.(b)	476,760	7,847,470

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 3.1%
Cabela’s, Inc.(a)(b)	292,010	$17,041,703
Container Store Group, Inc. (The)(a)(b)	73,591	1,547,619
Dick’s Sporting Goods, Inc.	128,640	5,471,059
Five Below, Inc.(b)	641,942	23,507,916

		47,568,297

		219,958,173

Financials – 5.9%
Banks – 4.5%
City National Corp./CA	156,550	11,780,387
Iberiabank Corp.	237,076	15,554,556
Opus Bank(b)	154,855	4,599,194
Signature Bank/New York NY(b)	157,140	17,975,245
SVB Financial Group(b)	179,378	19,555,790

		69,465,172

Capital Markets – 1.4%
Artisan Partners Asset Management, Inc. – Class A	108,121	5,633,104
Stifel Financial Corp.(b)	348,113	15,940,094

		21,573,198

		91,038,370

Energy – 4.9%
Energy Equipment & Services – 2.4%
Dril-Quip, Inc.(b)	180,450	18,183,947
Superior Energy Services, Inc.	556,824	18,709,286

		36,893,233

Oil, Gas & Consumable Fuels – 2.5%
Laredo Petroleum, Inc.(b)	455,631	12,365,825
Matador Resources Co.(b)	504,655	13,645,871
Oasis Petroleum, Inc.(b)	248,886	13,302,957

		39,314,653

		76,207,886

Materials – 1.9%
Chemicals – 1.9%
PolyOne Corp.	759,395	28,819,040

Consumer Staples – 1.6%
Food & Staples Retailing – 1.6%
Chefs’ Warehouse, Inc. (The)(b)	529,848	9,309,430
Sprouts Farmers Market, Inc.(b)	517,773	15,797,254

		25,106,684

Telecommunication Services – 0.9%
Wireless Telecommunication Services – 0.9%
RingCentral, Inc. – Class A(a)(b)	931,548	13,908,012

Total Common Stocks (cost $1,252,218,295)		1,522,057,099

14	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.8%
Investment Companies – 1.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(c) (cost $28,757,288)	28,757,288	$28,757,288

Total Investments Before Security Lending Collateral for Securities Loaned – 100.3% (cost $1,280,975,583)		1,550,814,387

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 6.1%
Investment Companies – 6.1%
AllianceBernstein Exchange Reserves – Class I, 0.07%(c) (cost $93,226,904)	93,226,904	93,226,904

Total Investments – 106.4% (cost $1,374,202,487)		1,644,041,291
Other assets less liabilities – (6.4)%		(98,328,157)

Net Assets – 100.0%		$1,545,713,134

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	15

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

July 31, 2014

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,252,218,295)	$1,522,057,099	(a)
Affiliated issuers (cost $121,984,192—including investment of cash collateral for securities loaned of $93,226,904)	121,984,192
Cash	418,266
Receivable for investment securities sold	17,146,489
Receivable for capital stock sold	4,883,521
Interest and dividends receivable	218,380

Total assets	1,666,707,947

Liabilities
Payable for collateral received on securities loaned	88,916,315
Payable for investment securities purchased	22,637,016
Collateral due to Securities Lending Agent	4,310,589
Payable for capital stock redeemed	3,411,796
Advisory fee payable	1,024,830
Distribution fee payable	221,402
Transfer Agent fee payable	73,109
Administrative fee payable	23,185
Accrued expenses	376,571

Total liabilities	120,994,813

Net Assets	$1,545,713,134

Composition of Net Assets
Capital stock, at par	$3,132
Additional paid-in capital	1,131,136,240
Accumulated net investment loss	(5,797,693)
Accumulated net realized gain on investment transactions	150,532,651
Net unrealized appreciation on investments	269,838,804

	$1,545,713,134

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$475,831,671	9,786,081	$48.62	*

B	$3,773,886	101,619	$37.14

C	$67,619,032	1,807,614	$37.41

Advisor	$426,149,523	8,305,384	$51.31

R	$53,266,642	1,107,706	$48.09

K	$82,243,973	1,662,022	$49.48

I	$436,828,407	8,554,182	$51.07

(a)	Includes securities on loan with a value of $84,258,278 (see Note E).

*	The maximum offering price per share for Class A shares was $50.78 which reflects a sales charge of 4.25%.

See notes to financial statements.

16	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended July 31, 2014

Investment Income
Dividends
Unaffiliated issuers	$4,169,467
Affiliated issuers	68,432
Interest	51
Securities lending income	1,086,175	$5,324,125

Expenses
Advisory fee (see Note B)	11,838,038
Distribution fee—Class A	1,366,604
Distribution fee—Class B	48,056
Distribution fee—Class C	696,973
Distribution fee—Class R	279,961
Distribution fee—Class K	218,232
Transfer agency—Class A	1,000,890
Transfer agency—Class B	11,736
Transfer agency—Class C	140,119
Transfer agency—Advisor Class	753,866
Transfer agency—Class R	121,569
Transfer agency—Class K	124,398
Transfer agency—Class I	509,090
Custodian	272,810
Printing	150,348
Registration fees	136,062
Administrative	62,236
Audit and tax	47,897
Legal	45,899
Directors’ fees	6,640
Miscellaneous	39,204

Total expenses		17,870,628

Net investment loss		(12,546,503)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		219,283,130
Net change in unrealized appreciation/depreciation of investments		(65,576,394)

Net gain on investment transactions		153,706,736

Net Increase in Net Assets from Operations		$141,160,233

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	17

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2014	Year Ended July 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(12,546,503)	$(8,238,321)
Net realized gain on investment transactions	219,283,130	53,501,166
Net change in unrealized appreciation/depreciation of investments	(65,576,394)	261,454,201

Net increase in net assets from operations	141,160,233	306,717,046
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	(31,667,180)	(11,536,752)
Class B	(401,890)	(235,413)
Class C	(5,535,775)	(1,854,979)
Advisor Class	(21,636,633)	(6,593,078)
Class R	(3,498,925)	(1,126,963)
Class K	(5,505,723)	(1,689,067)
Class I	(26,368,549)	(7,882,890)
Capital Stock Transactions
Net increase	60,217,655	397,710,526

Total increase	106,763,213	673,508,430
Net Assets
Beginning of period	1,438,949,921	765,441,491

End of period (including accumulated net investment loss of ($5,797,693) and ($6,984,519), respectively)	$1,545,713,134	$1,438,949,921

See notes to financial statements.

18	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

July 31, 2014

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of ten portfolios: AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select US Equity Portfolio, AllianceBernstein Dynamic All Market Fund Portfolio, AllianceBernstein Select US Long/Short Portfolio, AllianceBernstein Concentrated Growth Fund and AllianceBernstein Multi-Manager Alternative Strategies Fund (the “Portfolios”). The AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein Select US Long/Short Portfolio commenced operations on December 12, 2012. AllianceBernstein Concentrated Growth Fund commenced operations on February 28, 2014. AllianceBernstein Multi-Manager Alternative Strategies Fund commenced operations on July 31, 2014. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Small Cap Growth Portfolio (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	19

Notes to Financial Statements

distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. Effective February 1, 2013, the Fund is closed to new investors except as described below. Current shareholders as of January 31, 2013, may continue to purchase additional Fund shares, including through reinvestment of dividends and capital gains distributions and exchanges. In addition, the following categories of shareholders and investors may continue to purchase Fund shares: (i) investors that entered into a letter of intent prior to January 31, 2013; (ii) participants in group retirement plans that offered shares of the Fund as an investment option as of January 31, 2013; (iii) wrap fee programs or financial intermediaries charging asset-based fees that purchase shares on behalf of clients in existing accounts holding shares of the Fund as of January 31, 2013; and (iv) customers of certain other financial intermediaries as approved by the Adviser. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity

20	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	21

Notes to Financial Statements

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of July 31, 2014:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$1,522,057,099		$	– 0	–	$	– 0	–	$1,522,057,099
Short-Term Investments	28,757,288			– 0	–		– 0	–	28,757,288
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	93,226,904			– 0	–		– 0	–	93,226,904

Total Investments in Securities	1,644,041,291			– 0	–		– 0	–	1,644,041,291
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$1,644,041,291		$	– 0	–	$	– 0	–	$1,644,041,291

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the

22	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	23

Notes to Financial Statements

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the excess over $2.5 billion up to $5 billion and .60% of the excess over $5 billion as a percentage of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

24	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended July 31, 2014, the reimbursement for such services amounted to $62,236.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $762,789 for the year ended July 31, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $10,084 from the sale of Class A shares and received $13,751, $921 and $9,403 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2014.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended July 31, 2014 is as follows:

Market Value July 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2014 (000)	Dividend Income (000)
$ 41,948	$408,566	$421,757	$28,757	$27

Brokerage commissions paid on investment transactions for the year ended July 31, 2014 amounted to $1,904,648, of which $1,070 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	25

Notes to Financial Statements

Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Class A plan are currently limited to .27% of the Fund’s average daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $20,258,221, $2,603,802, $358,771 and $341,750 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2014 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,231,133,990		$1,263,095,850
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,383,527,250

Gross unrealized appreciation	$296,429,051
Gross unrealized depreciation	(35,915,010)

Net unrealized appreciation	$260,514,041

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended July 31, 2014.

26	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At July 31, 2014, the Fund had securities on loan with a value of $84,258,278 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $93,226,904. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $1,086,175 and $41,490 from the borrowers and AllianceBernstein Exchange

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	27

Notes to Financial Statements

Reserves, respectively, for the year ended July 31, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended July 31, 2014 is as follows:

Market Value July 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2014 (000)
$ 108,318	$650,075	$665,166	$93,227

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2014	Year Ended July 31, 2013

Class A
Shares sold	2,283,142	4,693,469	$115,677,083	$185,623,832

Shares issued in reinvestment of distributions	603,261	286,440	29,384,833	10,581,110

Shares converted from Class B	31,607	36,872	1,581,982	1,478,335

Shares redeemed	(2,737,150)	(2,980,422)	(137,501,880)	(120,805,763)

Net increase	180,860	2,036,359	$9,142,018	$76,877,514

Class B
Shares sold	7,076	10,457	$278,106	$328,868

Shares issued in reinvestment of distributions	10,508	7,801	392,899	227,167

Shares converted to Class A	(40,888)	(46,703)	(1,581,982)	(1,478,335)

Shares redeemed	(19,343)	(33,659)	(754,437)	(1,069,748)

Net decrease	(42,647)	(62,104)	$(1,665,414)	$(1,992,048)

Class C
Shares sold	423,985	720,018	$16,741,118	$22,652,009

Shares issued in reinvestment of distributions	122,634	51,758	4,617,177	1,515,985

Shares redeemed	(360,749)	(273,153)	(14,205,525)	(8,759,578)

Net increase	185,870	498,623	$7,152,770	$15,408,416

28	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

	Shares		Amount
	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2014	Year Ended July 31, 2013

Advisor Class
Shares sold	3,663,198	4,633,386	$195,829,753	$194,034,390

Shares issued in reinvestment of distributions	267,542	111,944	13,727,591	4,331,092

Shares redeemed	(2,116,477)	(1,963,166)	(111,747,372)	(83,160,579)

Net increase	1,814,263	2,782,164	$97,809,972	$115,204,903

Class R
Shares sold	363,922	719,615	$18,229,241	$28,552,405

Shares issued in reinvestment of distributions	72,489	30,713	3,498,319	1,126,868

Shares redeemed	(405,161)	(343,742)	(19,969,185)	(13,939,358)

Net increase	31,250	406,586	$1,758,375	$15,739,915

Class K
Shares sold	509,923	1,039,988	$26,394,989	$42,034,330

Shares issued in reinvestment of distributions	111,091	45,053	5,505,662	1,689,028

Shares redeemed	(543,785)	(382,857)	(28,003,964)	(15,691,808)

Net increase	77,229	702,184	$3,896,687	$28,031,550

Class I
Shares sold	2,741,911	5,624,842	$145,760,452	$234,286,655

Shares issued in reinvestment of distributions	509,095	205,033	25,989,297	7,881,466

Shares redeemed	(4,352,452)	(2,219,840)	(229,626,502)	(93,727,845)

Net increase (decrease)	(1,101,446)	3,610,035	$(57,876,753)	$148,440,276

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	29

Notes to Financial Statements

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2014.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended July 31, 2014 and July 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Long-term capital gains	$94,614,675	$30,919,143

Total taxable distributions	$94,614,675	$30,919,143

As of July 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gain	$159,857,415
Accumulated capital and other losses	(5,797,693	)(a)
Unrealized appreciation/(depreciation)	260,514,041	(b)

Total accumulated earnings/(deficit)	$414,573,763

(a)	At July 31, 2014, the Fund had a qualified late-year ordinary loss deferral of $5,797,693, which is deemed to arise on August 1, 2014.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

30	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of July 31, 2014, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the utilization of a net operating loss to offset capital gains and utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized gain on investment transactions, and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	31

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended July 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 47.08	$ 37.62	$ 35.77	$ 25.36	$ 21.08

Income From Investment Operations
Net investment loss(a)	(.47)	(.36)	(.31)	(.37)	(.31)
Net realized and unrealized gain on investment transactions	5.28	11.10	2.64	(b)	10.78	4.59

Net increase in net asset value from operations	4.81	10.74	2.33	10.41	4.28

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.23)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(3.27)	(1.28)	(.25)	– 0	–	– 0	–

Total dividends and distributions	(3.27)	(1.28)	(.48)	– 0	–	– 0	–

Net asset value, end of period	$ 48.62	$ 47.08	$ 37.62	$ 35.77	$ 25.36

Total Return
Total investment return based on net asset value(c)*	10.21%	29.47%	6.73%	41.05%	20.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$475,832	$452,253	$284,767	$227,339	$152,958
Ratio to average net assets of:
Expenses	1.27%	1.34%	1.33%	1.43%	1.60	%+
Net investment loss	(.93)%	(.89)%	(.88)%	(1.13)%	(1.30	)%+
Portfolio turnover rate	80%	76%	88%	107%	93%

See footnote summary on page 38.

32	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended July 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 36.93	$ 30.01	$ 28.64	$ 20.47	$ 17.16

Income From Investment Operations
Net investment loss(a)	(.67)	(.52)	(.48)	(.52)	(.42)
Net realized and unrealized gain on investment transactions	4.15	8.72	2.11	(b)	8.69	3.73

Net increase in net asset value from operations	3.48	8.20	1.63	8.17	3.31

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.01)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(3.27)	(1.28)	(.25)	– 0	–	– 0	–

Total dividends and distributions	(3.27)	(1.28)	(.26)	– 0	–	– 0	–

Net asset value, end of period	$ 37.14	$ 36.93	$ 30.01	$ 28.64	$ 20.47

Total Return
Total investment return based on net asset value(c)*	9.37%	28.45%	5.83%	39.91%	19.29%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,774	$5,329	$6,194	$8,999	$9,568
Ratio to average net assets of:
Expenses	2.04%	2.12%	2.18%	2.29%	2.45	%+
Net investment loss	(1.72)%	(1.63)%	(1.73)%	(1.99)%	(2.16	)%+
Portfolio turnover rate	80%	76%	88%	107%	93%

See footnote summary on page 38.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended July 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 37.17	$ 30.18	$ 28.83	$ 20.60	$ 17.25

Income From Investment Operations
Net investment loss(a)	(.65)	(.53)	(.46)	(.51)	(.41)
Net realized and unrealized gain on investment transactions	4.16	8.80	2.12	(b)	8.74	3.76

Net increase in net asset value from operations	3.51	8.27	1.66	8.23	3.35

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.06)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(3.27)	(1.28)	(.25)	– 0	–	– 0	–

Total dividends and distributions	(3.27)	(1.28)	(.31)	– 0	–	– 0	–

Net asset value, end of period	$ 37.41	$ 37.17	$ 30.18	$ 28.83	$ 20.60

Total Return
Total investment return based on net asset value(c)*	9.39%	28.52%	5.93%	39.95%	19.42%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$67,619	$60,274	$33,894	$20,107	$13,677
Ratio to average net assets of:
Expenses	2.00%	2.08%	2.08%	2.19%	2.37	%+
Net investment loss	(1.66)%	(1.64)%	(1.64)%	(1.90)%	(2.08	)%+
Portfolio turnover rate	80%	76%	88%	107%	93%

See footnote summary on page 38.

34	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended July 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 49.39	$ 39.30	$ 37.36	$ 26.43	$ 21.90

Income From Investment Operations
Net investment loss(a)	(.35)	(.27)	(.23)	(.28)	(.26)
Net realized and unrealized gain on investment transactions	5.54	11.64	2.76	(b)	11.21	4.79

Net increase in net asset value from operations	5.19	11.37	2.53	10.93	4.53

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.34)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(3.27)	(1.28)	(.25)	– 0	–	– 0	–

Total dividends and distributions	(3.27)	(1.28)	(.59)	– 0	–	– 0	–

Net asset value, end of period	$ 51.31	$ 49.39	$ 39.30	$ 37.36	$ 26.43

Total Return
Total investment return based on net asset value(c)*	10.51%	29.82%	7.03%	41.36%	20.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$426,149	$320,624	$145,773	$58,959	$18,067
Ratio to average net assets of:
Expenses	1.00%	1.07%	1.05%	1.10%	1.33	%+
Net investment loss	(.65)%	(.64)%	(.61)%	(.81)%	(1.03	)%+
Portfolio turnover rate	80%	76%	88%	107%	93%

See footnote summary on page 38.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended July 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 46.71	$ 37.42	$ 35.61	$ 25.30	$ 21.04

Income From Investment Operations
Net investment loss(a)	(.59)	(.45)	(.41)	(.44)	(.34)
Net realized and unrealized gain on investment transactions	5.24	11.02	2.65	(b)	10.75	4.60

Net increase in net asset value from operations	4.65	10.57	2.24	10.31	4.26

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.18)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(3.27)	(1.28)	(.25)	– 0	–	– 0	–

Total dividends and distributions	(3.27)	(1.28)	(.43)	– 0	–	– 0	–

Net asset value, end of period	$ 48.09	$ 46.71	$ 37.42	$ 35.61	$ 25.30

Total Return
Total investment return based on net asset value(c)*	9.94%	29.17%	6.48%	40.75%	20.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$53,267	$50,283	$25,065	$13,504	$6,845
Ratio to average net assets of:
Expenses	1.52%	1.55%	1.60%	1.63%	1.69	%+
Net investment loss	(1.18)%	(1.12)%	(1.16)%	(1.33)%	(1.39	)%+
Portfolio turnover rate	80%	76%	88%	107%	93%

See footnote summary on page 38.

36	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended July 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 47.83	$ 38.16	$ 36.24	$ 25.66	$ 21.27

Income From Investment Operations
Net investment loss(a)	(.44)	(.33)	(.31)	(.35)	(.26)
Net realized and unrealized gain on investment transactions	5.36	11.28	2.71	(b)	10.93	4.65

Net increase in net asset value from operations	4.92	10.95	2.40	10.58	4.39

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.23)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(3.27)	(1.28)	(.25)	– 0	–	– 0	–

Total dividends and distributions	(3.27)	(1.28)	(.48)	– 0	–	– 0	–

Net asset value, end of period	$ 49.48	$ 47.83	$ 38.16	$ 36.24	$ 25.66

Total Return
Total investment return based on net asset value(c)*	10.30%	29.60%	6.83%	41.23%	20.64%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$82,244	$75,804	$33,677	$10,725	$6,858
Ratio to average net assets of:
Expenses	1.19%	1.21%	1.25%	1.32%	1.37	%+
Net investment loss	(.85)%	(.78)%	(.83)%	(1.03)%	(1.07	)%+
Portfolio turnover rate	80%	76%	88%	107%	93%

See footnote summary on page 38.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended July 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 49.13	$ 39.05	$ 37.09	$ 26.18	$ 21.63

Income From Investment Operations
Net investment loss(a)	(.30)	(.21)	(.18)	(.24)	(.18)
Net realized and unrealized gain on investment transactions	5.51	11.57	2.74	(b)	11.15	4.73

Net increase in net asset value from operations	5.21	11.36	2.56	10.91	4.55

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.35)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(3.27)	(1.28)	(.25)	– 0	–	– 0	–

Total dividends and distributions	(3.27)	(1.28)	(.60)	– 0	–	– 0	–

Net asset value, end of period	$ 51.07	$ 49.13	$ 39.05	$ 37.09	$ 26.18

Total Return
Total investment return based on net asset value(c)*	10.61%	29.98%	7.16%	41.67%	21.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$436,828	$474,383	$236,071	$195,623	$187,866
Ratio to average net assets of:
Expenses	.91%	.92%	.94%	1.00%	1.04	%+
Net investment loss	(.57)%	(.51)%	(.49)%	(.70)%	(.74	)%+
Portfolio turnover rate	80%	76%	88%	107%	93%

(a)	Based on average shares outstanding.

(b)	Includes $.08 per share attributed to third party regulatory settlements.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended July 31, 2014, July 31, 2013, July 31, 2012, July 31, 2011 and July 31, 2010 by 0.01%, 0.08%, 0.01%, 0.04% and 0.12%, respectively.

Includes	the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended July 31, 2012 by 0.20%.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

38	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AllianceBernstein Small Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Small Cap Growth Portfolio (one of the portfolios constituting the AllianceBernstein Cap Fund, Inc. (the “Fund”)) as of July 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Small Cap Growth Portfolio (one of the portfolios constituting the AllianceBernstein Cap Fund, Inc.) at July 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 25, 2014

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	39

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Bruce K. Aronow(2), Senior Vice President

N. Kumar Kirpalani(2) , Vice President

Samantha S. Lau(2) , Vice President

Wen-Tse Tseng(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent	Transfer Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio.

40	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	103	None

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	41

Management of the Fund

NAME, ADDRESS* AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 72 (2005)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He has been Chairman of the AllianceBernstein Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	103	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009 until July 2014

John H. Dobkin, ## 72 (1994)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	103	None

42	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Management of the Fund

NAME, ADDRESS* AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	103	Asia Pacific Fund, Inc. (registered investment company) since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund (registered investment company) since prior to 2009 to 2013

William H. Foulk, Jr., ## 82 (1992)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and was Chairman of the Independent Directors Committees of the AllianceBernstein Funds from 2003 to early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	103	None

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	43

Management of the Fund

NAME, ADDRESS* AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2009. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2009 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	103	PLX Technology (semi-conductors) since prior to 2009 until November 2013, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, ## 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	103	None

44	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Management of the Fund

NAME, ADDRESS* AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AllianceBernstein Funds since 2008.	103	None

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	45

Management of the Fund

NAME, ADDRESS* AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, ## 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AllianceBernstein Funds from 2007 until August 2014.	103	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and Independent Directors Committee.

46	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Management of the Fund

Officers Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Bruce K. Aronow 48	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

N. Kumar Kirpalani 60	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Samantha S. Lau 41	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2009.

Wen-Tse Tseng 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2009.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS,** with which she has been associated since prior to 2009.

Vincent S. Noto 49	Chief Compliance Officer	Vice President, Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2009.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	47

Management of the Fund

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Cap Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) at a meeting held on May 5-8, 2014.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

48	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	49

respect of certain classes of the Portfolio’s shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the May 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 2000 Growth Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2014. The directors noted that the Fund was in the 1st quintile of the Performance Group and the Performance Universe for all periods. The Fund outperformed the Index in all periods. Based on their review, the directors concluded that the Fund’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points, plus the less than 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Fund’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate similar to the rate being paid under the Portfolio’s Advisory Agreement (including the impact of the expense reimbursement to the Adviser pursuant to the Advisory Agreement). The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those

50	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information indicating that the fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising registered investment companies with a similar investment style. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style for the same fee schedule as the Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”). The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they represent the least expensive way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio was the same as the Expense Group median and lower than the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was satisfactory.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	51

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

52	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein

Cap Portfolio, Inc. (the “Portfolio”), in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Portfolio for the Directors of the Portfolio, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual Portfolio companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the

1	The information in the fee evaluation was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	53

Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of Portfolios with almost all Portfolios in each category having the same advisory fee schedule.4 Also shown are the Portfolio’s net assets on March 31, 2014.

Category	Advisory Fee[5]	Net Assets 3/31/14 ($MIL)	Portfolio
Growth	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$1,673.9	Small Cap Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $45,004 (0.004% of the Portfolio’s average daily net assets) for such services.

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Portfolios, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fee of the Portfolio is based on the percentage of the Portfolio’s average daily net assets and is paid on a monthly basis.

54	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Set forth below are the Portfolio’s annualized semi-annual total expense ratios:6

Portfolio	Total Expense Ratio[7]		Fiscal Year End
Small Cap Growth Portfolio	Advisor	1.02%	July 31
	Class A	1.29%	(ratios as of January 31, 2014)
	Class B	2.05%
	Class C	2.02%
	Class R	1.51%
	Class K	1.19%
	Class I	0.90%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Portfolio Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Portfolio counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing such services. Also, retail mutual Portfolios managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual Portfolio since establishing a new mutual Portfolio requires a large upfront investment and it may take a long time for the Portfolio to achieve profitability since the Portfolio must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Portfolio with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	55

risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual Portfolio industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.8 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio based on March 31, 2014 net assets.9

Portfolio	Net Assets 3/31/14 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio	$1,673.9	Small Cap Growth 1.00% on 1st $50 million 0.85% on next $50 million 0.75% on the balance Minimum Account Size: $25m	0.760%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Portfolio, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Portfolio.10 Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the AVPS fee schedule been applicable to the Portfolio based on March 31, 2014 net assets:

Portfolio	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio	Small Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual Portfolios and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

10	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same fee schedule as the AVPS portfolio.

56	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

The Adviser provides sub-advisory investment services to certain other investment companies managed by other Portfolio families. The Adviser charges the following fees for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2014 net assets.

Portfolio		Fee Schedule	Effective Sub-advised Fee (%)	Portfolio Advisory Fee (%)
Small Cap Growth Portfolio	Client #1[11]	AB Sub-Advisory Fee Schedule: 0.60% on the first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.575%	0.750%

	Client #2	AB Sub-Advisory Fee Schedule: 0.55% of average daily net assets	0.550%	0.750%

	Client #3	AB Sub-Advisory Fee Schedule: 0.65% on the first $25 million 0.60% on next $75 million 0.55% on the balance	0.554%	0.750%

	Client #4	AB Sub-Advisory Fee Schedule: 0.45% of average daily net assets	0.450%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

11	Assets are aggregated with other Special Equity Portfolios for purposes of calculating the investment advisory fee.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	57

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL PORTFOLIO COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.12 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)13 and the Portfolio’s contractual management fee ranking.14

Lipper describes an EG as a representative sample of comparable Portfolios. Lipper’s standard methodology for screening Portfolios to be included in an EG entails the consideration of several Portfolio criteria, including Portfolio type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty Portfolios.

Portfolio	Contractual Management Fee (%)[15]	Lipper EG Median (%)	Lipper EG Rank
Small Cap Growth Portfolio	0.750	0.830	6/17

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all Portfolios that have the same investment classifications/objective and load type as the subject Portfolio. Set

12	The Supreme Court cautioned against accepting mutual Portfolio fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

13	Lipper does not consider average account size when constructing EGs. Portfolios with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized Portfolios that have relatively large average account sizes. There are limitations to Lipper expense category data because different Portfolios categorize expenses differently.

14	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that a Portfolio had the lowest effective fee rate in the Lipper peer group.

15	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

58	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

forth below is Lipper’s comparison of the Portfolio’s total expense ratio and the median of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown.

Portfolio	Total Expense Ratio (%)[16]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Small Cap Growth Portfolio	1.338	1.338	9/17	1.386	28/70

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

16	Most recently completed fiscal year Class A share total expense ratio.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	59

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Portfolios or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $22,492, $1,870,602 and $35,420 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $716,745 in fees from the Portfolio.

The Portfolio effected brokerage transactions during the most recently completed fiscal year through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. These credits and charges are not being passed onto any SCB client. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average

60	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Portfolios managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various Portfolio characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (Portfolio size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by Portfolio AUM, family AUM, index Portfolio indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Portfolios to similar Portfolios managed by 19 other large asset managers, regardless of the Portfolio size and each Adviser’s proportion of mutual Portfolio assets to non-mutual Portfolio assets.

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual Portfolio fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for Portfolios with larger asset sizes and Portfolios from larger family sizes compared to Portfolios with smaller asset sizes and Portfolios from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as Portfolios surpassed a certain high level of assets.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	61

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings20 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 28, 2014.22

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	46.94	37.99	35.60	2/17	7/78
3 year	20.16	15.49	15.31	1/17	2/70
5 year	33.09	28.23	27.49	1/17	1/62
10 year	11.06	10.28	9.19	1/14	2/47

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmark.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending February 28, 2014 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Small Cap Growth Portfolio	46.94	20.16	33.09	11.06	10.51	20.75	0.53	10
Russell 2000 Growth Index	37.06	15.98	28.05	9.19	N/A	20.20	0.45	10
Inception Date: February 12, 1969

20	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. It should be noted that performance returns of the Portfolio were provided by Lipper.

21	The Portfolio’s PG is not identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a portfolio from a PU is somewhat different from that of an EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the portfolio even if a portfolio had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2014.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

62	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	63

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Credit Long/Short Portfolio

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

64	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	65

NOTES

66	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

NOTES

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	67

NOTES

68	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SCG-0151-0714

ANNUAL REPORT

AllianceBernstein Market Neutral Strategies

Market Neutral Strategy – U.S.

Market Neutral Strategy – Global

July 31, 2014

Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

September 29, 2014

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Market Neutral Strategy – U.S. (the “U.S. Strategy”) and Market Neutral Strategy – Global (the “Global Strategy”) (each a “Strategy”, and collectively, the “Strategies”), for the annual reporting period ended July 31, 2014.

At a meeting held on August 6, 2014, the Board of Directors of AllianceBernstein Cap Fund, Inc. approved the liquidation and dissolution of the Global Strategy, which has suspended sales of its shares pending the completion of the liquidation and the payment of liquidating distributions to its shareholders. The Global Strategy expects to make the liquidating distributions on or shortly after October 10, 2014.

Investment Objective and Policies

The Strategies’ investment objective is to seek long-term growth of capital independent of stock market direction.

Both Strategies seek to limit market risk by balancing “long” and “short” positions. To do this, the U.S. Strategy will buy, or take long positions in, equity securities of U.S. companies, and in the case of the Global Strategy, in equity securities of U.S. and non U.S. companies, that AllianceBernstein L.P. (the “Adviser”) believes are undervalued and more likely to appreciate and, at the same time, sell, or take short positions in, equity securities that the Adviser believes are overvalued and more likely to depreciate. Equity securities include common stocks, preferred stocks and exchange-traded funds (“ETFs”) that invest primarily in equity securities. The Strategies will be highly diversified and may invest across different industries, sectors and regions. While the Strategies will not target issuers of a particular size, most issuers will have larger capitalizations.

Under normal circumstances, the Global Strategy invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Global Strategy invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Global Strategy expects to allocate its investments among eight geographic “sleeves,” with the size of the allocation depending upon the Adviser’s assessment of relative risks and returns. The sleeves are: the U.S.; Canada; Japan; Asia (other than Japan); the United Kingdom; Europe (other than the United Kingdom); Oceania (Australia and New Zealand); and the emerging markets. Each Strategy intends to maintain approximately equal dollar exposures in long and short positions within each sleeve under normal circumstances.

Each Strategy will generally be highly leveraged, with aggregate exposure (long and short) substantially in excess of its net assets. In general, leverage will increase in times of relatively low market volatility and decrease in times of higher market volatility, thereby maintaining a relatively constant risk level for each Strategy.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	1

The Strategies’ exposures may be achieved primarily or entirely through the use of derivatives, such as swaps, options, futures and forwards. For example, the Strategies may achieve long or short exposure to a particular equity security through a swap relating to that security. Derivatives may provide more efficient and economical, as well as significantly larger, exposure to equity markets than is possible through direct long investments or short selling. The Adviser will consider the impact of derivatives in making its assessments of the Strategies risks. The resulting exposures to markets, sectors, regions, issuers or specific securities will be continuously monitored by the Adviser.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from the Global Strategy’s securities positions when it finds the currency exposure unattractive. The Adviser may also decide not to hedge this exposure. To hedge all or a portion of its currency risk, the Global Strategy may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Strategies expect to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Strategies’ performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Investment Results

The tables on pages 7 and 11 show the Strategies’ performance compared to their benchmark, the Bank of America Merrill Lynch (“BofA ML”) 3-Month U.S. Treasury Bill (“T-Bill”) Index and the Lipper Equity Market Neutral Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Strategies, although some may have different investment policies and sales and management fees.

All share classes of both the Market Neutral – U.S. and the Market Neutral – Global Strategies underperformed the benchmark and the Lipper Average for both periods.

Overall, quantitative strategies (including capital use, current value, momentum, profitability, deep value and quality) underperformed in both Strategies for both periods, while macro (bets on the overall market) and fundamental techniques had a negligible impact on performance.

In the U.S. Strategy, over the 12-month period, momentum and current value techniques contributed, while profitability and quality strategies detracted; for the six-month

2	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

period, current value and deep value strategies contributed, while profitability continued to drag on performance and momentum suffered a significant reversal and provided significant volatility.

In the Global Strategy, for both periods, deep value and current value, along with capital use in Europe, contributed to performance, whereas momentum strategies in the UK detracted. Momentum strategies in Japan, as well as deep value holdings contributed for the 12-month period, but detracted for the six-month period.

The Strategies are diversified across sectors and regions. No sector or region has a significant net long or short position that had a major impact on performance. Regions that negatively impacted performance for the Global Strategy for both periods included positions in Oceania and Japan, while holdings in Europe, Asia ex Japan and North America contributed.

On a sector basis, in the U.S. Strategy, holdings in the technology and utilities sector detracted, while materials and consumer holdings contributed for the 12-month period. For the six-month period, holdings in the technology and industrials sectors detracted, while consumer discretionary and materials holdings contributed. In the Global Strategy, financial holdings detracted while energy and utilities holdings contributed for the 12-month period. For the six-month period, financial and technology holdings detracted, while energy and consumer discretionary holdings contributed.

During both periods, both Strategies have had gross leverage (defined as the sum of total dollar invested on the long side and total dollar invested on the short side, divided by net dollar value of the Strategy) of around 400%. The primary purpose of the leverage was to reduce correlation with the equity market by maintaining a very low level of net exposure, while attempting to magnify the potential alpha generation of the Strategies’ investment strategy. Although, as the Strategies realized low beta to the investable universe, both had negative investment returns for the six- and 12-month periods. The secondary objective of leverage is to generate excess returns by shorting stocks that underperform the overall market. This objective was not met, as short sales detracted modestly from the overall returns of the Strategies.

During the reporting period, the Strategies achieved their long and short investment exposures (and resulting investment performance) almost exclusively through the use of total return swaps. The Strategies also engaged in futures transactions and purchased options for investment purposes, and written options for hedging purposes, which all had no material impact on performance for either period.

Market Review and Investment Strategy

Market performance over both the six- and 12-month periods ended July 31, 2014 can be generally attributable to the continued rally in the U.S. and Japan. However, after multiple quarters of underperformance, emerging market

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	3

stocks rebounded during the six-month period, just when high-risk, high-momentum stocks in the developed world suffered a significant reversal. Modest corporate earnings growth was joined by further economic expansion, which led to significant market performance especially in companies with riskier characteristics or strong dividend payouts. The energy sector underperformed over concerns about capital spending, while consumer stocks underperformed on mounting fears that the multi-year housing recovery had slowed. In Japan, domestic consumption fell less than previous forecasts, leading to outperformance in domestic shares, although performance was tempered by lower-than-expected exports. In the Asia ex-Japan region, anticipation of less restrictive monetary policy in China and structural reforms led to significant outperformance in the local marketplace during the six-month period.

In the view of the Market Neutral Investment Team (the “Team”), economies in most regions of the world have entered, or may soon enter, a period of slowing growth. In light of this view, the Team continues to favor companies with inexpensive price multiples, strong balance sheets and overall strong earnings quality, with a growth tilt in isolated markets such as Australia where such strategies have traditionally outperformed.

4	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged BofA Merrill Lynch® 3-Month U.S. T-Bill Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofA ML U.S. 3-Month T-Bill Index measures the performance of Treasury securities maturing in 90 days. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Strategies.

A Word About Risk

Market Risk: The value of the Strategies’ assets will fluctuate as the equity market fluctuates. The value of the Strategies’ investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and may be subject to counterparty risk to a greater degree than more traditional investments.

Foreign (Non-U.S.) Risk: (Global Strategy) Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: (Global Strategy) Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk: (Global Strategy) Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

Leverage Risk: To the extent the Strategies use leveraging techniques, their net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategies’ investments.

Short Sale Risk: The Strategies may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Strategies will incur a loss by subsequently buying a security at a higher price than the price at which they sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by the Strategies). In contrast, the risk of loss from a long position is limited to the Strategies’ investment in the long position, since its value cannot fall below zero. Short selling is a form of leverage. To mitigate leverage risk, the Strategies will always hold liquid assets (including its long positions) at least equal to their short position exposure, marked-to-market daily.

ETF Risk: ETFs are investment companies. When the Strategies invest in an ETF, the Strategies bear their share of the ETF’s expenses and run the risk that the ETF may not achieve its investment objective.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Strategies from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market risk tend to involve greater liquidity risk.

Active Trading Risk: A higher rate of portfolio turnover increases transaction costs, which may negatively affect portfolio returns and may also result in substantial short-term gains, which may result in adverse tax consequences for shareholders.

Management Risk: The Strategies are subject to management risk because they are actively managed investment funds. The Adviser will apply its investment techniques

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

and risk analyses in making investment decisions. The Adviser also relies on its own quantitative models, which depend upon complex mathematical calculations and the correctness of certain historical correlations. There is no guarantee that the Adviser’s techniques, including the models, will produce the intended results.

These risks are fully discussed in the Strategies’ prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategies will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Disclosures and Risks

MARKET NEUTRAL STRATEGY – U.S.

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED JULY 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Market Neutral Strategy – U.S.
Class A	-1.93%	-1.76%

Class C	-2.28%	-2.42%

Advisor Class*	-1.71%	-1.42%

Class R*	-1.95%	-1.91%

Class K*	-1.83%	-1.64%

Class I*	-1.73%	-1.39%

BofA ML 3-Month U.S. T-Bill Index	0.02%	0.05%

Lipper Equity Market Neutral Funds Average	1.22%	1.79%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	7

Historical Performance

MARKET NEUTRAL STRATEGY – U.S.

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY (unaudited)

8/3/10* TO 7/31/14

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Market Neutral Strategy – U.S. Class A shares (from 8/3/10* to 7/31/14) as compared to the performance of the Strategy’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 8/03/2010.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Historical Performance

MARKET NEUTRAL STRATEGY – U.S.

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-1.76%	-5.97%
3 Years	-0.54%	-1.98%
Since Inception*	-0.23%	-1.31%

Class C Shares
1 Year	-2.42%	-3.38%
3 Years	-1.21%	-1.21%
Since Inception*	-0.88%	-0.88%

Advisor Class Shares†
1 Year	-1.42%	-1.42%
3 Years	-0.17%	-0.17%
Since Inception*	0.12%	0.12%

Class R Shares†
1 Year	-1.91%	-1.91%
3 Years	-0.67%	-0.67%
Since Inception*	-0.38%	-0.38%

Class K Shares†
1 Year	-1.64%	-1.64%
3 Years	-0.41%	-0.41%
Since Inception*	-0.11%	-0.11%

Class I Shares†
1 Year	-1.39%	-1.39%
3 Years	-0.18%	-0.18%
Since Inception*	0.12%	0.12%

The Strategy’s current prospectus fee table shows the Strategy’s total annual expense ratios as 9.25%, 10.11%, 9.01%, 9.00%, 8.76% and 8.45% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios, excluding expenses associated with securities sold short, to 1.55%, 2.25%, 1.25%, 1.75%, 1.50% and 1.25% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before November 1, 2014. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 8/03/2010.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	9

Historical Performance

MARKET NEUTRAL STRATEGY – U.S.

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)
Class A Shares
1 Year	-1.70%
3 Years	-0.17%
Since Inception*	-0.30%

Class C Shares
1 Year	1.02%
3 Years	0.61%
Since Inception*	0.16%

Advisor Class Shares†
1 Year	3.03%
3 Years	1.61%
Since Inception*	1.16%

Class R Shares†
1 Year	2.41%
3 Years	1.11%
Since Inception*	0.64%

Class K Shares†
1 Year	2.76%
3 Years	1.36%
Since Inception*	0.91%

Class I Shares†
1 Year	2.99%
3 Years	1.62%
Since Inception*	1.16%

*	Inception date: 8/03/2010.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date of these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

10	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Historical Performance

MARKET NEUTRAL STRATEGY – GLOBAL

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED JULY 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Market Neutral Strategy – Global
Class A	-5.32%	-4.28%

Class C	-5.56%	-4.87%

Advisor Class*	-5.08%	-3.77%

Class R*	-5.37%	-4.41%

Class K*	-5.22%	-4.18%

Class I*	-5.17%	-3.96%

BofA ML 3-Month U.S. T-Bill Index	0.02%	0.05%

Lipper Equity Market Neutral Funds Average	1.22%	1.79%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	11

Historical Performance

MARKET NEUTRAL STRATEGY – GLOBAL

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY (unaudited)

8/3/10* TO 7/31/14

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Market Neutral Strategy – Global Class A shares (from 8/3/10* to 7/31/14) as compared to the performance of the Strategy’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 8/03/2010.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Historical Performance

MARKET NEUTRAL STRATEGY – GLOBAL

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-4.28%	-8.36%
3 Years	-1.73%	-3.13%
Since Inception*	-0.16%	-1.23%

Class C Shares
1 Year	-4.87%	-5.81%
3 Years	-2.38%	-2.38%
Since Inception*	-0.85%	-0.85%

Advisor Class Shares†
1 Year	-3.77%	-3.77%
3 Years	-1.39%	-1.39%
Since Inception*	0.17%	0.17%

Class R Shares†
1 Year	-4.41%	-4.41%
3 Years	-1.93%	-1.93%
Since Inception*	-0.36%	-0.36%

Class K Shares†
1 Year	-4.18%	-4.18%
3 Years	-1.69%	-1.69%
Since Inception*	-0.11%	-0.11%

Class I Shares†
1 Year	-3.96%	-3.96%
3 Years	-1.43%	-1.43%
Since Inception*	0.14%	0.14%

The Strategy’s current prospectus fee table shows the Strategy’s total annual expense ratios as 6.50%, 7.29%, 6.32%, 6.50%, 6.19% and 5.89% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios, excluding expenses associated with securities sold short, to 1.60%, 2.30%, 1.30%, 1.80%, 1.55% and 1.30% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before November 1, 2014. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 8/03/2010.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	13

Historical Performance

MARKET NEUTRAL STRATEGY – GLOBAL

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)
Class A Shares
1 Year	-5.67%
3 Years	-2.01%
Since Inception*	-0.62%

Class C Shares
1 Year	-3.15%
3 Years	-1.31%
Since Inception*	-0.26%

Advisor Class Shares†
1 Year	-1.06%
3 Years	-0.29%
Since Inception*	0.79%

Class R Shares†
1 Year	-1.66%
3 Years	-0.81%
Since Inception*	0.26%

Class K Shares**
1 Year	-1.45%
3 Years	-0.55%
Since Inception*	0.51%

Class I Shares†
1 Year	-1.25%
3 Years	-0.29%
Since Inception*	0.76%

*	Inception date: 8/03/2010

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

14	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Market Neutral Strategy – U.S.

	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$980.70	$6.29	1.28%
Hypothetical**	$1,000	$1,018.45	$6.41	1.28%
Class C
Actual	$1,000	$977.20	$9.71	1.98%
Hypothetical**	$1,000	$1,014.98	$9.89	1.98%
Advisor Class
Actual	$1,000	$982.90	$4.92	1.00%
Hypothetical**	$1,000	$1,019.84	$5.01	1.00%
Class R
Actual	$1,000	$980.50	$7.46	1.52%
Hypothetical**	$1,000	$1,017.26	$7.60	1.52%
Class K
Actual	$1,000	$981.70	$6.34	1.29%
Hypothetical**	$1,000	$1,018.40	$6.46	1.29%
Class I
Actual	$1,000	$982.70	$4.97	1.01%
Hypothetical**	$1,000	$1,019.79	$5.06	1.01%

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	15

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

Market Neutral Strategy – Global

	Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$946.80	$13.81	2.86%
Hypothetical**	$1,000	$1,010.61	$14.26	2.86%
Class C
Actual	$1,000	$944.40	$17.26	3.58%
Hypothetical**	$1,000	$1,007.04	$17.82	3.58%
Advisor Class
Actual	$1,000	$949.20	$10.49	2.17%
Hypothetical**	$1,000	$1,014.03	$10.84	2.17%
Class R
Actual	$1,000	$946.30	$15.15	3.14%
Hypothetical**	$1,000	$1,009.22	$15.64	3.14%
Class K
Actual	$1,000	$947.80	$13.91	2.88%
Hypothetical**	$1,000	$1,010.51	$14.36	2.88%
Class I
Actual	$1,000	$948.30	$10.68	2.21%
Hypothetical**	$1,000	$1,013.84	$11.04	2.21%
*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

16	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Expense Example

MARKET NEUTRAL STRATEGY – U.S.

PORTFOLIO SUMMARY

July 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3.8

SECTOR BREAKDOWN*
	Long	Short

Consumer Discretionary	32.9%	-34.5%
Consumer Staples	19.2	-19.2
Energy	14.7	-11.5
Financials	30.4	-31.5
Health Care	23.5	-22.7
Industrials	24.6	-24.4
Information Technology	26.5	-29.9
Materials	17.6	-14.5
Telecommunication Services	2.3	-2.0
Utilities	4.1	-4.0

*	All data are as of July 31, 2014. The sector breakdown is expressed as an approximate percentage of the Strategy’s total net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	17

Portfolio Summary

MARKET NEUTRAL STRATEGY – GLOBAL

PORTFOLIO SUMMARY

July 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $11.2

SECTOR BREAKDOWN*
	Long	Short

Consumer Discretionary	29.8%	-30.0%
Consumer Staples	16.3	-18.2
Energy	15.6	-13.9
Financials	31.5	-31.1
Health Care	14.9	-12.6
Industrials	27.5	-29.7
Information Technology	14.4	-15.7
Materials	14.2	-13.7
Telecommunication Services	6.2	-5.0
Utilities	6.8	-6.2

NET COUNTRY EXPOSURE (TOP THREE)*
Long		Short

United States	1.8%	France	-2.2%
United Kingdom	1.8	Finland	-1.3
Hong Kong	1.3	Canada	-0.5

*	All data are as of July 31, 2014. The sector breakdown and net country exposure represent derivative investments expressed as an approximate percentage of the Strategy’s total net assets, inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

18	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Portfolio Summary

MARKET NEUTRAL STRATEGY – U.S.

PORTFOLIO OF INVESTMENTS

July 31, 2014

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 101.0%
Investment Companies – 53.7%
AllianceBerstein Fixed-Income Shares Inc. – Government STIF Portfolio, 0.08%(a)(b) (cost $2,040,118)	2,040,118	$2,040,118

	Principal Amount (000)
U.S. Treasury Bills – 47.3%
U.S. Treasury Bill Zero Coupon, 10/16/14(c) (cost $1,799,924)	$1,800	1,799,924

Total Investments – 101.0% (cost $3,840,042)		3,840,042
Other assets less liabilities – (1.0)%		(38,200)

Net Assets – 100.0%		$3,801,842

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Morgan Stanley Capital Services:
3M Co.	294	FedFundEffective Plus 0.35%	$39	4/15/15	$2,199
Abbott Laboratories	2,570	FedFundEffective Plus 0.35%	98	4/15/15	11,104
Activision Blizzard, Inc.	2,242	FedFundEffective Plus 0.35%	43	4/15/15	7,366
Aetna, Inc.	520	FedFundEffective Plus 0.35%	42	4/15/15	(1,134)
Alaska Air Group, Inc.	840	FedFundEffective Plus 0.35%	42	4/15/15	(4,723)
Alcoa, Inc.	3,011	FedFundEffective Plus 0.35%	39	4/15/15	10,096
Allegheny Technologies, Inc.	1,260	FedFundEffective Plus 0.35%	58	4/20/15	(10,165)
Altria Group, Inc.	2,018	FedFundEffective Plus 0.35%	77	4/15/15	5,691
Amdocs Ltd.	860	FedFundEffective Plus 0.35%	42	4/15/15	(2,630)
American Capital Ltd.	4,002	FedFundEffective Plus 0.35%	58	4/15/15	2,927
American Express Co.	458	FedFundEffective Plus 0.35%	39	4/15/15	965

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	19

Market Neutral Strategy – U.S.—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
American Financial Group, Inc./OH	1,450	FedFundEffective Plus 0.35%	$83	4/15/15	$(1,324)
American International Group, Inc.	1,370	FedFundEffective Plus 0.35%	75	4/15/15	(3,662)
Ameriprise Financial, Inc.	360	FedFundEffective Plus 0.35%	42	4/15/15	1,407
Ameriprise Financial, Inc.	250	FedFundEffective Plus 0.35%	30	4/20/15	(557)
AmerisourceBergen Corp.	625	FedFundEffective Plus 0.35%	40	4/15/15	8,026
AMETEK, Inc.	790	FedFundEffective Plus 0.35%	42	4/15/15	(3,534)
Applied Materials, Inc.	3,120	FedFundEffective Plus 0.35%	59	4/15/15	6,787
Archer-Daniels-Midland Co.	944	FedFundEffective Plus 0.35%	42	4/15/15	2,183
Arrow Electronics, Inc.	710	FedFundEffective Plus 0.35%	42	4/15/15	(503)
AT&T, Inc.	2,478	FedFundEffective Plus 0.35%	88	4/15/15	802
AutoZone, Inc.	140	FedFundEffective Plus 0.35%	75	4/20/15	(2,446)
Babcock & Wilcox Co. (The)	1,284	FedFundEffective Plus 0.35%	43	4/15/15	(3,536)
Ball Corp.	856	FedFundEffective Plus 0.35%	47	4/15/15	5,134
Berkshire Hathaway, Inc.	320	FedFundEffective Plus 0.35%	40	4/15/15	(103)
BlackRock, Inc.	210	FedFundEffective Plus 0.35%	68	4/20/15	(3,858)
Brown-Forman Corp.	227	FedFundEffective Plus 0.35%	21	4/15/15	(1,724)
Brown-Forman Corp.	223	FedFundEffective Plus 0.35%	21	4/15/15	(1,744)
Carlisle Cos., Inc.	810	FedFundEffective Plus 0.35%	68	4/15/15	(2,686)
Caterpillar, Inc.	400	FedFundEffective Plus 0.35%	43	4/15/15	(2,047)
CBRE Group, Inc.	2,030	FedFundEffective Plus 0.35%	67	4/20/15	(4,184)
CDW Corp./DE	1,830	FedFundEffective Plus 0.35%	58	4/20/15	(1,166)
Celanese Corp.	1,030	FedFundEffective Plus 0.35%	66	4/20/15	(6,532)
CF Industries Holdings, Inc.	166	FedFundEffective Plus 0.35%	40	4/15/15	1,688
Charles Schwab Corp. (The)	1,980	FedFundEffective Plus 0.35%	51	4/15/15	4,202
Cheniere Energy, Inc.	810	FedFundEffective Plus 0.35%	58	4/20/15	(1,117)
Cigna Corp.	618	FedFundEffective Plus 0.35%	48	4/15/15	7,793
Cintas Corp.	340	FedFundEffective Plus 0.35%	21	4/15/15	15

20	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Cintas Corp.	330	FedFundEffective Plus 0.35%	$21	4/15/15	$(23)
Colgate-Palmolive Co.	1,302	FedFundEffective Plus 0.35%	86	4/15/15	(3,042)
ConocoPhillips	832	FedFundEffective Plus 0.35%	61	4/15/15	9,056
Corning, Inc.	1,950	FedFundEffective Plus 0.35%	41	4/15/15	(3,002)
Costco Wholesale Corp.	500	FedFundEffective Plus 0.35%	59	4/15/15	28
CR Bard, Inc.	282	FedFundEffective Plus 0.35%	39	4/15/15	2,919
CSX Corp.	1,551	FedFundEffective Plus 0.35%	44	4/15/15	2,719
CVS Caremark Corp.	855	FedFundEffective Plus 0.35%	63	4/15/15	2,885
Cytec Industries, Inc.	411	FedFundEffective Plus 0.35%	40	4/15/15	1,812
DaVita HealthCare Partners, Inc.	1,130	FedFundEffective Plus 0.35%	83	4/20/15	(3,781)
Devon Energy Corp.	560	FedFundEffective Plus 0.35%	42	4/15/15	442
DISH Network Corp.	702	FedFundEffective Plus 0.35%	41	4/15/15	2,920
DISH Network Corp.	550	FedFundEffective Plus 0.35%	36	4/20/15	(2,486)
Dow Chemical Co (The)	1,210	FedFundEffective Plus 0.35%	62	4/20/15	(557)
Dow Chemical Co. (The)	790	FedFundEffective Plus 0.35%	42	4/15/15	(1,107)
Dr Pepper Snapple Group, Inc.	720	FedFundEffective Plus 0.35%	41	4/15/15	1,548
Dr Pepper Snapple Group, Inc.	680	FedFundEffective Plus 0.35%	40	4/20/15	(183)
Eli Lilly & Co.	1,653	FedFundEffective Plus 0.35%	98	4/15/15	3,393
Everest Re Group Ltd.	260	FedFundEffective Plus 0.35%	42	4/15/15	(1,328)
Everest Re Group Ltd.	90	FedFundEffective Plus 0.35%	15	4/20/15	(804)
Exelon Corp.	1,570	FedFundEffective Plus 0.35%	59	4/15/15	(10,081)
Fifth Third Bancorp	1,920	FedFundEffective Plus 0.35%	41	4/15/15	(1,042)
Fiserv, Inc.	687	FedFundEffective Plus 0.35%	39	4/15/15	3,701
FleetCor Technologies, Inc.	510	FedFundEffective Plus 0.35%	68	4/20/15	39
Foot Locker, Inc.	1,130	FedFundEffective Plus 0.35%	50	4/15/15	3,471
Halliburton Co.	1,050	FedFundEffective Plus 0.35%	67	4/15/15	5,227
Hanesbrands, Inc.	639	FedFundEffective Plus 0.35%	49	4/15/15	13,969
HCA Holdings, Inc.	861	FedFundEffective Plus 0.35%	42	4/15/15	14,267

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	21

Market Neutral Strategy – U.S.—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
HCA Holdings, Inc.	320	FedFundEffective Plus 0.35%	$18	4/20/15	$2,989
Helmerich & Payne, Inc.	374	FedFundEffective Plus 0.35%	41	4/15/15	(799)
Hershey Co. (The)	681	FedFundEffective Plus 0.35%	68	4/15/15	(7,494)
Hess Corp.	721	FedFundEffective Plus 0.35%	62	4/15/15	9,386
Hewlett-Packard Co.	1,300	FedFundEffective Plus 0.35%	42	4/15/15	4,342
Hewlett-Packard Co.	430	FedFundEffective Plus 0.35%	14	4/15/15	1,296
Humana, Inc.	330	FedFundEffective Plus 0.35%	41	4/15/15	(2,373)
Humana, Inc.	190	FedFundEffective Plus 0.35%	24	4/20/15	(2,069)
IDEX Corp.	540	FedFundEffective Plus 0.35%	42	4/15/15	(1,058)
Ingersoll-Rand PLC	1,020	FedFundEffective Plus 0.35%	59	4/15/15	911
Intel Corp.	3,040	FedFundEffective Plus 0.35%	82	4/15/15	21,525
International Flavors & Fragrances, Inc.	856	FedFundEffective Plus 0.35%	80	4/15/15	6,898
Johnson & Johnson	880	FedFundEffective Plus 0.35%	87	4/15/15	1,285
Kellogg Co.	964	FedFundEffective Plus 0.35%	63	4/15/15	(4,825)
KeyCorp	3,943	FedFundEffective Plus 0.35%	53	4/15/15	542
Kirby Corp.	400	FedFundEffective Plus 0.35%	42	4/15/15	4,153
Kroger Co. (The)	1,191	FedFundEffective Plus 0.35%	52	4/15/15	6,036
Lear Corp.	460	FedFundEffective Plus 0.35%	42	4/15/15	1,581
LyondellBasell Industries NV	414	FedFundEffective Plus 0.29%	37	4/15/15	7,161
Macy’s, Inc.	432	FedFundEffective Plus 0.35%	25	4/15/15	91
Macy’s, Inc.	260	FedFundEffective Plus 0.35%	15	4/15/15	(26)
Marriott International, Inc./DE	320	FedFundEffective Plus 0.35%	18	4/15/15	2,755
Marriott International, Inc./DE	360	FedFundEffective Plus 0.35%	20	4/15/15	3,046
Marriott International, Inc./DE	590	FedFundEffective Plus 0.35%	39	4/20/15	(333)
Marsh & McLennan Cos., Inc.	1,060	FedFundEffective Plus 0.35%	51	4/15/15	3,390
MasterCard, Inc.	153	FedFundEffective Plus 0.35%	11	4/15/15	306
Mastercard, Inc.	390	FedFundEffective Plus 0.35%	29	4/15/15	(49)

22	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
McGraw Hill Financial, Inc.	513	FedFundEffective Plus 0.35%	$38	4/15/15	$3,614
McKesson Corp.	220	FedFundEffective Plus 0.35%	42	4/15/15	271
Mead Johnson Nutrition Co.	817	FedFundEffective Plus 0.35%	67	4/15/15	7,541
Mead Johnson Nutrition Co.	300	FedFundEffective Plus 0.35%	28	4/20/15	(214)
Microsoft Corp.	993	FedFundEffective Plus 0.35%	39	4/15/15	3,386
Microsoft Corp.	660	FedFundEffective Plus 0.35%	27	4/15/15	2,072
Moody’s Corp.	680	FedFundEffective Plus 0.35%	59	4/15/15	398
Motorola Solutions, Inc.	659	FedFundEffective Plus 0.35%	42	4/15/15	354
MSC Industrial Direct Co., Inc.	540	FedFundEffective Plus 0.35%	51	4/15/15	(4,489)
Murphy Oil Corp.	1,072	FedFundEffective Plus 0.35%	66	4/15/15	817
Nabors Industries Ltd.	1,940	FedFundEffective Plus 0.35%	46	4/15/15	6,322
NextEra Energy, Inc.	725	FedFundEffective Plus 0.35%	70	4/15/15	(1,995)
NIKE, Inc.	550	FedFundEffective Plus 0.35%	42	4/15/15	733
NIKE, Inc.	730	FedFundEffective Plus 0.35%	57	4/20/15	(599)
Nordstrom, Inc.	998	FedFundEffective Plus 0.35%	61	4/15/15	8,484
Northrop Grumman Corp.	550	FedFundEffective Plus 0.35%	66	4/15/15	1,653
NVIDIA Corp.	2,209	FedFundEffective Plus 0.35%	41	4/15/15	(1,964)
Oracle Corp.	1,000	FedFundEffective Plus 0.35%	42	4/15/15	(1,699)
Parker-Hannifin Corp.	330	FedFundEffective Plus 0.35%	42	4/15/15	(4,084)
PartnerRe Ltd.	380	FedFundEffective Plus 0.35%	38	4/15/15	1,363
PG&E Corp.	910	FedFundEffective Plus 0.35%	42	4/15/15	(1,066)
Phillips 66	599	FedFundEffective Plus 0.35%	47	4/15/15	1,693
PNC Financial Services Group, Inc. (The)	580	FedFundEffective Plus 0.35%	50	4/15/15	(1,837)
PPG Industries, Inc.	290	FedFundEffective Plus 0.35%	59	4/15/15	(1,432)
QUALCOMM, Inc.	530	FedFundEffective Plus 0.35%	42	4/15/15	(2,901)
Reinsurance Group of America, Inc.	566	FedFundEffective Plus 0.35%	44	4/15/15	1,476
RenaissanceRe Holdings Ltd.	520	FedFundEffective Plus 0.35%	52	4/15/15	(1,254)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	23

Market Neutral Strategy – U.S.—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Rockwell Automation, Inc.	369	FedFundEffective Plus 0.35%	$45	4/15/15	$(3,819)
SanDisk Corp.	430	FedFundEffective Plus 0.35%	32	4/15/15	7,223
Scripps Networks Interactive, Inc.	906	FedFundEffective Plus 0.35%	66	4/15/15	8,530
Sigma-Aldrich Corp.	420	FedFundEffective Plus 0.35%	42	4/15/15	510
Southwest Airlines Co.	1,520	FedFundEffective Plus 0.35%	42	4/15/15	1,324
Starwood Hotels & Resorts Worldwide, Inc.	760	FedFundEffective Plus 0.35%	59	4/15/15	(334)
Starz	1,860	FedFundEffective Plus 0.35%	59	4/15/15	(5,766)
Stryker Corp.	483	FedFundEffective Plus 0.35%	38	4/15/15	184
Stryker Corp.	500	FedFundEffective Plus 0.35%	42	4/20/15	(1,817)
T Rowe Price Group, Inc.	708	FedFundEffective Plus 0.35%	56	4/15/15	(887)
Texas Instruments, Inc.	680	FedFundEffective Plus 0.35%	31	4/15/15	843
Texas Instruments, Inc.	690	FedFundEffective Plus 0.35%	32	4/15/15	235
Time Warner Cable, Inc.	290	FedFundEffective Plus 0.35%	40	4/15/15	2,359
Time Warner Cable, Inc.	370	FedFundEffective Plus 0.35%	55	4/20/15	(1,644)
TransDigm Group, Inc.	368	FedFundEffective Plus 0.35%	65	4/15/15	6,028
Trinity Industries, Inc.	1,490	FedFundEffective Plus 0.35%	67	4/20/15	(1,838)
Twenty-First Century Fox, Inc.	1,301	FedFundEffective Plus 0.35%	41	4/15/15	(14)
Unit Corp.	640	FedFundEffective Plus 0.35%	42	4/15/15	(1,516)
United Technologies Corp.	533	FedFundEffective Plus 0.35%	62	4/15/15	(5,478)
United Technologies Corp.	180	FedFundEffective Plus 0.35%	21	4/15/15	(2,320)
UnitedHealth Group, Inc.	886	FedFundEffective Plus 0.35%	70	4/15/15	1,605
VF Corp.	1,172	FedFundEffective Plus 0.35%	69	4/15/15	2,461
VF Corp.	210	FedFundEffective Plus 0.35%	13	4/15/15	513
Viacom, Inc.	1,216	FedFundEffective Plus 0.35%	100	4/15/15	794
Wells Fargo & Co.	1,310	FedFundEffective Plus 0.35%	64	4/15/15	2,733
Western Digital Corp.	670	FedFundEffective Plus 0.35%	66	4/20/15	798
Westlake Chemical Corp.	518	FedFundEffective Plus 0.35%	33	4/15/15	12,538

24	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Whirlpool Corp.	530	FedFundEffective Plus 0.35%	$74	4/20/15	$1,800
Williams-Sonoma, Inc.	610	FedFundEffective Plus 0.35%	41	4/15/15	(505)
Williams-Sonoma, Inc.	420	FedFundEffective Plus 0.35%	30	4/20/15	(1,332)

Pay Total Return on Reference Obligation
Credit Suisse Securities (Europe) Limited:
Morgan Stanley	1,660	LIBOR Minus 0.25%	51	7/15/15	(2,934)
Morgan Stanley Capital Services:
Accenture PLC	720	FedFundEffective Minus 0.25%	56	4/15/15	(623)
Aflac, Inc.	1,013	FedFundEffective Minus 0.25%	62	4/15/15	1,511
AGCO Corp.	1,055	FedFundEffective Minus 0.25%	59	4/15/15	7,653
Alliance Data Systems Corp.	190	FedFundEffective Minus 0.25%	48	4/15/15	(2,173)
Altera Corp.	675	FedFundEffective Minus 0.25%	23	4/15/15	938
Altera Corp.	980	FedFundEffective Minus 0.25%	31	4/15/15	(694)
Amazon.com, Inc.	210	FedFundEffective Minus 0.25%	60	4/15/15	(5,346)
AMC Networks, Inc.	665	FedFundEffective Minus 0.25%	44	4/15/15	4,588
Amgen, Inc.	346	FedFundEffective Minus 0.25%	40	4/15/15	(4,519)
Amgen, Inc.	200	FedFundEffective Minus 0.25%	24	4/20/15	(1,686)
Amphenol Corp.	724	FedFundEffective Minus 0.25%	66	4/15/15	(3,658)
Analog Devices, Inc.	863	FedFundEffective Minus 0.25%	46	4/15/15	2,723
Arthur J Gallagher & Co.	900	FedFundEffective Minus 0.25%	41	4/15/15	885
Avnet, Inc.	1,010	FedFundEffective Minus 0.25%	42	4/15/15	(531)
Bank of America Corp.	4,290	FedFundEffective Minus 0.25%	67	4/20/15	1,110
Bank of New York Mellon Corp. (The)	1,101	FedFundEffective Minus 0.25%	37	4/15/15	(6,766)
Baxter International, Inc.	540	FedFundEffective Minus 0.25%	40	4/15/15	(1,018)
BB&T Corp.	523	FedFundEffective Minus 0.25%	20	4/15/15	1,114
BB&T Corp.	530	FedFundEffective Minus 0.25%	20	4/15/15	468
BB&T Corp.	610	FedFundEffective Minus 0.25%	24	4/20/15	1,555
Boston Scientific Corp.	3,559	FedFundEffective Minus 0.25%	48	4/15/15	2,004

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	25

Market Neutral Strategy – U.S.—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Boston Scientific Corp.	2,650	FedFundEffective Minus 0.25%	$34	4/20/15	$609
Bristol-Myers Squibb Co.	1,340	FedFundEffective Minus 0.25%	68	4/15/15	(799)
Broadcom Corp.	1,062	FedFundEffective Minus 0.25%	31	4/15/15	(9,360)
Cabela’s, Inc.	621	FedFundEffective Minus 0.25%	40	4/15/15	3,620
Cablevision Systems Corp.	2,272	FedFundEffective Minus 0.25%	37	4/15/15	(7,355)
CarMax, Inc.	1,071	FedFundEffective Minus 0.25%	46	4/15/15	(5,848)
Carnival Corp.	1,790	FedFundEffective Minus 0.25%	66	4/20/15	1,104
Cerner Corp.	1,030	FedFundEffective Minus 0.25%	51	4/15/15	(6,016)
Cerner Corp.	420	FedFundEffective Minus 0.25%	21	4/20/15	(1,701)
Church & Dwight Co., Inc.	1,000	FedFundEffective Minus 0.25%	68	4/15/15	3,453
Cisco Systems, Inc.	1,836	FedFundEffective Minus 0.25%	42	4/15/15	(4,665)
CIT Group, Inc.	1,500	FedFundEffective Minus 0.25%	65	4/20/15	(8,480)
Citigroup, Inc.	1,060	FedFundEffective Minus 0.25%	50	4/15/15	(2,052)
Citrix Systems, Inc.	870	FedFundEffective Minus 0.25%	48	4/15/15	(11,010)
Clorox Co. (The)	770	FedFundEffective Minus 0.25%	68	4/15/15	399
CME Group, Inc./IL	590	FedFundEffective Minus 0.25%	41	4/15/15	(2,945)
Coca-Cola Co. (The)	979	FedFundEffective Minus 0.25%	39	4/15/15	554
Comcast Corp.	925	FedFundEffective Minus 0.25%	45	4/15/15	(5,150)
Community Health Systems, Inc.	1,160	FedFundEffective Minus 0.25%	49	4/20/15	(6,386)
ConAgra Foods, Inc.	1,288	FedFundEffective Minus 0.25%	40	4/15/15	291
Copa Holdings SA	340	FedFundEffective Minus 0.25%	49	4/20/15	(2,258)
Danaher Corp.	530	FedFundEffective Minus 0.25%	42	4/15/15	2,795
Darden Restaurants, Inc.	1,156	FedFundEffective Minus 0.25%	56	4/15/15	1,246
Deere & Co.	460	FedFundEffective Minus 0.25%	42	4/15/15	2,641
Dominion Resources, Inc./VA	594	FedFundEffective Minus 0.25%	42	4/15/15	1,364
Dresser-Rand Group, Inc.	762	FedFundEffective Minus 0.25%	44	4/15/15	(1,049)
Dril-Quip, Inc.	410	FedFundEffective Minus 0.25%	42	4/15/15	311

26	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Duke Energy Corp.	820	FedFundEffective Minus 0.25%	$59	4/15/15	$(474)
Eastman Chemical Co.	562	FedFundEffective Minus 0.25%	48	4/15/15	3,984
Eaton Corp. PLC	680	FedFundEffective Minus 0.25%	50	4/15/15	3,772
eBay, Inc.	725	FedFundEffective Minus 0.25%	39	4/15/15	780
Ecolab, Inc.	379	FedFundEffective Minus 0.25%	40	4/15/15	(1,302)
EI du Pont de Nemours & Co.	600	FedFundEffective Minus 0.25%	42	4/15/15	2,951
EMC Corp./MA	1,900	FedFundEffective Minus 0.25%	50	4/15/15	(5,759)
Emerson Electric Co.	1,053	FedFundEffective Minus 0.25%	70	4/15/15	2,569
Energen Corp.	620	FedFundEffective Minus 0.25%	50	4/15/15	(934)
EQT Corp.	486	FedFundEffective Minus 0.25%	50	4/15/15	4,361
Estee Lauder Cos., Inc. (The)	760	FedFundEffective Minus 0.25%	54	4/15/15	(2,199)
Express Scripts Holding Co.	992	FedFundEffective Minus 0.25%	73	4/15/15	3,948
Express Scripts Holding Co.	220	FedFundEffective Minus 0.25%	15	4/20/15	(422)
Fastenal Co.	1,433	FedFundEffective Minus 0.25%	72	4/15/15	7,454
Fluor Corp.	560	FedFundEffective Minus 0.25%	43	4/15/15	2,059
FMC Corp.	582	FedFundEffective Minus 0.25%	44	4/15/15	5,834
General Electric Co.	1,993	FedFundEffective Minus 0.25%	51	4/15/15	873
General Mills, Inc.	750	FedFundEffective Minus 0.25%	38	4/15/15	500
General Motors Co.	1,740	FedFundEffective Minus 0.25%	65	4/20/15	6,610
Google, Inc.	70	FedFundEffective Minus 0.25%	36	4/15/15	(4,110)
Hartford Financial Services Group, Inc. (The)	1,670	FedFundEffective Minus 0.25%	58	4/15/15	576
Home Depot, Inc. (The)	730	FedFundEffective Minus 0.25%	58	4/20/15	(924)
IHS, Inc.	370	FedFundEffective Minus 0.25%	44	4/15/15	(5,011)
Imperial Oil Ltd.	925	FedFundEffective Minus 0.25%	44	4/15/15	(3,830)
Intercontinental Exchange, Inc.	340	FedFundEffective Minus 0.25%	67	4/15/15	1,809
Intercontinental Exchange, Inc.	110	FedFundEffective Minus 0.25%	21	4/20/15	(896)
International Business Machines Corp.	384	FedFundEffective Minus 0.25%	76	4/15/15	1,597

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	27

Market Neutral Strategy – U.S.—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Jarden Corp.	690	FedFundEffective Minus 0.25%	$38	4/15/15	$(343)
Jarden Corp.	40	FedFundEffective Minus 0.25%	2	4/15/15	49
JM Smucker Co. (The)	390	FedFundEffective Minus 0.25%	41	4/15/15	1,835
JPMorgan Chase & Co.	1,230	FedFundEffective Minus 0.25%	67	4/15/15	(4,623)
Kansas City Southern	400	FedFundEffective Minus 0.25%	42	4/15/15	(1,246)
Keurig Green Mountain, Inc.	340	FedFundEffective Minus 0.25%	42	4/20/15	1,114
Kraft Foods Group, Inc.	1,064	FedFundEffective Minus 0.25%	60	4/15/15	2,132
L Brands, Inc.	921	FedFundEffective Minus 0.25%	50	4/15/15	(3,864)
Leucadia National Corp.	2,310	FedFundEffective Minus 0.25%	59	4/15/15	1,461
Liberty Interactive Corp.	1,555	FedFundEffective Minus 0.19%	45	4/15/15	1,713
LKQ Corp.	1,993	FedFundEffective Minus 0.25%	55	4/15/15	2,536
Mattel, Inc.	1,409	FedFundEffective Minus 0.25%	54	4/15/15	3,716
McCormick & Co., Inc./MD	628	FedFundEffective Minus 0.25%	44	4/15/15	2,517
McDonald’s Corp.	411	FedFundEffective Minus 0.25%	41	4/15/15	2,225
Merck & Co., Inc.	1,170	FedFundEffective Minus 0.25%	66	4/15/15	(615)
Mohawk Industries, Inc.	310	FedFundEffective Minus 0.25%	42	4/15/15	3,374
Monsanto Co.	340	FedFundEffective Minus 0.25%	41	4/15/15	2,781
MSCI, Inc.	960	FedFundEffective Minus 0.25%	42	4/15/15	(1,462)
NCR Corp.	1,592	FedFundEffective Minus 0.25%	54	4/15/15	4,656
NetApp, Inc.	1,598	FedFundEffective Minus 0.25%	59	4/15/15	(3,239)
Newmont Mining Corp.	2,230	FedFundEffective Minus 0.25%	56	4/20/15	776
News Corp.	2,950	FedFundEffective Minus 0.25%	49	4/15/15	(2,616)
Northern Trust Corp.	733	FedFundEffective Minus 0.25%	44	4/15/15	(5,322)
Northern Trust Corp.	350	FedFundEffective Minus 0.25%	22	4/15/15	(2,092)
NRG Energy, Inc.	1,670	FedFundEffective Minus 0.25%	56	4/20/15	4,311
Nuance Communications, Inc.	2,280	FedFundEffective Minus 0.25%	41	4/20/15	(49)
Oceaneering International, Inc.	557	FedFundEffective Minus 0.25%	40	4/15/15	1,903

28	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Packaging Corp. of America	720	FedFundEffective Minus 0.25%	$49	4/20/15	$1,795
Pall Corp.	490	FedFundEffective Minus 0.25%	42	4/15/15	3,549
Perrigo Co. PLC	90	FedFundEffective Minus 0.41%	12	4/15/15	(1,171)
Perrigo Co. PLC	219	FedFundEffective Minus 0.41%	31	4/15/15	(2,100)
Procter & Gamble Co. (The)	1,060	FedFundEffective Minus 0.25%	86	4/15/15	2,327
Progressive Corp. (The)	2,030	FedFundEffective Minus 0.25%	49	4/20/15	1,863
Prudential Financial, Inc.	458	FedFundEffective Minus 0.25%	36	4/15/15	(4,088)
PVH Corp.	525	FedFundEffective Minus 0.25%	64	4/15/15	6,130
QIAGEN NV	2,260	FedFundEffective Minus 0.48%	45	4/15/15	(10,041)
Quest Diagnostics, Inc.	707	FedFundEffective Minus 0.38%	42	4/15/15	(990)
Ralph Lauren Corp.	360	FedFundEffective Minus 0.25%	57	4/20/15	1,260
Range Resources Corp.	810	FedFundEffective Minus 0.25%	66	4/20/15	5,165
Regions Financial Corp.	3,970	FedFundEffective Minus 0.25%	42	4/15/15	1,309
Reliance Steel & Aluminum Co.	861	FedFundEffective Minus 0.25%	60	4/15/15	515
Republic Services, Inc.	2,059	FedFundEffective Minus 0.25%	71	4/15/15	(7,877)
Rockwell Collins, Inc.	530	FedFundEffective Minus 0.25%	42	4/15/15	3,500
salesforce.com, Inc.	1,180	FedFundEffective Minus 0.25%	59	4/15/15	(4,888)
SAP SE	537	FedFundEffective Minus 0.83%	43	4/15/15	(16)
Sherwin-Williams Co (The)	290	FedFundEffective Minus 0.25%	59	4/15/15	(498)
Sprint Corp.	4,430	FedFundEffective Minus 0.25%	41	4/15/15	8,054
Stanley Black & Decker, Inc.	735	FedFundEffective Minus 0.25%	59	4/15/15	(5,709)
State Street Corp.	938	FedFundEffective Minus 0.25%	60	4/15/15	(6,022)
SunTrust Banks, Inc.	1,020	FedFundEffective Minus 0.25%	40	4/15/15	827
Sysco Corp.	1,188	FedFundEffective Minus 0.25%	42	4/15/15	(281)
Target Corp.	965	FedFundEffective Minus 0.25%	57	4/15/15	(548)
TD Ameritrade Holding Corp.	1,370	FedFundEffective Minus 0.25%	42	4/15/15	(2,455)
Tesoro Corp.	1,100	FedFundEffective Minus 0.25%	65	4/20/15	(2,477)
Thermo Fisher Scientific, Inc.	455	FedFundEffective Minus 0.25%	54	4/15/15	(1,752)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	29

Market Neutral Strategy – U.S.—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Thermo Fisher Scientific, Inc.	100	FedFundEffective Minus 0.25%	$12	4/20/15	$(472)
Thomson Reuters Corp.	1,759	FedFundEffective Minus 0.25%	60	4/15/15	(6,747)
TJX Cos., Inc. (The)	1,170	FedFundEffective Minus 0.25%	64	4/20/15	2,071
Total System Services, Inc.	1,356	FedFundEffective Minus 0.25%	39	4/15/15	(4,262)
Towers Watson & Co.	640	FedFundEffective Minus 0.25%	66	4/20/15	1,172
Under Armour, Inc.	980	FedFundEffective Minus 0.25%	58	4/20/15	(7,697)
United Continental Holdings, Inc.	1,284	FedFundEffective Minus 0.25%	54	4/15/15	(5,687)
US Bancorp/MN	980	FedFundEffective Minus 0.25%	42	4/15/15	83
Valero Energy Corp.	760	FedFundEffective Minus 0.25%	42	4/15/15	3,662
Valspar Corp. (The)	599	FedFundEffective Minus 0.25%	42	4/15/15	(2,739)
Vantiv, Inc.	1,690	FedFundEffective Minus 0.25%	50	4/15/15	(5,549)
Varian Medical Systems, Inc.	510	FedFundEffective Minus 0.25%	42	4/15/15	(155)
Verisk Analytics, Inc.	680	FedFundEffective Minus 0.25%	42	4/15/15	798
Verizon Communications, Inc.	850	FedFundEffective Minus 0.25%	42	4/15/15	(1,298)
Visa, Inc.	190	FedFundEffective Minus 0.25%	39	4/15/15	(1,322)
Visa, Inc.	130	FedFundEffective Minus 0.25%	28	4/15/15	0
VMware, Inc.	430	FedFundEffective Minus 0.25%	41	4/15/15	(1,246)
Vulcan Materials Co.	680	FedFundEffective Minus 0.25%	43	4/15/15	(225)
Wal-Mart Stores, Inc.	1,021	FedFundEffective Minus 0.25%	78	4/15/15	2,839
Wal-Mart Stores, Inc.	80	FedFundEffective Minus 0.25%	6	4/15/15	301
Wal-Mart Stores, Inc.	90	FedFundEffective Minus 0.25%	7	4/15/15	328
Walgreen Co.	560	FedFundEffective Minus 0.25%	42	4/15/15	3,596
WR Grace & Co.	450	FedFundEffective Minus 0.25%	41	4/15/15	272
Wynn Resorts Ltd.	238	FedFundEffective Minus 0.25%	48	4/15/15	(2,790)
Zoetis, Inc.	2,040	FedFundEffective Minus 0.25%	67	4/20/15	(363)

					$91,797

30	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

SECTOR BREAKDOWN†
	Long	Short

Consumer Discretionary	32.9%	-34.5%
Consumer Staples	19.2	-19.2
Energy	14.7	-11.5
Financials	30.4	-31.5
Health Care	23.5	-22.7
Industrials	24.6	-24.4
Information Technology	26.5	-29.9
Materials	17.6	-14.5
Telecommunication Services	2.3	-2.0
Utilities	4.1	-4.0

†	The sector breakdown is expressed as an approximate percentage of the Strategy’s total net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $1,799,924.

Glossary:

FedFundEffective	– Federal Funds Effective Rate

See notes to financial statements.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	31

Market Neutral Strategy – U.S.—Portfolio of Investments

MARKET NEUTRAL STRATEGY – GLOBAL

PORTFOLIO OF INVESTMENTS

July 31, 2014

Company		Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 94.0%
Investment Companies – 40.2%
AllianceBerstein Fixed-Income Shares Inc. —Government STIF Portfolio, 0.08%(a) (b) (cost $4,477,145)		4,477,145	$4,477,145

		Principal Amount (000)
U.S. Treasury Bills – 53.8%
U.S. Treasury Bill Zero Coupon, 10/16/14(c) (cost $5,999,747)	U.S.$	6,000	5,999,747

Total Investments – 94.0% (cost $10,476,892)			10,476,892
Other assets less liabilities – 6.0%			673,226

Net Assets – 100.0%			$11,150,118

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Credit Suisse Securities (Europe) Limited:
Air Canada	300	BA Plus 0.40%	CAD	3	7/15/15	$(191)
Morgan Stanley	170	LIBOR Plus 0.25%	USD	5	7/15/15	156
Morgan Stanley Capital Services:
3M Co.	299	FedFundEffective Plus 0.35%		40	4/15/15	2,033
3M Co.	30	FedFundEffective Plus 0.35%		4	4/20/15	104
Abbott Laboratories	2,844	FedFundEffective Plus 0.35%		108	4/15/15	12,288
ACS Actividades de Construccion y Servicios SA	890	EURIBOR Plus 0.50%	EUR	29	4/15/15	(6)
ACS Actividades de Construccion y Servicios SA	180	EURIBOR Plus 0.50%		6	4/20/15	393
ACS Actividades de Construccion y Servicios SA	420	EURIBOR Plus 0.50%		14	4/20/15	22
Actelion Ltd.	305	LIBOR Plus 0.50%	CHF	25	4/15/15	9,346

32	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Actelion Ltd.	290	LIBOR Plus 0.50%	CHF	26		4/15/15	$6,738
Actelion Ltd.	80	LIBOR Plus 0.50%		9		4/20/15	(108)
Activision Blizzard, Inc.	2,665	FedFundEffective Plus 0.35%	USD	51		4/15/15	8,755
Admiral Group PLC	1,710	LIBOR Plus 0.50%	GBP	26		4/20/15	(2,479)
Aetna, Inc.	540	FedFundEffective Plus 0.35%	USD	43		4/15/15	(1,277)
Aetna, Inc.	50	FedFundEffective Plus 0.35%		4		4/20/15	(97)
Air Canada	5,354	CABROVER Plus 0.50%	CAD	41		4/15/15	9,641
Air Liquide SA	130	EURIBOR Plus 0.50%	EUR	13		4/15/15	(374)
Air Liquide SA	289	EURIBOR Plus 0.50%		28		4/15/15	(986)
Air Liquide SA	28	EURIBOR Plus 0.50%		—	*	4/20/15	4,400
Air Liquide SA	20	EURIBOR Plus 0.50%		2		4/20/15	(92)
Alaska Air Group, Inc.	860	FedFundEffective Plus 0.35%	USD	43		4/15/15	(4,806)
Alaska Air Group, Inc.	80	FedFundEffective Plus 0.35%		4		4/20/15	(445)
Alfresa Holdings Corp.	400	MUTSCALM Plus 0.50%	JPY	2,432		4/15/15	191
Alfresa Holdings Corp.	400	MUTSCALM Plus 0.50%		2,578		4/20/15	(1,177)
Allegheny Technologies, Inc.	1,420	FedFundEffective Plus 0.35%	USD	65		4/20/15	(11,456)
Altria Group, Inc.	2,089	FedFundEffective Plus 0.35%		80		4/15/15	4,993
Altria Group, Inc.	180	FedFundEffective Plus 0.35%		8		4/20/15	360
Amcor Ltd./Australia	3,960	BBR Plus 0.50%	AUD	42		4/15/15	(810)
Amcor Ltd./Australia	1,747	BBR Plus 0.50%		17		4/15/15	254
Amdocs Ltd.	880	FedFundEffective Plus 0.35%	USD	43		4/15/15	(2,798)
Amdocs Ltd.	80	FedFundEffective Plus 0.35%		4		4/20/15	(44)
American Capital Ltd.	4,429	FedFundEffective Plus 0.35%		64		4/15/15	3,239
American Express Co.	467	FedFundEffective Plus 0.35%		40		4/15/15	915
American Express Co.	40	FedFundEffective Plus 0.35%		4		4/20/15	(186)
American Financial Group, Inc./OH	1,500	FedFundEffective Plus 0.35%		86		4/15/15	(1,590)
American Financial Group, Inc./OH	150	FedFundEffective Plus 0.35%		9		4/20/15	(188)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	33

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	1,410	FedFundEffective Plus 0.35%	USD	77	4/15/15	$(3,891)
American International Group, Inc.	120	FedFundEffective Plus 0.35%		7	4/20/15	(155)
Ameriprise Financial, Inc.	370	FedFundEffective Plus 0.35%		43	4/15/15	1,408
Ameriprise Financial, Inc.	40	FedFundEffective Plus 0.35%		5	4/20/15	(17)
Ameriprise Financial, Inc.	280	FedFundEffective Plus 0.35%		34	4/20/15	(584)
AmerisourceBergen Corp.	681	FedFundEffective Plus 0.35%		44	4/15/15	8,745
AMETEK, Inc.	810	FedFundEffective Plus 0.35%		43	4/15/15	(3,625)
AMETEK, Inc.	70	FedFundEffective Plus 0.35%		4	4/20/15	(249)
Amlin PLC	3,820	LIBOR Plus 0.50%	GBP	18	4/15/15	973
Amlin PLC	4,546	LIBOR Plus 0.50%		21	4/15/15	(823)
Angang Steel Co., Ltd.	36,000	HONIX Plus 0.50%	HKD	167	4/15/15	5,074
Anheuser-Busch InBev NV	387	EURIBOR Plus 0.50%	EUR	30	4/15/15	1,567
Anheuser-Busch InBev NV	170	EURIBOR Plus 0.50%		14	4/15/15	(87)
Anheuser-Busch InBev NV	70	EURIBOR Plus 0.50%		6	4/20/15	300
Applied Materials, Inc.	3,419	FedFundEffective Plus 0.35%	USD	64	4/15/15	7,438
Archer-Daniels-Midland Co.	971	FedFundEffective Plus 0.35%		43	4/15/15	2,244
Archer-Daniels-Midland Co.	80	FedFundEffective Plus 0.35%		4	4/20/15	(62)
Arrow Electronics, Inc.	730	FedFundEffective Plus 0.35%		43	4/15/15	(518)
Arrow Electronics, Inc.	70	FedFundEffective Plus 0.35%		4	4/20/15	(192)
Ashtead Group PLC	2,440	LIBOR Plus 0.50%	GBP	21	4/20/15	1,002
Associated British Foods PLC	429	LIBOR Plus 0.50%		11	4/15/15	899
Associated British Foods PLC	460	LIBOR Plus 0.50%		14	4/15/15	(1,341)
Astellas Pharma, Inc.	1,100	MUTSCALM Plus 0.50%	JPY	1,343	4/15/15	1,840
Astellas Pharma, Inc.	2,400	MUTSCALM Plus 0.50%		3,307	4/20/15	399
AT&T, Inc.	2,737	FedFundEffective Plus 0.35%	USD	98	4/15/15	886
Atlas Copco AB	2,153	STIBOR Plus 0.50%	SEK	409	4/15/15	4,996
Atlas Copco AB	1,792	STIBOR Plus 0.50%		315	4/15/15	2,640

34	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Atlas Copco AB	640	STIBOR Plus 0.50%	SEK	125	4/15/15	$2,360
Atlas Copco AB	530	STIBOR Plus 0.50%		96	4/15/15	1,535
Atlas Copco AB	380	STIBOR Plus 0.50%		74	4/20/15	582
Atlas Copco AB	320	STIBOR Plus 0.50%		57	4/20/15	373
Australia & New Zealand Banking Group Ltd.	1,190	BBR Plus 0.50%	AUD	40	4/15/15	(1,460)
AutoZone, Inc.	160	FedFundEffective Plus 0.35%	USD	86	4/20/15	(2,795)
Aviva PLC	2,903	LIBOR Plus 0.50%	GBP	14	4/15/15	365
Aviva PLC	2,380	LIBOR Plus 0.50%		12	4/15/15	(908)
Babcock & Wilcox Co. (The)	1,329	FedFundEffective Plus 0.35%	USD	45	4/15/15	(3,661)
Babcock & Wilcox Co. (The)	80	FedFundEffective Plus 0.35%		3	4/20/15	(108)
BAE Systems PLC	6,540	LIBOR Plus 0.50%	GBP	27	4/20/15	1,150
Ball Corp.	918	FedFundEffective Plus 0.35%	USD	51	4/15/15	5,506
Banco de Sabadell SA	6,240	EURIBOR Plus 0.50%	EUR	15	4/15/15	(44)
Banco de Sabadell SA	11,590	EURIBOR Plus 0.50%		28	4/15/15	(507)
Banco de Sabadell SA	2,460	EURIBOR Plus 0.50%		6	4/20/15	305
Banco Santander SA	2,080	EURIBOR Plus 0.50%		16	4/15/15	(465)
Banco Santander SA	760	EURIBOR Plus 0.50%		6	4/20/15	(22)
Banco Santander SA	1,810	EURIBOR Plus 0.50%		14	4/20/15	(788)
Bandai Namco Holdings, Inc.	1,400	MUTSCALM Plus 0.50%	JPY	2,923	4/15/15	6,965
Bandai Namco Holdings, Inc.	100	MUTSCALM Plus 0.50%		242	4/20/15	178
Bank of China Ltd.	88,000	HONIX Plus 0.50%	HKD	304	4/15/15	2,767
Bank of China Ltd.	27,000	HONIX Plus 0.50%		97	4/20/15	2,826
BASF SE	70	EURIBOR Plus 0.50%	EUR	6	4/20/15	(639)
BASF SE	520	EURIBOR Plus 0.50%		44	4/20/15	(5,682)
BCE, Inc.	1,510	CABROVER Plus 0.50%	CAD	76	4/15/15	(1,508)
BCE, Inc.	220	CABROVER Plus 0.50%		11	4/20/15	648
Belgacom SA	1,160	EURIBOR Plus 0.50%	EUR	26	4/15/15	3,277

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	35

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Belgacom SA	340	EURIBOR Plus 0.50%	EUR	8	4/15/15	$2,482
Belgacom SA	240	EURIBOR Plus 0.50%		6	4/20/15	191
Belgacom SA	310	EURIBOR Plus 0.50%		8	4/20/15	(188)
Belle International Holdings Ltd.	22,000	HONIX Plus 0.50%	HKD	181	4/15/15	3,838
Berkshire Hathaway, Inc.	340	FedFundEffective Plus 0.35%	USD	43	4/15/15	(110)
Berkshire Hathaway, Inc.	30	FedFundEffective Plus 0.35%		4	4/20/15	(81)
BlackRock, Inc.	230	FedFundEffective Plus 0.35%		74	4/20/15	(4,225)
BP PLC	3,631	LIBOR Plus 0.50%	GBP	17	4/15/15	543
BP PLC	1,320	LIBOR Plus 0.50%		7	4/20/15	(151)
BP PLC	3,090	LIBOR Plus 0.50%		16	4/20/15	(1,311)
British American Tobacco PLC	570	LIBOR Plus 0.50%		20	4/20/15	(1,146)
British American Tobacco PLC	570	LIBOR Plus 0.50%		20	4/20/15	(841)
British Sky Broadcasting Group PLC	560	LIBOR Plus 0.50%		5	4/20/15	(373)
British Sky Broadcasting Group PLC	3,110	LIBOR Plus 0.50%		27	4/20/15	(377)
Brown-Forman Corp.	233	FedFundEffective Plus 0.35%	USD	22	4/15/15	(1,739)
Brown-Forman Corp.	227	FedFundEffective Plus 0.35%		21	4/15/15	(1,775)
Brown-Forman Corp.	40	FedFundEffective Plus 0.35%		4	4/20/15	(325)
BT Group PLC	7,010	LIBOR Plus 0.50%	GBP	27	4/20/15	(546)
Canadian Pacific Railway Ltd.	251	CABROVER Plus 0.50%	CAD	40	4/15/15	11,017
Canadian Pacific Railway Ltd.	260	CABROVER Plus 0.50%		51	4/20/15	2,702
Canadian Tire Corp. Ltd.	596	CABROVER Plus 0.50%		64	4/15/15	(1,767)
Canadian Tire Corp. Ltd.	350	CABROVER Plus 0.50%		36	4/20/15	(99)
Cap Gemini SA	769	EURIBOR Plus 0.50%	EUR	39	4/15/15	2,979
Cap Gemini SA	410	EURIBOR Plus 0.50%		22	4/15/15	176
Cap Gemini SA	170	EURIBOR Plus 0.50%		9	4/20/15	1,407
Capita PLC	3,440	LIBOR Plus 0.50%	GBP	42	4/20/15	(1,696)

36	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
CapitaLand Ltd.	17,000	SORF Plus 0.50%	SGD	54	4/20/15	$3,172
Carlisle Cos., Inc.	730	FedFundEffective Plus 0.35%	USD	61	4/15/15	(2,518)
Carlisle Cos., Inc.	160	FedFundEffective Plus 0.35%		14	4/20/15	(821)
Casino Guichard Perrachon SA	310	EURIBOR Plus 0.50%	EUR	28	4/15/15	(253)
Casino Guichard Perrachon SA	160	EURIBOR Plus 0.50%		15	4/15/15	(506)
Casino Guichard Perrachon SA	160	EURIBOR Plus 0.50%		15	4/15/15	(807)
Casino Guichard Perrachon SA	80	EURIBOR Plus 0.50%		7	4/20/15	783
Caterpillar, Inc.	410	FedFundEffective Plus 0.35%	USD	44	4/15/15	(2,355)
Caterpillar, Inc.	40	FedFundEffective Plus 0.35%		4	4/20/15	(61)
CBRE Group, Inc.	2,270	FedFundEffective Plus 0.35%	USD	75	4/20/15	(4,678)
CCL Industries, Inc.	458	CABROVER Plus 0.50%	CAD	44	4/15/15	4,673
CCL Industries, Inc.	360	CABROVER Plus 0.50%		38	4/20/15	430
CDW Corp./DE	2,060	FedFundEffective Plus 0.35%	USD	65	4/20/15	(1,312)
Celanese Corp.	1,150	FedFundEffective Plus 0.35%		74	4/20/15	(7,294)
Celestica, Inc.	3,960	CABROVER Plus 0.50%	CAD	51	4/15/15	(4,322)
Celestica, Inc.	1,740	CABROVER Plus 0.50%		23	4/20/15	(2,338)
Centamin PLC	26,900	LIBOR Plus 0.50%	GBP	17	4/15/15	4,010
CF Industries Holdings, Inc.	171	FedFundEffective Plus 0.35%	USD	41	4/15/15	1,737
CF Industries Holdings, Inc.	20	FedFundEffective Plus 0.35%		5	4/20/15	209
Charles Schwab Corp. (The)	2,050	FedFundEffective Plus 0.35%		53	4/15/15	4,387
Charles Schwab Corp. (The)	170	FedFundEffective Plus 0.35%		5	4/20/15	127
Cheniere Energy, Inc.	910	FedFundEffective Plus 0.35%		66	4/20/15	(1,255)
Cheung Kong Holdings Ltd.	3,000	HONIX Plus 0.50%	HKD	409	4/15/15	8,981
China Construction Bank Corp.	55,000	HONIX Plus 0.50%		298	4/15/15	6,639
China Hongqiao Group Ltd.	66,454	HONIX Plus 0.50%		348	4/15/15	14,162
China Mengniu Dairy Co., Ltd.	4,000	HONIX Plus 0.50%		162	4/15/15	(1,444)
China Petroleum & Chemical Corp.	110,000	HONIX Plus 0.50%		758	4/15/15	12,149

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	37

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
China Railway Construction Corp. Ltd.	51,500	HONIX Plus 0.50%	HKD	357	4/15/15	$4,886
China Resources Cement Holdings Ltd.	48,000	HONIX Plus 0.50%		244	4/20/15	3,231
China Shipping Development Co., Ltd.	36,000	HONIX Plus 0.50%		168	4/15/15	2,031
China Southern Airlines Co., Ltd.	72,000	HONIX Plus 0.50%		163	4/15/15	3,808
China Unicom Hong Kong Ltd.	14,000	HONIX Plus 0.50%		159	4/15/15	3,967
China Unicom Hong Kong Ltd.	12,000	HONIX Plus 0.50%		148	4/20/15	1,783
Cie de St-Gobain	240	EURIBOR Plus 0.50%	EUR	10	4/15/15	(321)
Cie de St-Gobain	795	EURIBOR Plus 0.50%		33	4/15/15	(6,098)
Cie de St-Gobain	140	EURIBOR Plus 0.50%		5	4/20/15	(279)
Cie Financiere Richemont SA	380	LIBOR Plus 0.50%	CHF	35	4/15/15	(2,357)
Cie Financiere Richemont SA	30	LIBOR Plus 0.50%		3	4/20/15	(146)
Cie Financiere Richemont SA	250	LIBOR Plus 0.50%		23	4/20/15	(1,466)
Cie Financiere Richemont SA	250	LIBOR Plus 0.50%		23	4/20/15	(1,783)
Cigna Corp.	672	FedFundEffective Plus 0.35%	USD	52	4/15/15	8,473
Cintas Corp.	350	FedFundEffective Plus 0.35%		22	4/15/15	14
Cintas Corp.	340	FedFundEffective Plus 0.35%		21	4/15/15	(24)
Cintas Corp.	60	FedFundEffective Plus 0.35%		4	4/20/15	(32)
Clariant AG	2,206	LIBOR Plus 0.50%	CHF	36	4/15/15	1,112
Clariant AG	950	LIBOR Plus 0.50%		18	4/15/15	(1,656)
Clariant AG	440	LIBOR Plus 0.50%		7	4/20/15	(41)
CNOOC Ltd.	16,000	HONIX Plus 0.50%	HKD	201	4/15/15	3,549
Cogeco Cable, Inc.	688	CABROVER Plus 0.50%	CAD	41	4/15/15	324
Cogeco Cable, Inc.	350	CABROVER Plus 0.50%		22	4/15/15	(498)
Cogeco Cable, Inc.	390	CABROVER Plus 0.50%		24	4/20/15	(128)
Colgate-Palmolive Co.	1,442	FedFundEffective Plus 0.35%	USD	96	4/15/15	(3,369)
ComfortDelGro Corp. Ltd.	16,000	SOR Plus 0.50%	SGD	32	4/15/15	7,503

38	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
ConocoPhillips	915	FedFundEffective Plus 0.35%	USD	67	4/15/15	$9,960
Corning, Inc.	2,010	FedFundEffective Plus 0.35%		43	4/15/15	(3,254)
Corning, Inc.	180	FedFundEffective Plus 0.35%		4	4/20/15	(208)
Costco Wholesale Corp.	520	FedFundEffective Plus 0.35%		61	4/15/15	(114)
Costco Wholesale Corp.	40	FedFundEffective Plus 0.35%		5	4/20/15	113
CR Bard, Inc.	294	FedFundEffective Plus 0.35%		41	4/15/15	3,046
CR Bard, Inc.	20	FedFundEffective Plus 0.35%		3	4/20/15	72
Credit Agricole SA	950	EURIBOR Plus 0.50%	EUR	11	4/15/15	(904)
Credit Agricole SA	2,207	EURIBOR Plus 0.50%		24	4/15/15	(2,298)
Credit Agricole SA	440	EURIBOR Plus 0.50%		4	4/20/15	80
CSR Corp. Ltd.	31,000	HONIX Plus 0.50%	HKD	191	4/15/15	3,413
CSX Corp.	1,673	FedFundEffective Plus 0.35%	USD	47	4/15/15	2,933
CVS Caremark Corp.	879	FedFundEffective Plus 0.35%		65	4/15/15	2,567
CVS Caremark Corp.	80	FedFundEffective Plus 0.35%		6	4/20/15	397
Cytec Industries, Inc.	428	FedFundEffective Plus 0.35%		41	4/15/15	1,887
Cytec Industries, Inc.	40	FedFundEffective Plus 0.35%		4	4/20/15	(101)
Daicel Corp.	2,000	MUTSCALM Plus 0.50%	JPY	1,676	4/15/15	3,861
Daicel Corp.	1,000	MUTSCALM Plus 0.50%		1,005	4/20/15	326
Daimler AG	140	EURIBOR Plus 0.50%	EUR	9	4/15/15	(682)
Daimler AG	260	EURIBOR Plus 0.50%		18	4/15/15	(2,661)
Daimler AG	370	EURIBOR Plus 0.50%		26	4/15/15	(3,767)
Daimler AG	140	EURIBOR Plus 0.50%		9	4/20/15	(1,071)
Daiwa House Industry Co., Ltd.	2,000	MUTSCALM Plus 0.50%	JPY	4,265	4/20/15	(869)
DaVita HealthCare Partners, Inc.	1,260	FedFundEffective Plus 0.35%	USD	93	4/20/15	(4,216)
DCC PLC	750	LIBOR Plus 0.50%	GBP	23	4/15/15	4,585
Deutsche Post AG	640	EURIBOR Plus 0.50%	EUR	17	4/15/15	(2,760)
Deutsche Post AG	1,481	EURIBOR Plus 0.50%		38	4/15/15	(3,791)
Deutsche Post AG	290	EURIBOR Plus 0.50%		8	4/20/15	712

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	39

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Deutsche Telekom AG	3,295	EURIBOR Plus 0.50%	EUR	36	4/15/15	$4,716
Deutsche Telekom AG	1,420	EURIBOR Plus 0.50%		18	4/15/15	(523)
Deutsche Telekom AG	660	EURIBOR Plus 0.50%		8	4/20/15	2,105
Devon Energy Corp.	570	FedFundEffective Plus 0.35%	USD	43	4/15/15	331
Devon Energy Corp.	50	FedFundEffective Plus 0.35%		4	4/20/15	(21)
DH Corp.	1,696	CABROVER Plus 0.50%	CAD	52	4/15/15	3,500
DH Corp.	650	CABROVER Plus 0.50%		21	4/20/15	791
Direct Line Insurance Group PLC	12,220	LIBOR Plus 0.50%	GBP	30	4/15/15	7,159
DISH Network Corp.	730	FedFundEffective Plus 0.35%	USD	42	4/15/15	3,037
DISH Network Corp.	60	FedFundEffective Plus 0.35%		4	4/20/15	(215)
DISH Network Corp.	610	FedFundEffective Plus 0.35%		40	4/20/15	(2,754)
Dow Chemical Co. (The)	820	FedFundEffective Plus 0.35%		43	4/15/15	(1,151)
Dow Chemical Co. (The)	70	FedFundEffective Plus 0.35%		4	4/20/15	(10)
Dow Chemical Co. (The)	1,350	FedFundEffective Plus 0.35%		70	4/20/15	(621)
Dowa Holdings Co., Ltd.	1,000	MUTSCALM Plus 0.50%	JPY	866	4/15/15	875
Dowa Holdings Co., Ltd.	3,000	MUTSCALM Plus 0.50%		2,852	4/20/15	192
Dr Pepper Snapple Group, Inc.	740	FedFundEffective Plus 0.35%	USD	42	4/15/15	1,840
Dr Pepper Snapple Group, Inc.	60	FedFundEffective Plus 0.35%		4	4/20/15	(14)
Dr Pepper Snapple Group, Inc.	770	FedFundEffective Plus 0.35%		46	4/20/15	(483)
easyJet PLC	1,537	LIBOR Plus 0.50%	GBP	25	4/15/15	(8,352)
easyJet PLC	1,330	LIBOR Plus 0.50%		19	4/20/15	(2,574)
Eli Lilly & Co.	1,829	FedFundEffective Plus 0.35%	USD	109	4/15/15	3,754
Elisa Oyj	1,280	EURIBOR Plus 0.50%	EUR	28	4/15/15	(1,339)
Elisa Oyj	690	EURIBOR Plus 0.50%		15	4/15/15	(618)
Elisa Oyj	270	EURIBOR Plus 0.50%		6	4/20/15	(466)
Encana Corp.	780	CABROVER Plus 0.50%	CAD	20	4/15/15	(1,594)
Encana Corp.	2,370	CABROVER Plus 0.50%		62	4/20/15	(5,497)

40	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Eni SpA	1,491	EURIBOR Plus 0.50%	EUR	27		4/15/15	$1,224
Eni SpA	810	EURIBOR Plus 0.50%		15		4/15/15	1,235
Eni SpA	420	EURIBOR Plus 0.50%		8		4/20/15	(197)
Eni SpA	810	EURIBOR Plus 0.50%		16		4/20/15	(283)
Everest Re Group Ltd.	270	FedFundEffective Plus 0.35%	USD	43		4/15/15	(1,414)
Everest Re Group Ltd.	20	FedFundEffective Plus 0.35%		3		4/20/15	(155)
Everest Re Group Ltd.	110	FedFundEffective Plus 0.35%		18		4/20/15	(943)
Exelon Corp.	1,610	FedFundEffective Plus 0.35%		60		4/15/15	(10,339)
Exelon Corp.	140	FedFundEffective Plus 0.35%		5		4/20/15	(448)
Ferrovial SA	1,290	EURIBOR Plus 0.50%	EUR	20		4/15/15	557
Ferrovial SA	537	EURIBOR Plus 0.50%		8		4/15/15	253
Ferrovial SA	380	EURIBOR Plus 0.50%		6		4/20/15	202
Fifth Third Bancorp	1,990	FedFundEffective Plus 0.35%	USD	42		4/15/15	(1,309)
Fifth Third Bancorp	190	FedFundEffective Plus 0.35%		4		4/20/15	86
Fiserv, Inc.	704	FedFundEffective Plus 0.35%		40		4/15/15	3,844
Fiserv, Inc.	60	FedFundEffective Plus 0.35%		4		4/20/15	(11)
FleetCor Technologies, Inc.	570	FedFundEffective Plus 0.35%		76		4/20/15	44
FNFV Group	1	FedFundEffective Plus 0.35%		– 0	–	4/15/15	– 0	–
Foot Locker, Inc.	1,170	FedFundEffective Plus 0.35%		52		4/15/15	3,405
Foot Locker, Inc.	70	FedFundEffective Plus 0.35%		4		4/20/15	– 0	–
Friends Life Group Ltd.	4,310	LIBOR Plus 0.50%	GBP	14		4/20/15	1,240
Friends Life Group Ltd.	3,660	LIBOR Plus 0.50%		12		4/20/15	(206)
FUJIFILM Holdings Corp.	800	MUTSCALM Plus 0.50%	JPY	2,114		4/15/15	2,289
FUJIFILM Holdings Corp.	200	MUTSCALM Plus 0.50%		580		4/20/15	31
Fujitsu Ltd.	4,000	MUTSCALM Plus 0.50%		2,356		4/15/15	7,758
Fujitsu Ltd.	1,000	MUTSCALM Plus 0.50%		773		4/20/15	105
Fukuoka Financial Group, Inc.	3,000	MUTSCALM Plus 0.50%		1,294		4/15/15	2,770
Fukuoka Financial Group, Inc.	3,000	MUTSCALM Plus 0.50%		1,501		4/20/15	738

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	41

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Gas Natural SDG SA	877	EURIBOR Plus 0.50%	EUR	17	4/15/15	$3,533
Gas Natural SDG SA	1,170	EURIBOR Plus 0.50%		25	4/15/15	2,579
Gas Natural SDG SA	280	EURIBOR Plus 0.50%		6	4/20/15	1,520
Geberit AG	130	LIBOR Plus 0.50%	CHF	41	4/20/15	(1,255)
Geely Automobile Holdings Ltd.	75,000	HONIX Plus 0.50%	HKD	235	4/20/15	24
Gildan Activewear, Inc.	1,240	CABROVER Plus 0.50%	CAD	74	4/15/15	5,052
Glencore PLC	12,660	LIBOR Plus 0.50%	GBP	47	4/20/15	(4,114)
Goodman Group	9,660	BBR Plus 0.50%	AUD	50	4/15/15	1,235
Great Eastern Holdings Ltd.	2,700	SOR Plus 0.50%	SGD	51	4/15/15	9,786
Guangdong Investment Ltd.	64,000	HONIX Plus 0.50%	HKD	510	4/15/15	7,169
Guangzhou Automobile Group Co., Ltd.	10,000	HONIX Plus 0.50%		80	4/15/15	1,167
Guangzhou Automobile Group Co., Ltd.	12,000	HONIX Plus 0.50%		101	4/15/15	404
Guangzhou R&F Properties Co., Ltd.	29,200	HONIX Plus 0.50%		317	4/20/15	1,958
Halfords Group PLC	4,024	LIBOR Plus 0.50%	GBP	17	4/15/15	3,785
Halfords Group PLC	1,510	LIBOR Plus 0.50%		7	4/20/15	(325)
Halliburton Co.	950	FedFundEffective Plus 0.35%	USD	61	4/15/15	4,646
Halliburton Co.	220	FedFundEffective Plus 0.35%		15	4/20/15	1
Hanesbrands, Inc.	701	FedFundEffective Plus 0.35%		53	4/15/15	15,325
Harvey Norman Holdings Ltd.	12,690	BBR Plus 0.50%	AUD	40	4/15/15	(950)
HCA Holdings, Inc.	949	FedFundEffective Plus 0.35%	USD	46	4/15/15	15,660
HCA Holdings, Inc.	370	FedFundEffective Plus 0.35%		21	4/20/15	3,523
Helmerich & Payne, Inc.	393	FedFundEffective Plus 0.35%		43	4/15/15	(1,030)
Helmerich & Payne, Inc.	30	FedFundEffective Plus 0.35%		3	4/20/15	(58)
Henkel AG & Co. KGaA	580	EURIBOR Plus 0.50%	EUR	44	4/15/15	(3,443)
Henkel AG & Co. KGaA	80	EURIBOR Plus 0.50%		6	4/20/15	(317)
Hennes & Mauritz AB	615	STIBOR Plus 0.50%	SEK	166	4/15/15	1,142
Hennes & Mauritz AB	270	STIBOR Plus 0.50%		77	4/15/15	(109)

42	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Hennes & Mauritz AB	120	STIBOR Plus 0.50%	SEK	34	4/20/15	$690
Hershey Co. (The)	702	FedFundEffective Plus 0.35%	USD	70	4/15/15	(7,975)
Hershey Co. (The)	60	FedFundEffective Plus 0.35%		6	4/20/15	(233)
Hess Corp.	740	FedFundEffective Plus 0.35%		64	4/15/15	9,531
Hess Corp.	70	FedFundEffective Plus 0.35%		7	4/20/15	135
Hewlett-Packard Co.	1,390	FedFundEffective Plus 0.35%		45	4/15/15	4,643
Hewlett-Packard Co.	390	FedFundEffective Plus 0.35%		13	4/15/15	975
Hewlett-Packard Co.	160	FedFundEffective Plus 0.35%		5	4/20/15	494
Hikma Pharmaceuticals PLC	1,304	LIBOR Plus 0.50%	GBP	21	4/15/15	3,449
Hikma Pharmaceuticals PLC	96	LIBOR Plus 0.50%		2	4/15/15	257
Hikma Pharmaceuticals PLC	470	LIBOR Plus 0.50%		8	4/20/15	14
Hong Leong Asia Ltd.	17,000	SORF Plus 0.50%	SGD	27	4/20/15	(207)
Hugo Boss AG	291	EURIBOR Plus 0.50%	EUR	28	4/15/15	3,649
Hugo Boss AG	130	EURIBOR Plus 0.50%		14	4/15/15	1,451
Hugo Boss AG	50	EURIBOR Plus 0.50%		5	4/20/15	52
Humana, Inc.	340	FedFundEffective Plus 0.35%	USD	43	4/15/15	(2,505)
Humana, Inc.	30	FedFundEffective Plus 0.35%		4	4/20/15	(283)
Humana, Inc.	210	FedFundEffective Plus 0.35%		27	4/20/15	(2,228)
Husky Energy, Inc.	1,810	CABROVER Plus 0.50%	CAD	63	4/15/15	(2,950)
Husky Energy, Inc.	620	CABROVER Plus 0.50%		22	4/20/15	(1,740)
Hysan Development Co., Ltd.	18,000	HONIX Plus 0.50%	HKD	626	4/15/15	5,203
Iberdrola SA	4,420	EURIBOR Plus 0.50%	EUR	23	4/15/15	2,648
Iberdrola SA	3,810	EURIBOR Plus 0.50%		20	4/15/15	216
Iberdrola SA	1,140	EURIBOR Plus 0.50%		6	4/20/15	351
IDEX Corp.	560	FedFundEffective Plus 0.35%	USD	44	4/15/15	(1,224)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	43

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
IDEX Corp.	40	FedFundEffective Plus 0.35%	USD	3	4/20/15	$5
Infineon Technologies AG	3,200	EURIBOR Plus 0.50%	EUR	29	4/15/15	(3,974)
Infineon Technologies AG	440	EURIBOR Plus 0.50%		4	4/20/15	(428)
ING Groep NV	1,026	EURIBOR Plus 0.50%		10	4/15/15	84
ING Groep NV	1,750	EURIBOR Plus 0.50%		18	4/15/15	(1,664)
ING Groep NV	380	EURIBOR Plus 0.50%	EUR	4	4/20/15	(202)
Ingersoll-Rand PLC	1,060	FedFundEffective Plus 0.35%	USD	62	4/15/15	945
Ingersoll-Rand PLC	110	FedFundEffective Plus 0.35%		7	4/20/15	(261)
Inpex Corp.	900	MUTSCALM Plus 0.50%	JPY	1,391	4/20/15	(190)
Intel Corp.	3,130	FedFundEffective Plus 0.35%	USD	85	4/15/15	21,566
Intel Corp.	330	FedFundEffective Plus 0.35%		10	4/20/15	1,429
InterContinental Hotels Group PLC	1,410	LIBOR Plus 0.50%	GBP	35	4/20/15	(1,096)
International Flavors & Fragrances, Inc.	943	FedFundEffective Plus 0.35%	USD	88	4/15/15	7,599
Intesa Sanpaolo SpA	11,795	EURIBOR Plus 0.50%	EUR	27	4/15/15	(1,300)
Intesa Sanpaolo SpA	6,390	EURIBOR Plus 0.50%		16	4/15/15	(2,037)
Intesa Sanpaolo SpA	2,510	EURIBOR Plus 0.50%		5	4/20/15	747
Investec PLC	1,070	LIBOR Plus 0.50%	GBP	6	4/20/15	447
Investec PLC	3,910	LIBOR Plus 0.50%		21	4/20/15	(1,067)
Investor AB	1,447	STIBOR Plus 0.50%	SEK	335	4/15/15	3,479
Investor AB	630	STIBOR Plus 0.50%		164	4/15/15	(1,120)
Investor AB	280	STIBOR Plus 0.50%		69	4/20/15	1,370
Japan Tobacco, Inc.	600	MUTSCALM Plus 0.50%	JPY	1,929	4/15/15	2,315
Japan Tobacco, Inc.	100	MUTSCALM Plus 0.50%		375	4/20/15	(131)
Jean Coutu Group PJC, Inc. (The)	1,918	CABROVER Plus 0.50%	CAD	42	4/15/15	15
Jean Coutu Group PJC, Inc. (The)	1,180	CABROVER Plus 0.50%		29	4/20/15	(2,792)
Johnson & Johnson	906	FedFundEffective Plus 0.35%	USD	90	4/15/15	806
Johnson & Johnson	60	FedFundEffective Plus 0.35%		6	4/20/15	160

44	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Johnson Electric Holding Ltd.	7,625	HONIX Plus 0.50%	HKD	221	4/15/15	$287
Kellogg Co.	980	FedFundEffective Plus 0.35%	USD	64	4/15/15	(5,272)
Kellogg Co.	120	FedFundEffective Plus 0.35%		8	4/20/15	(365)
KeyCorp	4,262	FedFundEffective Plus 0.35%		57	4/15/15	586
Keyera Corp.	1,028	CABROVER Plus 0.50%	CAD	72	4/15/15	11,676
Keyera Corp.	130	CABROVER Plus 0.50%		10	4/20/15	310
Kirby Corp.	360	FedFundEffective Plus 0.35%	USD	38	4/15/15	3,735
Kirby Corp.	80	FedFundEffective Plus 0.35%		9	4/20/15	15
Koito Manufacturing Co., Ltd.	800	MUTSCALM Plus 0.50%	JPY	1,482	4/15/15	7,482
Koito Manufacturing Co., Ltd.	500	MUTSCALM Plus 0.50%		1,388	4/20/15	209
Koninklijke Ahold NV	900	EURIBOR Plus 0.50%	EUR	12	4/15/15	761
Koninklijke Ahold NV	2,085	EURIBOR Plus 0.50%		29	4/15/15	(2,230)
Koninklijke Ahold NV	410	EURIBOR Plus 0.50%		5	4/20/15	(216)
Kroger Co. (The)	1,300	FedFundEffective Plus 0.35%	USD	57	4/15/15	6,588
Lear Corp.	480	FedFundEffective Plus 0.35%		44	4/15/15	1,680
Lear Corp.	40	FedFundEffective Plus 0.35%		4	4/20/15	74
Leighton Holdings Ltd.	1,870	BBR Plus 0.50%	AUD	38	4/15/15	2,953
Leighton Holdings Ltd.	100	BBR Plus 0.50%		2	4/15/15	120
Linamar Corp.	1,149	CABROVER Plus 0.50%	CAD	59	4/15/15	7,977
LyondellBasell Industries NV	429	FedFundEffective Plus 0.35%	USD	38	4/15/15	7,414
LyondellBasell Industries NV	40	FedFundEffective Plus 0.35%		4	4/20/15	305
Macquarie Group Ltd.	660	BBR Plus 0.50%	AUD	40	4/15/15	(1,514)
Macy’s, Inc.	561	FedFundEffective Plus 0.35%	USD	32	4/15/15	118
Macy’s, Inc.	160	FedFundEffective Plus 0.35%		9	4/15/15	(117)
Macy’s, Inc.	60	FedFundEffective Plus 0.35%		4	4/20/15	120
Magna International, Inc.	694	CABROVER Plus 0.50%	CAD	73	4/15/15	7,364

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	45

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Magna International, Inc.	120	CABROVER Plus 0.50%	CAD	14	4/20/15	$(68)
Mandarin Oriental International Ltd.	22,000	FedFundEffective Plus 0.50%	USD	40	4/15/15	602
Marriott International, Inc./DE	370	FedFundEffective Plus 0.35%		21	4/15/15	3,130
Marriott International, Inc./DE	328	FedFundEffective Plus 0.35%		18	4/15/15	2,824
Marriott International, Inc./DE	60	FedFundEffective Plus 0.35%		4	4/20/15	(59)
Marriott International, Inc./DE	660	FedFundEffective Plus 0.35%		43	4/20/15	(381)
Marsh & McLennan Cos., Inc.	1,114	FedFundEffective Plus 0.35%		53	4/15/15	3,562
Marsh & McLennan Cos., Inc.	50	FedFundEffective Plus 0.35%		3	4/20/15	(43)
MasterCard, Inc.	401	FedFundEffective Plus 0.35%		29	4/15/15	802
MasterCard, Inc.	160	FedFundEffective Plus 0.35%		12	4/15/15	(27)
MasterCard, Inc.	50	FedFundEffective Plus 0.35%		4	4/20/15	(59)
Alcoa, Inc.	3,108	FedFundEffective Plus 0.35%		41	4/15/15	10,381
Alcoa, Inc.	270	FedFundEffective Plus 0.35%		4	4/20/15	231
McGraw Hill Financial, Inc.	531	FedFundEffective Plus 0.35%		39	4/15/15	3,740
McGraw Hill Financial, Inc.	40	FedFundEffective Plus 0.35%		3	4/20/15	(59)
McKesson Corp.	230	FedFundEffective Plus 0.35%		44	4/15/15	314
McKesson Corp.	20	FedFundEffective Plus 0.35%		4	4/20/15	26
Mead Johnson Nutrition Co.	846	FedFundEffective Plus 0.35%		70	4/15/15	8,026
Mead Johnson Nutrition Co.	50	FedFundEffective Plus 0.35%		5	4/20/15	(82)
Mead Johnson Nutrition Co.	350	FedFundEffective Plus 0.35%		33	4/20/15	(497)
Merck KGaA	516	EURIBOR Plus 0.50%	EUR	29	4/15/15	6,557
Merck KGaA	220	EURIBOR Plus 0.50%		14	4/15/15	851
Merck KGaA	110	EURIBOR Plus 0.50%		7	4/20/15	805
Metallurgical Corp. of China Ltd.	164,000	HONIX Plus 0.50%	HKD	252	4/15/15	5,001
MGM China Holdings Ltd.	17,600	HONIX Plus 0.50%		517	4/15/15	(1,929)

46	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Microsoft Corp.	1,522	FedFundEffective Plus 0.35%	USD	60	4/15/15	$5,190
Microsoft Corp.	180	FedFundEffective Plus 0.35%		7	4/15/15	849
Microsoft Corp.	150	FedFundEffective Plus 0.35%		6	4/20/15	201
Mirvac Group	22,210	BBR Plus 0.50%	AUD	39	4/15/15	390
Mitsubishi UFJ Financial Group, Inc.	4,700	MUTSCALM Plus 0.50%	JPY	2,566	4/15/15	2,770
Mitsubishi UFJ Financial Group, Inc.	3,300	MUTSCALM Plus 0.50%		1,998	4/20/15	(7)
Mitsui OSK Lines Ltd.	6,000	MUTSCALM Plus 0.50%		2,224	4/20/15	605
Moody’s Corp.	700	FedFundEffective Plus 0.35%	USD	60	4/15/15	409
Moody’s Corp.	60	FedFundEffective Plus 0.35%		5	4/20/15	(98)
Motorola Solutions, Inc.	708	FedFundEffective Plus 0.35%		45	4/15/15	380
MSC Industrial Direct Co., Inc.	560	FedFundEffective Plus 0.35%		53	4/15/15	(4,656)
MSC Industrial Direct Co., Inc.	40	FedFundEffective Plus 0.35%		4	4/20/15	(104)
Muenchener Rueckversicherungs AG	183	EURIBOR Plus 0.50%	EUR	29	4/15/15	(159)
Muenchener Rueckversicherungs AG	80	EURIBOR Plus 0.50%		13	4/15/15	(232)
Muenchener Rueckversicherungs AG	40	EURIBOR Plus 0.50%		6	4/20/15	1,428
Murphy Oil Corp.	1,107	FedFundEffective Plus 0.35%	USD	68	4/15/15	843
Murphy Oil Corp.	90	FedFundEffective Plus 0.35%		6	4/20/15	(305)
Nabors Industries Ltd.	2,119	FedFundEffective Plus 0.35%		51	4/15/15	6,905
Nestle SA	593	LIBOR Plus 0.50%	CHF	40	4/15/15	283
Nestle SA	150	LIBOR Plus 0.50%		10	4/15/15	(366)
Nestle SA	260	LIBOR Plus 0.50%		18	4/15/15	(878)
Nestle SA	140	LIBOR Plus 0.50%		10	4/20/15	(195)
Next PLC	620	LIBOR Plus 0.50%	GBP	41	4/20/15	2,014
NextEra Energy, Inc.	784	FedFundEffective Plus 0.35%	USD	76	4/15/15	(2,157)
NH Foods Ltd.	1,000	MUTSCALM Plus 0.50%	JPY	1,704	4/15/15	3,905
NH Foods Ltd.	1,000	MUTSCALM Plus 0.50%		2,117	4/20/15	(145)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	47

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Nidec Corp.	500	MUTSCALM Plus 0.50%	JPY	2,837	4/15/15	$4,953
NIKE, Inc.	560	FedFundEffective Plus 0.35%	USD	42	4/15/15	744
NIKE, Inc.	50	FedFundEffective Plus 0.35%		4	4/20/15	(24)
NIKE, Inc.	830	FedFundEffective Plus 0.35%		65	4/20/15	(681)
Nippon Express Co., Ltd.	4,000	MUTSCALM Plus 0.50%	JPY	1,884	4/15/15	1,028
Nippon Express Co., Ltd.	3,000	MUTSCALM Plus 0.50%		1,480	4/20/15	86
Nissan Motor Co., Ltd.	5,600	MUTSCALM Plus 0.50%		5,592	4/20/15	562
Noble Group Ltd.	33,000	SORF Plus 0.60%	SGD	43	4/15/15	3,398
Nordea Bank AB	3,320	STIBOR Plus 0.50%	SEK	312	4/20/15	(785)
Nordstrom, Inc.	1,084	FedFundEffective Plus 0.35%	USD	66	4/15/15	9,215
Northland Power, Inc.	4,395	CABROVER Plus 0.50%	CAD	76	4/15/15	927
Northland Power, Inc.	730	CABROVER Plus 0.50%		13	4/20/15	995
Northrop Grumman Corp.	570	FedFundEffective Plus 0.35%	USD	69	4/15/15	1,712
Northrop Grumman Corp.	50	FedFundEffective Plus 0.35%		6	4/20/15	152
Novartis AG	379	LIBOR Plus 0.50%	CHF	28	4/15/15	2,298
Novartis AG	290	LIBOR Plus 0.50%		23	4/15/15	(123)
Novartis AG	30	LIBOR Plus 0.50%		2	4/20/15	(26)
Novartis AG	310	LIBOR Plus 0.50%		25	4/20/15	(664)
Novo Nordisk A/S	422	CIBOR Plus 0.50%	DKK	97	4/15/15	1,941
Novo Nordisk A/S	490	CIBOR Plus 0.50%		115	4/15/15	1,758
Novo Nordisk A/S	130	CIBOR Plus 0.50%		32	4/20/15	190
Novozymes A/S	331	CIBOR Plus 0.50%		78	4/15/15	2,309
Novozymes A/S	430	CIBOR Plus 0.50%		118	4/15/15	26
Novozymes A/S	160	CIBOR Plus 0.50%		44	4/20/15	94
NTT DOCOMO, Inc.	1,600	MUTSCALM Plus 0.50%	JPY	2,850	4/20/15	348
NVIDIA Corp.	2,302	FedFundEffective Plus 0.35%	USD	42	4/15/15	(2,187)
NVIDIA Corp.	210	FedFundEffective Plus 0.35%		4	4/20/15	(180)

48	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
NWS Holdings Ltd.	12,000	HONIX Plus 0.50%	HKD	170	4/15/15	$196
Oil Search Ltd.	1,330	BBR Plus 0.50%	AUD	13	4/15/15	(690)
Oil Search Ltd.	3,724	BBR Plus 0.50%		31	4/15/15	3,329
Oracle Corp.	1,030	FedFundEffective Plus 0.35%	USD	43	4/15/15	(1,844)
Oracle Corp.	90	FedFundEffective Plus 0.35%		4	4/20/15	91
Orient Overseas International Ltd.	5,000	HONIX Plus 0.50%	HKD	191	4/15/15	2,076
Otsuka Corp.	300	MUTSCALM Plus 0.50%	JPY	1,204	4/15/15	1,941
Otsuka Corp.	300	MUTSCALM Plus 0.50%		1,480	4/20/15	(718)
Otsuka Holdings Co., Ltd.	800	MUTSCALM Plus 0.50%		2,258	4/15/15	3,478
Otsuka Holdings Co., Ltd.	500	MUTSCALM Plus 0.50%		1,649	4/20/15	(114)
Pandora A/S	374	CIBOR Plus 0.50%	DKK	125	4/15/15	3,206
Pandora A/S	190	CIBOR Plus 0.50%		69	4/15/15	583
Pandora A/S	300	CIBOR Plus 0.50%		122	4/15/15	(1,369)
Pandora A/S	120	CIBOR Plus 0.50%		50	4/20/15	(717)
Parker-Hannifin Corp.	340	FedFundEffective Plus 0.35%	USD	43	4/15/15	(4,178)
Parker-Hannifin Corp.	30	FedFundEffective Plus 0.35%		4	4/20/15	(270)
PartnerRe Ltd.	393	FedFundEffective Plus 0.35%		40	4/15/15	1,199
PartnerRe Ltd.	40	FedFundEffective Plus 0.35%		4	4/20/15	(34)
Pennon Group PLC	4,040	LIBOR Plus 0.50%	GBP	30	4/15/15	3,908
Peugeot SA	2,900	EURIBOR Plus 0.50%	EUR	30	4/15/15	2,796
Peugeot SA	400	EURIBOR Plus 0.50%		4	4/20/15	215
Peugeot SA	2,030	EURIBOR Plus 0.50%		23	4/20/15	(812)
PG&E Corp.	940	FedFundEffective Plus 0.35%	USD	43	4/15/15	(1,499)
PG&E Corp.	80	FedFundEffective Plus 0.35%		4	4/20/15	192
Phillips 66	650	FedFundEffective Plus 0.35%		51	4/15/15	1,838
Pirelli & C. SpA	3,510	EURIBOR Plus 0.50%	EUR	44	4/15/15	(6,511)
Pirelli & C. SpA	480	EURIBOR Plus 0.50%		6	4/20/15	1,032
PNC Financial Services Group, Inc. (The)	600	FedFundEffective Plus 0.35%	USD	52	4/15/15	(2,153)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	49

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
PNC Financial Services Group, Inc. (The)	50	FedFundEffective Plus 0.35%	USD	4	4/20/15	$36
Power Assets Holdings Ltd.	3,000	HONIX Plus 0.50%	HKD	206	4/20/15	219
PPG Industries, Inc.	300	FedFundEffective Plus 0.35%	USD	61	4/15/15	(1,439)
PPG Industries, Inc.	20	FedFundEffective Plus 0.35%		4	4/20/15	(217)
QUALCOMM, Inc.	550	FedFundEffective Plus 0.35%		44	4/15/15	(3,184)
QUALCOMM, Inc.	50	FedFundEffective Plus 0.35%		4	4/20/15	(143)
REA Group Ltd.	1,020	BBR Plus 0.50%	AUD	44	4/15/15	3,387
REA Group Ltd.	134	BBR Plus 0.50%		6	4/15/15	125
Reckitt Benckiser Group PLC	790	LIBOR Plus 0.50%	GBP	41	4/20/15	1,349
Red Electrica Corp. SA	298	EURIBOR Plus 0.50%	EUR	17	4/15/15	2,634
Red Electrica Corp. SA	400	EURIBOR Plus 0.50%		25	4/15/15	1,137
Red Electrica Corp. SA	100	EURIBOR Plus 0.50%		6	4/20/15	1,760
Reed Elsevier NV	1,412	EURIBOR Plus 0.50%		21	4/15/15	3,953
Reed Elsevier NV	420	EURIBOR Plus 0.50%		7	4/15/15	255
Reed Elsevier NV	360	EURIBOR Plus 0.50%		6	4/20/15	789
Reed Elsevier NV	860	EURIBOR Plus 0.50%		14	4/20/15	128
Reed Elsevier PLC	2,368	LIBOR Plus 0.50%	GBP	21	4/15/15	4,067
Reed Elsevier PLC	2,640	LIBOR Plus 0.50%		25	4/20/15	523
Reinsurance Group of America, Inc.	630	FedFundEffective Plus 0.35%	USD	49	4/15/15	1,643
RenaissanceRe Holdings Ltd.	543	FedFundEffective Plus 0.35%		55	4/15/15	(1,396)
RenaissanceRe Holdings Ltd.	30	FedFundEffective Plus 0.35%		3	4/20/15	(187)
Resona Holdings, Inc.	3,000	MUTSCALM Plus 0.50%	JPY	1,422	4/15/15	2,894
Resona Holdings, Inc.	2,900	MUTSCALM Plus 0.50%		1,709	4/20/15	(482)
Rexam PLC	5,120	LIBOR Plus 0.50%	GBP	28	4/15/15	2,354
Rio Tinto Ltd.	810	BBR Plus 0.50%	AUD	49	4/15/15	3,110
Rockwell Automation, Inc.	408	FedFundEffective Plus 0.35%	USD	50	4/15/15	(4,223)
Royal Bank of Canada	1,024	CABROVER Plus 0.50%	CAD	75	4/15/15	8,489
Royal Bank of Canada	640	CABROVER Plus 0.50%		48	4/20/15	3,316

50	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Royal Dutch Shell PLC	287	LIBOR Plus 0.50%	GBP	7	4/15/15	$778
Royal Dutch Shell PLC	510	LIBOR Plus 0.50%		13	4/15/15	736
Royal Dutch Shell PLC	260	LIBOR Plus 0.50%		7	4/20/15	(1)
Samsonite International SA	6,600	HONIX Plus 0.50%	HKD	169	4/20/15	(1,356)
SanDisk Corp.	443	FedFundEffective Plus 0.35%	USD	33	4/15/15	7,252
SanDisk Corp.	30	FedFundEffective Plus 0.35%		3	4/20/15	(175)
Sankyo Co., Ltd.	300	MUTSCALM Plus 0.50%	JPY	1,196	4/20/15	42
Sanofi	370	EURIBOR Plus 0.50%	EUR	29	4/15/15	(350)
Sanofi	70	EURIBOR Plus 0.50%		5	4/20/15	177
Sanofi	190	EURIBOR Plus 0.50%	EUR	15	4/20/15	(245)
Santos Ltd.	240	BBR Plus 0.50%	AUD	3	4/15/15	(4)
Santos Ltd.	3,172	BBR Plus 0.50%		42	4/15/15	2,864
Saputo, Inc.	840	CABROVER Plus 0.50%	CAD	52	4/15/15	4,761
Saputo, Inc.	570	CABROVER Plus 0.50%		35	4/20/15	3,250
SATS Ltd.	8,000	SORF Plus 0.50%	SGD	25	4/15/15	(955)
SATS Ltd.	4,000	SORF Plus 0.50%		13	4/20/15	224
Scripps Networks Interactive, Inc.	1,001	FedFundEffective Plus 0.35%	USD	73	4/15/15	9,424
Sekisui House Ltd.	2,000	MUTSCALM Plus 0.50%	JPY	2,428	4/15/15	3,269
Sekisui House Ltd.	1,000	MUTSCALM Plus 0.50%		1,403	4/20/15	(513)
Seven & I Holdings Co., Ltd.	600	MUTSCALM Plus 0.50%		2,643	4/20/15	(734)
Shanghai Industrial Holdings Ltd.	9,000	HONIX Plus 0.50%	HKD	217	4/15/15	2,403
Shanghai Pharmaceuticals Holding Co., Ltd.	15,400	HONIX Plus 0.50%		239	4/20/15	(2,912)
Showa Shell Sekiyu KK	2,400	MUTSCALM Plus 0.50%	JPY	2,213	4/15/15	5,925
Siemens AG	170	EURIBOR Plus 0.50%	EUR	17	4/15/15	(1,214)
Siemens AG	395	EURIBOR Plus 0.50%		37	4/15/15	(1,409)
Siemens AG	80	EURIBOR Plus 0.50%		7	4/20/15	(171)
Sigma-Aldrich Corp.	440	FedFundEffective Plus 0.35%	USD	44	4/15/15	534
Sigma-Aldrich Corp.	30	FedFundEffective Plus 0.35%		3	4/20/15	(47)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	51

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Sihuan Pharmaceutical Holdings Group Ltd.	86,000	HONIX Plus 0.50%	HKD	365	4/15/15	$5,682
Sihuan Pharmaceutical Holdings Group Ltd.	5,000	HONIX Plus 0.50%		26	4/20/15	(316)
Singapore Post Ltd.	23,000	SOR Plus 0.50%	SGD	31	4/15/15	8,244
Skandinaviska Enskilda Banken AB	2,389	STIBOR Plus 0.50%	SEK	205	4/15/15	2,198
Skandinaviska Enskilda Banken AB	1,890	STIBOR Plus 0.50%		175	4/15/15	(4)
Skandinaviska Enskilda Banken AB	590	STIBOR Plus 0.50%		52	4/20/15	182
Skanska AB	2,169	STIBOR Plus 0.50%		306	4/15/15	640
Skanska AB	650	STIBOR Plus 0.50%		101	4/15/15	(1,284)
Skanska AB	390	STIBOR Plus 0.50%		57	4/20/15	(224)
SKF AB	854	STIBOR Plus 0.50%		138	4/15/15	137
SKF AB	370	STIBOR Plus 0.50%		62	4/15/15	(433)
SKF AB	170	STIBOR Plus 0.50%		29	4/20/15	(153)
Smurfit Kappa Group PLC	1,610	EURIBOR Plus 0.50%	EUR	29	4/15/15	(4,215)
Smurfit Kappa Group PLC	230	EURIBOR Plus 0.50%		3	4/20/15	334
Sodexo	370	EURIBOR Plus 0.50%		29	4/15/15	(2,397)
Sodexo	50	EURIBOR Plus 0.50%		4	4/20/15	(175)
Sonic Healthcare Ltd.	2,260	BBR Plus 0.50%	AUD	39	4/15/15	1,067
Southwest Airlines Co.	1,570	FedFundEffective Plus 0.35%	USD	43	4/15/15	1,366
Southwest Airlines Co.	140	FedFundEffective Plus 0.35%		4	4/20/15	134
StarHub Ltd.	12,000	SOR Plus 0.50%	SGD	50	4/15/15	993
Starwood Hotels & Resorts Worldwide, Inc.	680	FedFundEffective Plus 0.35%	USD	53	4/15/15	(925)
Starwood Hotels & Resorts Worldwide, Inc.	150	FedFundEffective Plus 0.35%		13	4/20/15	(478)
Starz	1,910	FedFundEffective Plus 0.35%		60	4/15/15	(5,923)
Starz	190	FedFundEffective Plus 0.35%		6	4/20/15	(89)

52	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Statoil ASA	1,285	NIBOR Plus 0.50%	NOK	221		4/15/15	$1,519
Statoil ASA	1,200	NIBOR Plus 0.50%		218		4/15/15	590
Statoil ASA	540	NIBOR Plus 0.50%		100		4/20/15	(533)
Stryker Corp.	500	FedFundEffective Plus 0.35%	USD	40		4/15/15	189
Stryker Corp.	50	FedFundEffective Plus 0.35%		4		4/20/15	(191)
Stryker Corp.	550	FedFundEffective Plus 0.35%		46		4/20/15	(1,998)
Suez Environnement Co.	2,940	EURIBOR Plus 0.50%	EUR	44		4/15/15	(4,150)
Suez Environnement Co.	410	EURIBOR Plus 0.50%		5		4/20/15	270
Sumitomo Corp.	2,100	MUTSCALM Plus 0.50%	JPY	2,703		4/15/15	1,400
Sumitomo Corp.	1,500	MUTSCALM Plus 0.50%		2,041		4/20/15	(126)
Sun Hung Kai Properties Ltd. (warrant)	250	HONIX	HKD	—	*	4/15/15	628
Sun Life Financial, Inc.	1,330	CABROVER Plus 0.50%	CAD	51		4/15/15	3,591
Sun Life Financial, Inc.	940	CABROVER Plus 0.50%		36		4/20/15	2,879
Sunac China Holdings Ltd.	5,000	HONIX Plus 0.50%	HKD	22		4/15/15	2,502
Sunac China Holdings Ltd.	46,000	HONIX Plus 0.50%		216		4/20/15	9,831
Suncor Energy, Inc.	1,706	CABROVER Plus 0.50%	CAD	67		4/15/15	8,489
Suncor Energy, Inc.	590	CABROVER Plus 0.50%		26		4/20/15	5
Suncorp Group Ltd.	4,370	BBR Plus 0.50%	AUD	59		4/15/15	2,949
Suncorp Group Ltd.	20	BBR Plus 0.50%		—	*	4/15/15	(126)
Suzuki Motor Corp.	1,300	MUTSCALM Plus 0.50%	JPY	3,557		4/15/15	8,741
Suzuki Motor Corp.	400	MUTSCALM Plus 0.50%		1,323		4/20/15	489
Swedish Match AB	2,290	STIBOR Plus 0.50%	SEK	523		4/15/15	(750)
Swedish Match AB	320	STIBOR Plus 0.50%		74		4/20/15	(334)
Swiss Life Holding AG	170	LIBOR Plus 0.50%	CHF	36		4/15/15	(685)
Swiss Life Holding AG	10	LIBOR Plus 0.50%		2		4/20/15	(42)
Swiss Life Holding AG	110	LIBOR Plus 0.50%		23		4/20/15	(266)
Swiss Re AG	605	LIBOR Plus 0.50%		45		4/15/15	2,297

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	53

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Swiss Re AG	260	LIBOR Plus 0.50%	CHF	20	4/15/15	$(404)
Swiss Re AG	120	LIBOR Plus 0.50%		9	4/20/15	13
Sydney Airport	9,590	BBR Plus 0.50%	AUD	41	4/15/15	(224)
Sydney Airport	1,850	BBR Plus 0.50%		8	4/15/15	653
T Rowe Price Group, Inc.	731	FedFundEffective Plus 0.35%	USD	58	4/15/15	(917)
T Rowe Price Group, Inc.	60	FedFundEffective Plus 0.35%		5	4/20/15	(235)
Taisei Corp.	6,000	MUTSCALM Plus 0.50%	JPY	3,398	4/20/15	796
Techtronic Industries Co.	10,500	HONIX Plus 0.50%	HKD	256	4/20/15	(1,528)
Tecnicas Reunidas SA	568	EURIBOR Plus 0.50%	EUR	23	4/15/15	497
Tecnicas Reunidas SA	170	EURIBOR Plus 0.50%		8	4/15/15	(702)
Tecnicas Reunidas SA	230	EURIBOR Plus 0.50%		10	4/15/15	(940)
Tecnicas Reunidas SA	130	EURIBOR Plus 0.50%		6	4/20/15	668
Telefonaktiebolaget LM Ericsson	2,063	STIBOR Plus 0.50%	SEK	169	4/15/15	1,148
Telefonaktiebolaget LM Ericsson	1,117	STIBOR Plus 0.50%		92	4/15/15	613
Telefonaktiebolaget LM Ericsson	439	STIBOR Plus 0.50%		35	4/20/15	369
Telenor ASA	1,713	NIBOR Plus 0.50%	NOK	218	4/15/15	4,678
Telenor ASA	740	NIBOR Plus 0.50%		107	4/15/15	(51)
Telenor ASA	340	NIBOR Plus 0.50%		48	4/20/15	1,737
TELUS Corp.	2,124	CABROVER Plus 0.50%	CAD	81	4/15/15	125
TELUS Corp.	70	CABROVER Plus 0.50%		3	4/20/15	(189)
Terna Rete Elettrica Nazionale SpA	5,311	EURIBOR Plus 0.50%	EUR	20	4/15/15	793
Terna Rete Elettrica Nazionale SpA	2,300	EURIBOR Plus 0.50%		9	4/15/15	1,069
Terna Rete Elettrica Nazionale SpA	1,050	EURIBOR Plus 0.50%		4	4/20/15	88
Texas Instruments, Inc.	959	FedFundEffective Plus 0.35%	USD	44	4/15/15	422
Texas Instruments, Inc.	470	FedFundEffective Plus 0.35%		22	4/15/15	836
Texas Instruments, Inc.	130	FedFundEffective Plus 0.35%		6	4/20/15	(360)
ThyssenKrupp AG	1,560	EURIBOR Plus 0.50%	EUR	35	4/20/15	(2,450)
Time Warner Cable, Inc.	300	FedFundEffective Plus 0.35%	USD	41	4/15/15	2,608

54	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Time Warner Cable, Inc.	30	FedFundEffective Plus 0.35%	USD	4	4/20/15	$(90)
Time Warner Cable, Inc.	420	FedFundEffective Plus 0.35%		63	4/20/15	(2,053)
Tingyi Cayman Islands Holding Corp.	8,000	HONIX Plus 0.50%	HKD	176	4/15/15	(383)
Tokio Marine Holdings, Inc.	900	MUTSCALM Plus 0.50%	JPY	2,636	4/15/15	2,627
Tokio Marine Holdings, Inc.	600	MUTSCALM Plus 0.50%		1,993	4/20/15	(503)
Tokyo Electron Ltd.	300	MUTSCALM Plus 0.50%		1,780	4/15/15	2,292
Tokyo Electron Ltd.	100	MUTSCALM Plus 0.50%		715	4/20/15	(423)
Tokyo Gas Co., Ltd.	6,000	MUTSCALM Plus 0.50%		3,590	4/20/15	(633)
Tokyo Tatemono Co., Ltd.	2,000	MUTSCALM Plus 0.50%		1,831	4/15/15	(688)
Toronto-Dominion Bank (The)	1,501	CABROVER Plus 0.50%	CAD	77	4/15/15	8,650
Toronto-Dominion Bank (The)	1,000	CABROVER Plus 0.50%		55	4/20/15	2,073
Total SA	138	EURIBOR Plus 0.50%	EUR	7	4/15/15	(153)
Total SA	290	EURIBOR Plus 0.50%		15	4/15/15	(987)
Total SA	320	EURIBOR Plus 0.50%		17	4/15/15	(1,488)
Total SA	190	EURIBOR Plus 0.50%		10	4/20/15	(637)
Total SA	280	EURIBOR Plus 0.50%		15	4/20/15	(1,563)
TransDigm Group, Inc.	381	FedFundEffective Plus 0.35%	USD	67	4/15/15	6,328
TransDigm Group, Inc.	20	FedFundEffective Plus 0.35%		3	4/20/15	(52)
Transurban Group	6,410	BBR Plus 0.50%	AUD	50	4/15/15	(296)
Trinity Industries, Inc.	1,670	FedFundEffective Plus 0.35%	USD	75	4/20/15	(2,060)
Tsingtao Brewery Co., Ltd.	4,000	HONIX Plus 0.50%	HKD	231	4/15/15	3,038
Twenty-First Century Fox, Inc.	1,409	FedFundEffective Plus 0.35%	USD	45	4/15/15	(16)
Unilever NV	1,105	EURIBOR Plus 0.50%	EUR	34	4/15/15	119
Unilever NV	330	EURIBOR Plus 0.50%		11	4/15/15	(224)
Unilever NV	190	EURIBOR Plus 0.50%		6	4/20/15	(126)
Unit Corp.	660	FedFundEffective Plus 0.35%	USD	43	4/15/15	(1,533)
Unit Corp.	60	FedFundEffective Plus 0.35%		4	4/20/15	(336)
United Envirotech Ltd.	18,000	SORF Plus 0.50%	SGD	26	4/20/15	(1,155)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	55

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
United Technologies Corp.	130	FedFundEffective Plus 0.35%	USD	15	4/15/15	$(1,676)
United Technologies Corp.	602	FedFundEffective Plus 0.35%		70	4/15/15	(6,435)
United Technologies Corp.	60	FedFundEffective Plus 0.35%		7	4/20/15	(268)
UnitedHealth Group, Inc.	978	FedFundEffective Plus 0.35%		78	4/15/15	1,772
Vermilion Energy, Inc.	1,016	CABROVER Plus 0.50%	CAD	71	4/15/15	2,540
VF Corp.	1,329	FedFundEffective Plus 0.35%	USD	79	4/15/15	2,791
VF Corp.	100	FedFundEffective Plus 0.35%		6	4/15/15	122
VF Corp.	140	FedFundEffective Plus 0.35%		9	4/20/15	31
Viacom, Inc.	1,342	FedFundEffective Plus 0.35%		110	4/15/15	876
Vinci SA	270	EURIBOR Plus 0.50%	EUR	15	4/15/15	(1,137)
Vinci SA	510	EURIBOR Plus 0.50%		28	4/15/15	(1,785)
Vinci SA	110	EURIBOR Plus 0.50%		6	4/20/15	(7)
VTech Holdings Ltd.	1,000	HONIX Plus 0.50%	HKD	107	4/15/15	2,296
VTech Holdings Ltd.	1,900	HONIX Plus 0.50%		198	4/15/15	(2,084)
VTech Holdings Ltd.	300	HONIX Plus 0.50%		31	4/20/15	(252)
Weir Group PLC (The)	200	LIBOR Plus 0.50%	GBP	5	4/20/15	(524)
Weir Group PLC (The)	770	LIBOR Plus 0.50%		21	4/20/15	(1,784)
Wells Fargo & Co.	1,350	FedFundEffective Plus 0.35%	USD	66	4/15/15	2,816
Wells Fargo & Co.	110	FedFundEffective Plus 0.35%		6	4/20/15	(30)
Western Digital Corp.	760	FedFundEffective Plus 0.35%		75	4/20/15	905
Westlake Chemical Corp.	534	FedFundEffective Plus 0.35%		34	4/15/15	12,924
Westlake Chemical Corp.	40	FedFundEffective Plus 0.35%		3	4/20/15	112
Westpac Banking Corp.	720	BBR Plus 0.50%	AUD	24	4/15/15	307
Westpac Banking Corp.	1,032	BBR Plus 0.50%		35	4/15/15	1,647
Whirlpool Corp.	590	FedFundEffective Plus 0.35%	USD	82	4/20/15	2,003
Whitbread PLC	556	LIBOR Plus 0.50%	GBP	21	4/15/15	4,161

56	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Whitbread PLC	530	LIBOR Plus 0.50%	GBP	23	4/20/15	$(49)
Williams-Sonoma, Inc.	630	FedFundEffective Plus 0.35%	USD	43	4/15/15	(522)
Williams-Sonoma, Inc.	60	FedFundEffective Plus 0.35%		4	4/20/15	(244)
Williams-Sonoma, Inc.	470	FedFundEffective Plus 0.35%		33	4/20/15	(1,487)
WorleyParsons Ltd.	1,680	BBR Plus 0.50%	AUD	29	4/15/15	425
WSP Global, Inc.	639	CABROVER Plus 0.50%	CAD	24	4/15/15	(258)
WSP Global, Inc.	739	CABROVER Plus 0.50%		28	4/15/15	(134)
WSP Global, Inc.	860	CABROVER Plus 0.50%		34	4/20/15	(2,068)
Yangzijiang Shipbuilding Holdings Ltd.	39,000	SOR Plus 0.50%	SGD	43	4/15/15	3,737
Zoomlion Heavy Industry Science and Technology Co., Ltd.	47,200	HONIX Plus 0.50%	HKD	248	4/15/15	(1,052)

Pay Total Return on Reference Obligation
Credit Suisse Securities (Europe) Limited:
Morgan Stanley	1,710	LIBOR Minus 0.25%	USD	52	7/15/15	(3,023)
Morgan Stanley Capital Services:
ABB Ltd.	850	LIBOR Minus 0.35%	CHF	18	4/15/15	146
ABB Ltd.	580	LIBOR Minus 0.35%		12	4/15/15	49
ABB Ltd.	250	LIBOR Minus 0.35%		5	4/15/15	(163)
ABB Ltd.	350	LIBOR Minus 0.35%		7	4/20/15	(236)
Aberdeen Asset Management PLC	5,820	LIBOR Minus 0.35%	GBP	27	4/20/15	4,727
Accenture PLC	740	FedFundEffective Minus 0.25%	USD	58	4/15/15	(641)
Accenture PLC	80	FedFundEffective Minus 0.25%		6	4/20/15	45
Aegon NV	4,470	EURIBOR Minus 0.35%	EUR	29	4/15/15	2,747
Aegon NV	620	EURIBOR Minus 0.35%		4	4/20/15	246
Aeon Co., Ltd.	2,400	MUTSCALM Minus 0.40%	JPY	2,783	4/20/15	106
Aflac, Inc.	1,095	FedFundEffective Minus 0.25%	USD	67	4/15/15	1,633
AGCO Corp.	1,132	FedFundEffective Minus 0.25%		64	4/15/15	8,211
Airbus Group NV	820	EURIBOR Minus 0.35%	EUR	43	4/15/15	9,606

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	57

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Airbus Group NV	110	EURIBOR Minus 0.35%	EUR	5	4/20/15	$519
Aker Solutions ASA	1,020	NIBOR Minus 0.40%	NOK	111	4/15/15	2,637
Aker Solutions ASA	2,366	NIBOR Minus 0.40%		221	4/15/15	403
Aker Solutions ASA	470	NIBOR Minus 0.40%		45	4/20/15	180
Akzo Nobel NV	550	EURIBOR Minus 0.35%	EUR	30	4/20/15	968
Akzo Nobel NV	70	EURIBOR Minus 0.35%		4	4/20/15	(142)
Alfa Laval AB	664	STIBOR Minus 0.40%	SEK	116	4/15/15	1,457
Alfa Laval AB	530	STIBOR Minus 0.40%		93	4/15/15	1,412
Alfa Laval AB	310	STIBOR Minus 0.40%		52	4/15/15	541
Alfa Laval AB	210	STIBOR Minus 0.40%		35	4/20/15	345
Alimentation Couche-Tard, Inc.	2,080	CABROVER Minus 0.40%	CAD	61	4/20/15	(1,272)
Alliance Data Systems Corp.	200	FedFundEffective Minus 0.25%	USD	50	4/15/15	(2,264)
Alliance Data Systems Corp.	20	FedFundEffective Minus 0.25%		5	4/20/15	211
Allianz SE	110	EURIBOR Minus 0.35%	EUR	14	4/15/15	(135)
Allianz SE	120	EURIBOR Minus 0.35%		14	4/15/15	(1,146)
Allianz SE	40	EURIBOR Minus 0.35%		5	4/20/15	(727)
Altera Corp.	1,062	FedFundEffective Minus 0.25%	USD	36	4/15/15	1,476
Altera Corp.	660	FedFundEffective Minus 0.25%		21	4/15/15	(384)
Altera Corp.	170	FedFundEffective Minus 0.25%		6	4/20/15	220
Altice SA	750	EURIBOR Minus 1.50%	EUR	33	4/20/15	1,714
Amada Co., Ltd.	2,700	MUTSCALM Minus 0.40%	JPY	2,062	4/15/15	(6,198)
Amadeus IT Holding SA	1,060	EURIBOR Minus 0.40%	EUR	32	4/20/15	723
Amadeus IT Holding SA	40	EURIBOR Minus 0.40%		1	4/20/15	22
Amazon.com, Inc.	190	FedFundEffective Minus 0.25%	USD	55	4/15/15	(4,817)
Amazon.com, Inc.	40	FedFundEffective Minus 0.25%		13	4/20/15	878
AMC Networks, Inc.	714	FedFundEffective Minus 0.25%		48	4/15/15	4,926
Amgen, Inc.	364	FedFundEffective Minus 0.25%		42	4/15/15	(4,754)

58	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Amgen, Inc.	30	FedFundEffective Minus 0.25%	USD	4	4/20/15	$(221)
Amgen, Inc.	220	FedFundEffective Minus 0.25%		26	4/20/15	(1,855)
Amphenol Corp.	779	FedFundEffective Minus 0.25%		71	4/15/15	(3,936)
Analog Devices, Inc.	952	FedFundEffective Minus 0.25%		51	4/15/15	3,004
Anglo American PLC	1,364	LIBOR Minus 0.35%	GBP	21	4/15/15	(1,748)
Arthur J Gallagher & Co.	930	FedFundEffective Minus 0.25%	USD	43	4/15/15	924
Arthur J Gallagher & Co.	80	FedFundEffective Minus 0.25%		4	4/20/15	108
Assicurazioni Generali SpA	700	EURIBOR Minus 0.40%	EUR	12	4/15/15	910
Assicurazioni Generali SpA	1,049	EURIBOR Minus 0.40%		17	4/15/15	396
Assicurazioni Generali SpA	240	EURIBOR Minus 0.40%		4	4/20/15	(772)
ASX Ltd.	570	BBR Minus 0.40%	AUD	20	4/15/15	(270)
ASX Ltd.	535	BBR Minus 0.40%		19	4/15/15	(413)
Athabasca Oil Corp.	7,631	CABROVER Minus 0.83%	CAD	61	4/15/15	12,598
Athabasca Oil Corp.	2,720	CABROVER Minus 0.83%		20	4/20/15	2,778
AtoS	512	EURIBOR Minus 0.35%	EUR	32	4/15/15	2,754
AtoS	220	EURIBOR Minus 0.35%		14	4/15/15	1,869
AtoS	100	EURIBOR Minus 0.35%		6	4/20/15	(443)
Atresmedia Corp. de Medios de Comunicacion SA	1,660	EURIBOR Minus 2.13%		19	4/15/15	839
Atresmedia Corp. de Medios de Comunicacion SA	900	EURIBOR Minus 2.13%		10	4/15/15	457
Atresmedia Corp. de Medios de Comunicacion SA	360	EURIBOR Minus 2.13%		3	4/20/15	(1,112)
AviChina Industry & Technology Co., Ltd.	64,000	HONIX Minus 0.40%	HKD	268	4/15/15	(2,545)
Avnet, Inc.	910	FedFundEffective Minus 0.25%	USD	38	4/15/15	(479)
Avnet, Inc.	200	FedFundEffective Minus 0.25%		9	4/20/15	253
Bank of America Corp.	4,810	FedFundEffective Minus 0.25%		75	4/20/15	1,244

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	59

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Bank of New York Mellon Corp. (The)	1,225	FedFundEffective Minus 0.25%	USD	41	4/15/15	$(7,528)
Bank of Queensland Ltd.	2,175	BBR Minus 0.40%	AUD	27	4/15/15	2,313
Bankia SA	29,220	EURIBOR Minus 0.40%	EUR	44	4/15/15	1,914
Bankia SA	4,050	EURIBOR Minus 0.40%		6	4/20/15	(257)
Baxter International, Inc.	561	FedFundEffective Minus 0.25%	USD	41	4/15/15	(1,058)
Baxter International, Inc.	40	FedFundEffective Minus 0.25%		3	4/20/15	75
Bayerische Motoren Werke AG	200	EURIBOR Minus 0.35%	EUR	18	4/15/15	594
Bayerische Motoren Werke AG	462	EURIBOR Minus 0.35%		41	4/15/15	(475)
Bayerische Motoren Werke AG	90	EURIBOR Minus 0.35%		8	4/20/15	(1,337)
BB&T Corp.	678	FedFundEffective Minus 0.25%	USD	27	4/15/15	1,263
BB&T Corp.	420	FedFundEffective Minus 0.25%		16	4/15/15	483
BB&T Corp.	670	FedFundEffective Minus 0.25%		27	4/20/15	1,708
BB&T Corp.	100	FedFundEffective Minus 0.25%		4	4/20/15	234
Beijing Enterprises Holdings Ltd.	4,500	HONIX Minus 0.40%	HKD	328	4/15/15	2,725
Beijing Enterprises Water Group Ltd.	38,000	HONIX Minus 0.75%		193	4/15/15	76
BG Group PLC	2,195	LIBOR Minus 0.35%	GBP	25	4/15/15	(2,003)
BHP Billiton Ltd.	1,630	BBR Minus 0.40%	AUD	59	4/15/15	(2,541)
Biostime International Holdings Ltd.	3,500	HONIX Minus 2.75%	HKD	181	4/15/15	6,940
BNP Paribas SA	840	EURIBOR Minus 0.35%	EUR	43	4/15/15	1,209
BNP Paribas SA	120	EURIBOR Minus 0.35%		6	4/20/15	(262)
Bombardier, Inc.	16,814	CABROVER Minus 2.07%	CAD	69	4/15/15	3,998
Bombardier, Inc.	5,860	CABROVER Minus 2.07%		23	4/20/15	428
Booker Group PLC	14,810	LIBOR Minus 0.35%	GBP	19	4/20/15	459
Boston Scientific Corp.	3,887	FedFundEffective Minus 0.25%	USD	52	4/15/15	2,216
Boston Scientific Corp.	3,070	FedFundEffective Minus 0.25%		40	4/20/15	679

60	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Bouygues SA	1,660	EURIBOR Minus 0.35%	EUR	49	4/20/15	$351
Brambles Ltd.	5,310	BBR Minus 0.40%	AUD	49	4/15/15	42
Bristol-Myers Squibb Co.	1,210	FedFundEffective Minus 0.25%	USD	61	4/15/15	(264)
Bristol-Myers Squibb Co.	260	FedFundEffective Minus 0.25%		13	4/20/15	(1,042)
Broadcom Corp.	1,098	FedFundEffective Minus 0.25%		32	4/15/15	(9,531)
Broadcom Corp.	110	FedFundEffective Minus 0.25%		4	4/20/15	(200)
Burberry Group PLC	1,848	LIBOR Minus 0.35%	GBP	26	4/15/15	423
Burberry Group PLC	470	LIBOR Minus 0.35%		7	4/20/15	(428)
Bureau Veritas SA	2,020	EURIBOR Minus 0.35%	EUR	43	4/15/15	6,131
Bureau Veritas SA	280	EURIBOR Minus 0.35%		6	4/20/15	263
Cabela’s, Inc.	721	FedFundEffective Minus 0.25%	USD	46	4/15/15	4,203
Cablevision Systems Corp.	2,547	FedFundEffective Minus 0.25%		41	4/15/15	(8,246)
Caltex Australia Ltd.	2,260	BBR Minus 0.40%	AUD	49	4/15/15	(5,561)
Cameco Corp.	2,679	CABROVER Minus 0.40%	CAD	62	4/15/15	3,291
Cameco Corp.	880	CABROVER Minus 0.40%		19	4/20/15	(923)
Canadian Imperial Bank of Commerce/Canada	657	CABROVER Minus 0.40%		63	4/15/15	(4,069)
Canadian Imperial Bank of Commerce/Canada	120	CABROVER Minus 0.40%		12	4/20/15	(515)
Canadian Utilities Ltd.	1,620	CABROVER Minus 0.40%		64	4/15/15	314
Canadian Utilities Ltd.	620	CABROVER Minus 0.40%		24	4/20/15	198
Canfor Corp.	2,140	CABROVER Minus 0.40%		49	4/20/15	(204)
Carlsberg A/S	220	CIBOR Minus 0.40%	DKK	125	4/15/15	1,456
Carlsberg A/S	516	CIBOR Minus 0.40%		272	4/15/15	(487)
Carlsberg A/S	110	CIBOR Minus 0.40%		63	4/20/15	823
CarMax, Inc.	1,108	FedFundEffective Minus 0.25%	USD	48	4/15/15	(6,050)
CarMax, Inc.	60	FedFundEffective Minus 0.25%		3	4/20/15	220

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	61

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Carnival Corp.	2,010	FedFundEffective Minus 0.25%	USD	74	4/20/15	$1,240
Carrefour SA	1,100	EURIBOR Minus 0.35%	EUR	30	4/15/15	1,734
Carrefour SA	560	EURIBOR Minus 0.35%	15	4/20/15	628
Carrefour SA	220	EURIBOR Minus 0.35%	6	4/20/15	331
Catlin Group Ltd.	4,970	LIBOR Minus 0.75%	GBP	26	4/20/15	2,069
Cenovus Energy, Inc.	2,108	CABROVER Minus 0.40%	CAD	67	4/15/15	(3,035)
Cenovus Energy, Inc.	350	CABROVER Minus 0.40%	12	4/20/15	(257)
Cerner Corp.	930	FedFundEffective Minus 0.25%	USD	46	4/15/15	(5,413)
Cerner Corp.	200	FedFundEffective Minus 0.25%	10	4/20/15	(809)
Cerner Corp.	500	FedFundEffective Minus 0.25%	26	4/20/15	(2,025)
CFS Retail Property Trust Group	19,160	BBR Minus 0.40%	AUD	39	4/15/15	(1,693)
CGI Group, Inc.	1,091	CABROVER Minus 0.45%	CAD	39	4/15/15	(3,027)
CGI Group, Inc.	940	CABROVER Minus 0.45%	35	4/20/15	(1,975)
China Communications Construction Co., Ltd.	62,000	HONIX Minus 0.40%	HKD	328	4/15/15	(6,499)
China Everbright International Ltd.	43,000	HONIX Minus 0.40%	HKD	461	4/20/15	1,575
China Life Insurance Co., Ltd.	17,000	HONIX Minus 0.40%	361	4/15/15	(4,956)
China Merchants Holdings International Co., Ltd.	12,000	HONIX Minus 0.40%	307	4/15/15	(1,776)
China Mobile Ltd.	6,000	HONIX Minus 0.40%	435	4/15/15	(10,778)
China Oilfield Services Ltd.	12,000	HONIX Minus 0.40%	234	4/20/15	285
China Resources Enterprise Ltd.	18,000	HONIX Minus 0.40%	410	4/15/15	(2,298)
China Resources Enterprise Ltd.	6	HONIX Minus 0.40%	—	4/15/15	– 0	–
China Resources Land Ltd.	22,000	HONIX Minus 0.40%	330	4/20/15	(8,753)
Chiyoda Corp.	1,000	MUTSCALM Minus 0.40%	JPY	1,201	4/20/15	(163)
Chow Tai Fook Jewellery Group Ltd.	16,200	HONIX Minus 0.40%	HKD	175	4/15/15	(972)
Church & Dwight Co., Inc.	900	FedFundEffective Minus 0.25%	USD	61	4/15/15	3,131
Church & Dwight Co., Inc.	200	FedFundEffective Minus 0.25%	14	4/20/15	720

62	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Cisco Systems, Inc.	1,975	FedFundEffective Minus 0.25%	USD	45	4/15/15	$(5,018)
CIT Group, Inc.	1,680	FedFundEffective Minus 0.25%		73	4/20/15	(9,498)
CITIC Securities Co., Ltd.	11,500	HONIX Minus 0.40%	HKD	177	4/15/15	(6,254)
Citigroup, Inc.	960	FedFundEffective Minus 0.25%	USD	45	4/15/15	(1,834)
Citigroup, Inc.	220	FedFundEffective Minus 0.25%		10	4/20/15	(517)
Citrix Systems, Inc.	1,030	FedFundEffective Minus 0.25%		57	4/15/15	(13,035)
City Developments Ltd.	5,000	SORF Minus 0.40%	SGD	52	4/20/15	(1,081)
Clorox Co. (The)	700	FedFundEffective Minus 0.25%	USD	62	4/15/15	903
Clorox Co. (The)	150	FedFundEffective Minus 0.25%		14	4/20/15	212
CLP Holdings Ltd.	6,500	HONIX Minus 0.46%	HKD	401	4/15/15	(2,881)
CME Group, Inc./IL	610	FedFundEffective Minus 0.25%	USD	42	4/15/15	(2,748)
CME Group, Inc./IL	50	FedFundEffective Minus 0.25%		3	4/20/15	(500)
Cobham PLC	6,653	LIBOR Minus 0.35%	GBP	19	4/15/15	(1,711)
Coca-Cola Co. (The)	1,022	FedFundEffective Minus 0.25%	USD	41	4/15/15	910
Coca-Cola Co. (The)	90	FedFundEffective Minus 0.25%		4	4/20/15	(68)
Comcast Corp.	1,024	FedFundEffective Minus 0.25%		50	4/15/15	(5,701)
Commonwealth Bank of Australia	730	BBR Minus 0.40%	AUD	59	4/15/15	(1,503)
Community Health Systems, Inc.	1,300	FedFundEffective Minus 0.25%	USD	55	4/20/15	(7,157)
Compass Group PLC	2,620	LIBOR Minus 0.35%	GBP	26	4/20/15	1,909
ConAgra Foods, Inc.	1,325	FedFundEffective Minus 0.25%	USD	41	4/15/15	981
ConAgra Foods, Inc.	120	FedFundEffective Minus 0.25%		4	4/20/15	(671)
Constellation Software, Inc./Canada	210	CABROVER Minus 0.84%	CAD	52	4/15/15	(2,270)
Constellation Software, Inc./Canada	90	CABROVER Minus 0.84%		23	4/20/15	(868)
Copa Holdings SA	380	FedFundEffective Minus 0.25%	USD	55	4/20/15	(2,523)
Credit Suisse Group AG	1,452	LIBOR Minus 0.35%	CHF	40	4/15/15	5,077
Credit Suisse Group AG	640	LIBOR Minus 0.35%		17	4/15/15	339
Credit Suisse Group AG	290	LIBOR Minus 0.35%		7	4/20/15	150

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	63

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
CRH PLC	1,380	LIBOR Minus 0.35%	GBP	21	4/20/15	$3,195
Crown Resorts Ltd.	3,860	BBR Minus 0.40%	AUD	60	4/15/15	(1,780)
Daiwa Securities Group, Inc.	2,000	MUTSCALM Minus 0.40%	JPY	1,592	4/15/15	(1,331)
Danaher Corp.	550	FedFundEffective Minus 0.25%	USD	44	4/15/15	2,967
Danaher Corp.	50	FedFundEffective Minus 0.25%		4	4/20/15	139
Danone SA	310	EURIBOR Minus 0.35%	EUR	17	4/15/15	(1,302)
Danone SA	695	EURIBOR Minus 0.35%		37	4/15/15	(625)
Danone SA	130	EURIBOR Minus 0.35%		7	4/20/15	23
Darden Restaurants, Inc.	1,247	FedFundEffective Minus 0.25%	USD	60	4/15/15	1,344
Dassault Systemes	620	EURIBOR Minus 0.35%	EUR	29	4/15/15	(2,858)
Dassault Systemes	80	EURIBOR Minus 0.35%		4	4/20/15	(342)
Deere & Co.	470	FedFundEffective Minus 0.25%	USD	43	4/15/15	2,991
Deere & Co.	40	FedFundEffective Minus 0.25%		4	4/20/15	(181)
Delhaize Group SA	130	EURIBOR Minus 0.40%	EUR	7	4/15/15	422
Delhaize Group SA	427	EURIBOR Minus 0.40%		22	4/15/15	981
Delhaize Group SA	70	EURIBOR Minus 0.40%		3	4/20/15	(905)
Delta Lloyd NV	1,674	EURIBOR Minus 0.35%		30	4/15/15	1,871
Delta Lloyd NV	500	EURIBOR Minus 0.35%		9	4/15/15	699
Delta Lloyd NV	300	EURIBOR Minus 0.35%		5	4/20/15	(1,069)
Denso Corp.	200	MUTSCALM Minus 0.40%	JPY	932	4/15/15	(167)
Denso Corp.	200	MUTSCALM Minus 0.40%		885	4/15/15	(617)
Denso Corp.	300	MUTSCALM Minus 0.40%		1,439	4/20/15	136
Deutsche Boerse AG	170	EURIBOR Minus 0.35%	EUR	9	4/15/15	(857)
Deutsche Boerse AG	390	EURIBOR Minus 0.35%		20	4/15/15	(1,036)
Deutsche Boerse AG	80	EURIBOR Minus 0.35%		4	4/20/15	(41)
Deutsche Lufthansa AG	2,340	EURIBOR Minus 0.35%		34	4/20/15	4,623
Diageo PLC	1,080	LIBOR Minus 0.35%	GBP	20	4/20/15	1,350
Diageo PLC	1,490	LIBOR Minus 0.35%		27	4/20/15	1,109

64	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Distribuidora Internacional de Alimentacion SA	990	EURIBOR Minus 0.40%	EUR	7	4/15/15	$(521)
Distribuidora Internacional de Alimentacion SA	3,357	EURIBOR Minus 0.40%		21	4/15/15	(261)
Distribuidora Internacional de Alimentacion SA	600	EURIBOR Minus 0.40%		4	4/20/15	338
DNB ASA	760	NIBOR Minus 0.40%	NOK	87	4/15/15	365
DNB ASA	2,545	NIBOR Minus 0.40%		252	4/15/15	(5,062)
DNB ASA	460	NIBOR Minus 0.40%		51	4/20/15	(1,049)
Dollarama, Inc.	680	CABROVER Minus 0.40%	CAD	62	4/20/15	1,118
Dominion Resources, Inc./VA	618	FedFundEffective Minus 0.25%	USD	44	4/15/15	1,419
Dominion Resources, Inc./VA	50	FedFundEffective Minus 0.25%		3	4/20/15	107
Dresser-Rand Group, Inc.	820	FedFundEffective Minus 0.25%		48	4/15/15	(1,129)
Dril-Quip, Inc.	420	FedFundEffective Minus 0.25%		43	4/15/15	329
Dril-Quip, Inc.	40	FedFundEffective Minus 0.25%		4	4/20/15	158
Duke Energy Corp.	850	FedFundEffective Minus 0.25%		61	4/15/15	(492)
Duke Energy Corp.	70	FedFundEffective Minus 0.25%		5	4/20/15	19
E.ON SE	1,120	EURIBOR Minus 0.35%	EUR	16	4/15/15	302
E.ON SE	2,120	EURIBOR Minus 0.35%		28	4/15/15	(3,115)
E.ON SE	450	EURIBOR Minus 0.35%		6	4/20/15	177
Eastman Chemical Co.	610	FedFundEffective Minus 0.25%	USD	53	4/15/15	4,325
Eaton Corp. PLC	700	FedFundEffective Minus 0.25%		52	4/15/15	3,853
Eaton Corp. PLC	60	FedFundEffective Minus 0.25%		5	4/20/15	583
eBay, Inc.	820	FedFundEffective Minus 0.25%		44	4/15/15	881
Ebro Foods SA	500	EURIBOR Minus 0.88%	EUR	8	4/15/15	619
Ebro Foods SA	1,663	EURIBOR Minus 0.88%		27	4/15/15	1,789
Ebro Foods SA	290	EURIBOR Minus 0.88%		5	4/20/15	(333)
Ecolab, Inc.	395	FedFundEffective Minus 0.25%	USD	42	4/15/15	(1,228)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	65

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Ecolab, Inc.	30	FedFundEffective Minus 0.25%	USD	3	4/20/15	$(91)
Ei du Pont de Nemours & Co.	620	FedFundEffective Minus 0.25%		43	4/15/15	3,060
Ei du Pont de Nemours & Co.	50	FedFundEffective Minus 0.25%		3	4/20/15	14
Electricite de France SA	1,140	EURIBOR Minus 0.35%	EUR	29	4/15/15	2,314
Electricite de France SA	530	EURIBOR Minus 0.35%		14	4/20/15	1,972
Electricite de France SA	230	EURIBOR Minus 0.35%		5	4/20/15	(482)
Electrolux AB	680	STIBOR Minus 0.40%	SEK	114	4/15/15	(316)
Electrolux AB	330	STIBOR Minus 0.40%		55	4/20/15	(246)
Electrolux AB	870	STIBOR Minus 0.40%		143	4/20/15	(846)
EMC Corp./MA	1,960	FedFundEffective Minus 0.25%	USD	52	4/15/15	(5,703)
EMC Corp./MA	170	FedFundEffective Minus 0.25%		5	4/20/15	(682)
Emerson Electric Co.	1,108	FedFundEffective Minus 0.25%	USD	74	4/15/15	3,213
Emerson Electric Co.	50	FedFundEffective Minus 0.25%		3	4/20/15	(326)
Enel Green Power SpA	16,790	EURIBOR Minus 0.40%	EUR	34	4/20/15	(345)
Energen Corp.	640	FedFundEffective Minus 0.25%	USD	51	4/15/15	(845)
Energen Corp.	60	FedFundEffective Minus 0.25%		5	4/20/15	150
EQT Corp.	525	FedFundEffective Minus 0.25%		54	4/15/15	4,710
Essilor International SA	570	EURIBOR Minus 0.35%	EUR	44	4/20/15	3,806
Essilor International SA	70	EURIBOR Minus 0.35%		5	4/20/15	158
Estee Lauder Cos., Inc. (The)	780	FedFundEffective Minus 0.25%	USD	55	4/15/15	(2,075)
Estee Lauder Cos., Inc. (The)	50	FedFundEffective Minus 0.25%		4	4/20/15	(120)
Experian PLC	2,463	LIBOR Minus 0.35%	GBP	26	4/15/15	1,601
Experian PLC	2,040	LIBOR Minus 0.35%		21	4/20/15	(10)
Express Scripts Holding Co.	1,092	FedFundEffective Minus 0.25%	USD	80	4/15/15	4,307
Express Scripts Holding Co.	270	FedFundEffective Minus 0.25%		18	4/20/15	(475)
Ezion Holdings Ltd.	17,000	SORF Minus 1.75%	SGD	36	4/20/15	(444)
Fairfax Media Ltd.	32,580	BBR Minus 0.40%	AUD	29	4/15/15	1,628

66	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Fast Retailing Co., Ltd.	100	MUTSCALM Minus 0.40%	JPY	3,266	4/15/15	$(1,297)
Fastenal Co.	1,583	FedFundEffective Minus 0.25%	USD	79	4/15/15	8,235
Fluor Corp.	570	FedFundEffective Minus 0.25%		44	4/15/15	2,106
Fluor Corp.	50	FedFundEffective Minus 0.25%		4	4/20/15	196
FMC Corp.	675	FedFundEffective Minus 0.25%		51	4/15/15	6,767
Fresenius Medical Care AG & Co. KGaA	240	EURIBOR Minus 0.35%	EUR	12	4/15/15	(1,166)
Fresenius Medical Care AG & Co. KGaA	805	EURIBOR Minus 0.35%		39	4/15/15	(3,510)
Fresenius Medical Care AG & Co. KGaA	140	EURIBOR Minus 0.35%		7	4/20/15	(1,270)
Fresnillo PLC	1,890	LIBOR Minus 0.35%	GBP	15	4/15/15	(3,685)
Galaxy Entertainment Group Ltd.	8,000	HONIX Minus 0.40%	HKD	505	4/20/15	(2,100)
General Electric Co.	2,096	FedFundEffective Minus 0.25%	USD	54	4/15/15	1,404
General Electric Co.	90	FedFundEffective Minus 0.25%		2	4/20/15	(393)
General Mills, Inc.	773	FedFundEffective Minus 0.25%		40	4/15/15	850
General Mills, Inc.	70	FedFundEffective Minus 0.25%		4	4/20/15	(139)
General Motors Co.	1,950	FedFundEffective Minus 0.25%		73	4/20/15	7,407
Genworth MI Canada, Inc.	1,330	CABROVER Minus 0.59%	CAD	50	4/20/15	(2,651)
George Weston Ltd.	714	CABROVER Minus 0.40%		58	4/15/15	(4,422)
George Weston Ltd.	210	CABROVER Minus 0.40%		17	4/20/15	(1,404)
GKN PLC	5,850	LIBOR Minus 0.35%	GBP	21	4/20/15	1,143
Golden Eagle Retail Group Ltd.	23,000	HONIX Minus 1.25%	HKD	230	4/20/15	(122)
Google, Inc.	70	FedFundEffective Minus 0.25%	USD	36	4/15/15	(4,111)
Google, Inc.	10	FedFundEffective Minus 0.25%		6	4/20/15	17
GTECH SpA	1,500	EURIBOR Minus 0.88%	EUR	30	4/20/15	3,531
GTECH SpA	200	EURIBOR Minus 0.88%		4	4/20/15	43
Hang Seng Bank Ltd.	1,600	HONIX Minus 0.40%	HKD	210	4/20/15	(126)
Hang Seng Bank Ltd.	1,900	HONIX Minus 0.40%		242	4/20/15	(998)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	67

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Hargreaves Lansdown PLC	1,250	LIBOR Minus 0.35%	GBP	15	4/15/15	$3,968
Hargreaves Lansdown PLC	1,200	LIBOR Minus 0.35%		13	4/20/15	1,046
Hartford Financial Services Group, Inc. (The)	1,730	FedFundEffective Minus 0.25%	USD	60	4/15/15	883
Hartford Financial Services Group, Inc. (The)	180	FedFundEffective Minus 0.25%		6	4/20/15	58
HeidelbergCement AG	696	EURIBOR Minus 0.35%	EUR	43	4/15/15	6,191
HeidelbergCement AG	300	EURIBOR Minus 0.35%		19	4/15/15	3,465
HeidelbergCement AG	140	EURIBOR Minus 0.35%		9	4/20/15	402
Hengan International Group Co., Ltd.	2,500	HONIX Minus 0.40%	HKD	208	4/15/15	(244)
Hengan International Group Co., Ltd.	1,000	HONIX Minus 0.40%		81	4/20/15	(229)
Hexagon AB	1,210	STIBOR Minus 0.40%	SEK	266	4/15/15	1,007
Hexagon AB	170	STIBOR Minus 0.40%		36	4/20/15	6
HK Electric Investments & HK Electric Investments Ltd.	39,500	HONIX Minus 5.25%	HKD	207	4/15/15	(1,299)
Home Depot, Inc. (The)	810	FedFundEffective Minus 0.25%	USD	64	4/20/15	(1,025)
Home Retail Group PLC	18,940	LIBOR Minus 0.35%	GBP	33	4/20/15	2,186
Honda Motor Co., Ltd.	800	MUTSCALM Minus 0.40%	JPY	2,764	4/15/15	(979)
Honda Motor Co., Ltd.	500	MUTSCALM Minus 0.40%		1,803	4/20/15	(77)
Hudson’s Bay Co.	4,359	CABROVER Minus 3.01%	CAD	74	4/15/15	1,719
Hudson’s Bay Co.	100	CABROVER Minus 3.01%		2	4/20/15	(562)
ICA Gruppen AB	1,190	STIBOR Minus 1.25%	SEK	265	4/15/15	1,322
ICA Gruppen AB	160	STIBOR Minus 1.25%		35	4/20/15	64
IGM Financial, Inc.	1,131	CABROVER Minus 0.40%	CAD	59	4/15/15	(290)
IGM Financial, Inc.	320	CABROVER Minus 0.40%		16	4/20/15	(75)
IHS, Inc.	398	FedFundEffective Minus 0.25%	USD	47	4/15/15	(5,391)
Imperial Oil Ltd.	956	FedFundEffective Minus 0.25%		45	4/15/15	(3,824)

68	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Imperial Oil Ltd.	60	FedFundEffective Minus 0.25%	USD	3	4/20/15	$(11)
Inditex SA	700	EURIBOR Minus 0.40%	EUR	15	4/15/15	(1,252)
Inditex SA	1,655	EURIBOR Minus 0.40%		35	4/15/15	(1,410)
Inditex SA	350	EURIBOR Minus 0.40%		8	4/20/15	205
Industrial Alliance Insurance & Financial Services, Inc.	1,170	CABROVER Minus 0.40%	CAD	54	4/15/15	(2,158)
Intercontinental Exchange, Inc.	350	FedFundEffective Minus 0.25%	USD	69	4/15/15	1,601
Intercontinental Exchange, Inc.	30	FedFundEffective Minus 0.25%		6	4/20/15	(260)
Intercontinental Exchange, Inc.	120	FedFundEffective Minus 0.25%		22	4/20/15	(701)
International Business Machines Corp.	425	FedFundEffective Minus 0.25%		84	4/15/15	1,768
International Consolidated Airlines Group SA	6,800	EURIBOR Minus 0.40%	EUR	32	4/20/15	5,392
International Consolidated Airlines Group SA	240	EURIBOR Minus 0.40%		1	4/20/15	6
Intime Retail Group Co., Ltd.	31,500	HONIX Minus 0.40%	HKD	229	4/20/15	170
Isetan Mitsukoshi Holdings Ltd.	1,900	MUTSCALM Minus 0.40%	JPY	2,488	4/15/15	638
Isetan Mitsukoshi Holdings Ltd.	300	MUTSCALM Minus 0.40%		375	4/20/15	(83)
ITV PLC	9,246	LIBOR Minus 0.35%	GBP	16	4/15/15	(5,356)
ITV PLC	3,600	LIBOR Minus 0.35%		7	4/20/15	(1,081)
Jarden Corp.	750	FedFundEffective Minus 0.25%	USD	42	4/15/15	(372)
Jarden Corp.	70	FedFundEffective Minus 0.25%		4	4/20/15	186
Jardine Matheson Holdings Ltd.	800	FedFundEffective Minus 0.40%		49	4/15/15	1,644
Jeronimo Martins SGPS SA	2,350	EURIBOR Minus 0.50%	EUR	29	4/20/15	8,686
Jeronimo Martins SGPS SA	320	EURIBOR Minus 0.50%		4	4/20/15	624
JM Smucker Co. (The)	400	FedFundEffective Minus 0.25%	USD	42	4/15/15	1,892
JM Smucker Co. (The)	40	FedFundEffective Minus 0.25%		4	4/20/15	247
Johnson Matthey PLC	1,300	LIBOR Minus 0.35%	GBP	39	4/20/15	1,177

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	69

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase & Co.	1,110	FedFundEffective Minus 0.25%	USD	60	4/15/15	$(3,707)
JPMorgan Chase & Co.	260	FedFundEffective Minus 0.25%		14	4/20/15	(1,087)
Julius Baer Group Ltd.	820	LIBOR Minus 0.35%	CHF	33	4/15/15	1,824
Julius Baer Group Ltd.	440	LIBOR Minus 0.35%		17	4/15/15	19
Julius Baer Group Ltd.	170	LIBOR Minus 0.35%		6	4/20/15	(454)
Kansai Electric Power Co., Inc. (The)	4,100	MUTSCALM Minus 0.40%	JPY	4,114	4/20/15	2,538
Kansas City Southern	410	FedFundEffective Minus 0.25%	USD	43	4/15/15	(1,278)
Kansas City Southern	40	FedFundEffective Minus 0.25%		4	4/20/15	100
Kawasaki Heavy Industries Ltd.	5,000	MUTSCALM Minus 0.40%	JPY	1,989	4/20/15	(119)
Keppel Corp. Ltd.	4,000	SOR Minus 0.40%	SGD	45	4/15/15	(723)
Keurig Green Mountain, Inc.	380	FedFundEffective Minus 0.25%	USD	47	4/20/15	1,246
Keyence Corp.	100	MUTSCALM Minus 0.40%	JPY	4,292	4/20/15	(1,841)
Kingfisher PLC	3,622	LIBOR Minus 0.35%	GBP	15	4/15/15	7,211
Kingfisher PLC	4,300	LIBOR Minus 0.35%		14	4/20/15	1,813
Kintetsu Corp.	4,000	MUTSCALM Minus 0.40%	JPY	1,533	4/20/15	333
Kone Oyj	500	EURIBOR Minus 0.46%	EUR	15	4/15/15	(1,017)
Kone Oyj	1,149	EURIBOR Minus 0.46%		35	4/15/15	(1,325)
Kone Oyj	220	EURIBOR Minus 0.46%		7	4/20/15	(286)
Koninklijke DSM NV	550	EURIBOR Minus 0.35%		29	4/15/15	731
Koninklijke DSM NV	80	EURIBOR Minus 0.35%		4	4/20/15	(123)
Kraft Foods Group, Inc.	1,100	FedFundEffective Minus 0.25%	USD	62	4/15/15	2,204
Kraft Foods Group, Inc.	70	FedFundEffective Minus 0.25%		4	4/20/15	413
Kunlun Energy Co., Ltd.	8,000	HONIX Minus 0.40%	HKD	102	4/15/15	(442)
Kunlun Energy Co., Ltd.	18,000	HONIX Minus 0.40%		227	4/15/15	(2,069)
L Brands, Inc.	996	FedFundEffective Minus 0.25%	USD	54	4/15/15	(4,178)
L’Oreal SA	120	EURIBOR Minus 0.35%	EUR	15	4/15/15	226
L’Oreal SA	274	EURIBOR Minus 0.35%		33	4/15/15	(1,506)

70	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
L’Oreal SA	60	EURIBOR Minus 0.35%	EUR	8	4/20/15	$(1,010)
Lawson, Inc.	400	MUTSCALM Minus 0.40%	JPY	2,672	4/15/15	(4,005)
Leucadia National Corp.	2,080	FedFundEffective Minus 0.25%	USD	53	4/15/15	1,314
Leucadia National Corp.	480	FedFundEffective Minus 0.25%		12	4/20/15	370
Liberty Interactive Corp.	1,678	FedFundEffective Minus 0.25%		49	4/15/15	1,840
LKQ Corp.	2,062	FedFundEffective Minus 0.25%		57	4/15/15	2,650
LKQ Corp.	120	FedFundEffective Minus 0.25%		3	4/20/15	1
Lloyds Banking Group PLC	54,690	LIBOR Minus 0.35%	GBP	40	4/20/15	(282)
Longfor Properties Co., Ltd.	20,500	HONIX Minus 0.40%	HKD	227	4/20/15	(395)
Lundin Petroleum AB	2,120	STIBOR Minus 0.40%	SEK	285	4/15/15	3,337
Lundin Petroleum AB	880	STIBOR Minus 0.40%		115	4/15/15	956
Lundin Petroleum AB	410	STIBOR Minus 0.40%		53	4/20/15	376
LVMH Moet Hennessy Louis Vuitton SA	205	EURIBOR Minus 0.35%	EUR	29	4/15/15	3,715
LVMH Moet Hennessy Louis Vuitton SA	90	EURIBOR Minus 0.35%		13	4/15/15	1,957
LVMH Moet Hennessy Louis Vuitton SA	40	EURIBOR Minus 0.35%		6	4/20/15	570
Mattel, Inc.	1,668	FedFundEffective Minus 0.25%	USD	64	4/15/15	4,399
McCormick & Co., Inc./MD	649	FedFundEffective Minus 0.25%		46	4/15/15	2,601
McCormick & Co., Inc./MD	40	FedFundEffective Minus 0.25%		3	4/20/15	179
McDonald’s Corp.	417	FedFundEffective Minus 0.25%		42	4/15/15	2,257
McDonald’s Corp.	40	FedFundEffective Minus 0.25%		4	4/20/15	240
Melrose Industries PLC	7,804	LIBOR Minus 0.35%	GBP	22	4/15/15	2,006
Merck & Co., Inc.	1,200	FedFundEffective Minus 0.25%	USD	68	4/15/15	(72)
Merck & Co., Inc.	120	FedFundEffective Minus 0.25%		7	4/20/15	(336)
Methanex Corp.	1,000	CABROVER Minus 0.40%	CAD	64	4/15/15	(6,411)
Methanex Corp.	150	CABROVER Minus 0.40%		10	4/20/15	(1,065)
Metro, Inc.	989	CABROVER Minus 0.40%		64	4/15/15	(6,344)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	71

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Metro, Inc.	120	CABROVER Minus 0.40%	CAD	8	4/20/15	$(451)
Mitsubishi Tanabe Pharma Corp.	1,900	MUTSCALM Minus 0.40%	JPY	2,624	4/15/15	(2,119)
Mitsubishi Tanabe Pharma Corp.	1,300	MUTSCALM Minus 0.40%		1,961	4/20/15	176
Mitsui Fudosan Co., Ltd.	1,000	MUTSCALM Minus 0.40%		3,298	4/15/15	(985)
Mizuho Financial Group, Inc.	24,000	MUTSCALM Minus 0.40%		4,851	4/20/15	560
Mohawk Industries, Inc.	320	FedFundEffective Minus 0.25%	USD	43	4/15/15	3,493
Mohawk Industries, Inc.	30	FedFundEffective Minus 0.25%		4	4/20/15	143
Monsanto Co.	350	FedFundEffective Minus 0.25%		43	4/15/15	2,863
Monsanto Co.	30	FedFundEffective Minus 0.25%		4	4/20/15	280
MSCI, Inc.	990	FedFundEffective Minus 0.25%		43	4/15/15	(1,508)
MSCI, Inc.	80	FedFundEffective Minus 0.25%		4	4/20/15	54
NCR Corp.	1,719	FedFundEffective Minus 0.25%		58	4/15/15	5,027
NetApp, Inc.	1,653	FedFundEffective Minus 0.25%		61	4/15/15	(3,351)
NetApp, Inc.	90	FedFundEffective Minus 0.25%		3	4/20/15	(196)
Newcrest Mining Ltd.	2,200	BBR Minus 0.40%	AUD	24	4/15/15	185
Newcrest Mining Ltd.	1,403	BBR Minus 0.40%		15	4/15/15	(335)
Newmont Mining Corp.	2,500	FedFundEffective Minus 0.25%	USD	63	4/20/15	870
News Corp.	3,040	FedFundEffective Minus 0.25%		51	4/15/15	(2,696)
News Corp.	300	FedFundEffective Minus 0.25%		5	4/20/15	87
Nexon Co., Ltd.	2,900	MUTSCALM Minus 0.40%	JPY	2,745	4/20/15	(1,299)
Nine Dragons Paper Holdings Ltd.	46,000	HONIX Minus 0.40%	HKD	242	4/20/15	(6,688)
Nintendo Co., Ltd.	200	MUTSCALM Minus 0.40%	JPY	2,199	4/15/15	(859)
Nippon Steel & Sumitomo Metal Corp.	6,000	MUTSCALM Minus 0.40%		1,614	4/15/15	(2,428)
Nippon Steel & Sumitomo Metal Corp.	5,000	MUTSCALM Minus 0.40%		1,549	4/20/15	(57)
Nitto Denko Corp.	600	MUTSCALM Minus 0.40%		2,821	4/20/15	648
Nokian Renkaat Oyj	330	EURIBOR Minus 0.40%	EUR	10	4/15/15	1,790

72	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Nokian Renkaat Oyj	770	EURIBOR Minus 0.40%	EUR	21	4/15/15	$1,230
Nokian Renkaat Oyj	160	EURIBOR Minus 0.40%		5	4/20/15	498
Nomura Holdings, Inc.	2,600	MUTSCALM Minus 0.40%	JPY	1,576	4/15/15	(1,098)
Nomura Holdings, Inc.	1,600	MUTSCALM Minus 0.40%		1,063	4/20/15	219
Northern Trust Corp.	290	FedFundEffective Minus 0.25%	USD	18	4/15/15	(1,512)
Northern Trust Corp.	829	FedFundEffective Minus 0.25%		49	4/15/15	(6,320)
Northern Trust Corp.	100	FedFundEffective Minus 0.25%		6	4/20/15	(348)
NRG Energy, Inc.	1,870	FedFundEffective Minus 0.25%		63	4/20/15	4,828
Nuance Communications, Inc.	2,560	FedFundEffective Minus 0.25%		46	4/20/15	(55)
Obayashi Corp.	4,000	MUTSCALM Minus 0.40%	JPY	2,408	4/15/15	(5,784)
Obayashi Corp.	2,000	MUTSCALM Minus 0.40%		1,403	4/20/15	(981)
Obrascon Huarte Lain SA	270	EURIBOR Minus 0.88%	EUR	8	4/15/15	911
Obrascon Huarte Lain SA	632	EURIBOR Minus 0.88%		19	4/15/15	2,168
Obrascon Huarte Lain SA	130	EURIBOR Minus 0.88%		4	4/20/15	(222)
Oceaneering International, Inc.	603	FedFundEffective Minus 0.25%	USD	43	4/15/15	2,060
Odakyu Electric Railway Co., Ltd.	3,000	MUTSCALM Minus 0.40%	JPY	2,565	4/15/15	(4,453)
Odakyu Electric Railway Co., Ltd.	1,000	MUTSCALM Minus 0.40%		988	4/20/15	(214)
Orica Ltd.	611	BBR Minus 0.40%	AUD	13	4/15/15	(1,558)
Orica Ltd.	1,420	BBR Minus 0.40%		27	4/15/15	(3,234)
OSRAM Licht AG	1,200	EURIBOR Minus 0.35%	EUR	44	4/15/15	9,931
OSRAM Licht AG	160	EURIBOR Minus 0.35%		6	4/20/15	1,085
Pacific Rubiales Energy Corp.	2,400	CABROVER Minus 0.40%	CAD	51	4/15/15	835
Pacific Rubiales Energy Corp.	400	CABROVER Minus 0.40%		9	4/20/15	726
Packaging Corp. of America	810	FedFundEffective Minus 0.25%	USD	56	4/20/15	2,020
Pall Corp.	510	FedFundEffective Minus 0.25%		43	4/15/15	3,844
Pall Corp.	40	FedFundEffective Minus 0.25%		3	4/20/15	23
Perrigo Co. PLC	70	FedFundEffective Minus 0.42%		10	4/15/15	(863)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	73

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Perrigo Co. PLC	248	FedFundEffective Minus 0.42%	USD	35	4/15/15	$(2,447)
Perrigo Co. PLC	20	FedFundEffective Minus 0.42%		3	4/20/15	(104)
Persimmon PLC	1,675	LIBOR Minus 0.35%	GBP	21	4/15/15	(1,493)
Potash Corp. of Saskatchewan, Inc.	1,060	CABROVER Minus 0.40%	CAD	41	4/15/15	(974)
Potash Corp. of Saskatchewan, Inc.	840	CABROVER Minus 0.40%		33	4/20/15	269
Power Financial Corp.	1,900	CABROVER Minus 0.40%		64	4/15/15	(2,739)
Power Financial Corp.	330	CABROVER Minus 0.40%		11	4/20/15	(1,204)
Procter & Gamble Co. (The)	1,170	FedFundEffective Minus 0.25%	USD	95	4/15/15	2,569
Progressive Corp. (The)	2,270	FedFundEffective Minus 0.25%		55	4/20/15	2,084
Prudential Financial, Inc.	482	FedFundEffective Minus 0.25%		38	4/15/15	(4,303)
Prudential Financial, Inc.	40	FedFundEffective Minus 0.25%		4	4/20/15	64
Prudential PLC	2,313	LIBOR Minus 0.35%	GBP	29	4/15/15	(3,366)
PVH Corp.	564	FedFundEffective Minus 0.25%	USD	69	4/15/15	6,585
QBE Insurance Group Ltd.	3,620	BBR Minus 0.40%	AUD	39	4/15/15	50
QIAGEN NV	2,435	FedFundEffective Minus 0.47%	USD	49	4/15/15	(10,817)
Quebecor, Inc.	1,114	CABROVER Minus 0.40%	CAD	30	4/15/15	235
Quebecor, Inc.	1,660	CABROVER Minus 0.40%		45	4/20/15	635
Quest Diagnostics, Inc.	769	FedFundEffective Minus 0.38%	USD	46	4/15/15	(1,077)
Raiffeisen Bank International AG	210	EURIBOR Minus 0.40%	EUR	5	4/15/15	1,142
Raiffeisen Bank International AG	390	EURIBOR Minus 0.40%		10	4/15/15	1,222
Raiffeisen Bank International AG	590	EURIBOR Minus 0.40%		15	4/20/15	3,603
Raiffeisen Bank International AG	150	EURIBOR Minus 0.40%		3	4/20/15	420
Ralph Lauren Corp.	410	FedFundEffective Minus 0.25%	USD	65	4/20/15	1,435
Range Resources Corp.	910	FedFundEffective Minus 0.25%		75	4/20/15	5,803
Regions Financial Corp.	4,100	FedFundEffective Minus 0.25%		43	4/15/15	1,351
Regions Financial Corp.	350	FedFundEffective Minus 0.25%		4	4/20/15	116

74	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Reliance Steel & Aluminum Co.	906	FedFundEffective Minus 0.25%	USD	63	4/15/15	$888
Reliance Steel & Aluminum Co.	40	FedFundEffective Minus 0.25%	3	4/20/15	(150)
Rentokil Initial PLC	6,210	LIBOR Minus 0.35%	GBP	7	4/20/15	142
Rentokil Initial PLC	16,380	LIBOR Minus 0.35%	19	4/20/15	(875)
Republic Services, Inc.	2,217	FedFundEffective Minus 0.25%	USD	76	4/15/15	(8,482)
Rexel SA	1,035	EURIBOR Minus 0.35%	EUR	19	4/15/15	5,196
Rexel SA	450	EURIBOR Minus 0.35%	8	4/15/15	306
Rexel SA	200	EURIBOR Minus 0.35%	3	4/20/15	385
Rightmove PLC	950	LIBOR Minus 0.35%	GBP	20	4/20/15	(2,300)
Rinnai Corp.	200	MUTSCALM Minus 0.40%	JPY	1,650	4/15/15	(2,185)
Ritchie Bros Auctioneers, Inc.	2,010	CABROVER Minus 0.83%	CAD	53	4/15/15	(225)
Ritchie Bros Auctioneers, Inc.	820	CABROVER Minus 0.83%	22	4/20/15	78
Roche Holding AG	100	LIBOR Minus 0.35%	CHF	27	4/15/15	483
Roche Holding AG	93	LIBOR Minus 0.35%	24	4/15/15	(1,067)
Roche Holding AG	30	LIBOR Minus 0.35%	8	4/20/15	(56)
Rockwell Collins, Inc.	540	FedFundEffective Minus 0.25%	USD	43	4/15/15	3,576
Rockwell Collins, Inc.	50	FedFundEffective Minus 0.25%	4	4/20/15	254
Rogers Communications, Inc.	1,554	CABROVER Minus 0.40%	CAD	68	4/15/15	1,498
Rogers Communications, Inc.	400	CABROVER Minus 0.40%	17	4/20/15	363
Rolls-Royce Holdings PLC	10	LIBOR	GBP	—	4/17/15	(176)
Rolls-Royce Holdings PLC (Preference Shares)	26,734	LIBOR	—	4/20/15	– 0	–
Rotork PLC	464	LIBOR Minus 0.35%	12	4/15/15	(589)
Rotork PLC	400	LIBOR Minus 0.35%	11	4/20/15	(293)
RSA Insurance Group PLC	3,942	LIBOR Minus 0.35%	19	4/15/15	1,608
RSA Insurance Group PLC	3,340	LIBOR Minus 0.35%	15	4/20/15	(126)
RWE AG	440	EURIBOR Minus 0.35%	EUR	13	4/15/15	(342)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	75

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
RWE AG	1,014	EURIBOR Minus 0.35%	EUR	29	4/15/15	$(2,101)
RWE AG	200	EURIBOR Minus 0.35%		6	4/20/15	(1,168)
Ryanair Holdings PLC	2,550	EURIBOR Minus 0.35%		18	4/15/15	1,159
Ryanair Holdings PLC	1,100	EURIBOR Minus 0.35%		8	4/15/15	940
Ryanair Holdings PLC	1,210	EURIBOR Minus 0.35%		9	4/15/15	571
Ryanair Holdings PLC	2,480	EURIBOR Minus 0.35%		17	4/15/15	259
Ryanair Holdings PLC	510	EURIBOR Minus 0.35%		3	4/20/15	(146)
Ryanair Holdings PLC	1,170	EURIBOR Minus 0.35%		8	4/20/15	76
Safran SA	950	EURIBOR Minus 0.35%		43	4/17/15	2,363
salesforce.com, Inc.	1,060	FedFundEffective Minus 0.25%	USD	53	4/15/15	(4,371)
salesforce.com, Inc.	240	FedFundEffective Minus 0.25%		13	4/20/15	64
Salvatore Ferragamo SpA	1,330	EURIBOR Minus 0.49%	EUR	28	4/15/15	1,228
Salvatore Ferragamo SpA	270	EURIBOR Minus 0.49%		6	4/20/15	(24)
Salvatore Ferragamo SpA	740	EURIBOR Minus 0.49%		16	4/20/15	627
Sandvik AB	3,237	STIBOR Minus 0.40%	SEK	299	4/15/15	1,029
Sandvik AB	1,400	STIBOR Minus 0.40%		131	4/15/15	1,423
Sandvik AB	640	STIBOR Minus 0.40%		57	4/20/15	261
SAP SE	554	FedFundEffective Minus 0.85%	USD	44	4/15/15	837
SAP SE	50	FedFundEffective Minus 0.85%		4	4/20/15	(916)
Schindler Holding AG	120	LIBOR Minus 0.35%	CHF	17	4/15/15	260
Schindler Holding AG	156	LIBOR Minus 0.35%		20	4/15/15	(826)
Schindler Holding AG	80	LIBOR Minus 0.35%		11	4/20/15	(220)
Seadrill Ltd.	1,690	NIBOR Minus 1.50%	NOK	405	4/20/15	3,657
Seek Ltd.	2,460	BBR Minus 0.40%	AUD	40	4/15/15	(10)
Sembcorp Marine Ltd.	19,000	SOR Minus 2.50%	SGD	78	4/15/15	(2,741)
Seven Group Holdings Ltd.	4,180	BBR Minus 0.88%	AUD	31	4/15/15	(604)
Seven Group Holdings Ltd.	1,023	BBR Minus 0.88%		8	4/15/15	580

76	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Shanghai Electric Group Co., Ltd.	58,000	HONIX Minus 0.40%	HKD	169	4/15/15	$(4,781)
Shenzhou International Group Holdings Ltd.	12,000	HONIX Minus 0.40%		315	4/15/15	1,663
Sherwin-Williams Co. (The)	300	FedFundEffective Minus 0.25%	USD	61	4/15/15	(516)
Sherwin-Williams Co. (The)	20	FedFundEffective Minus 0.25%		4	4/20/15	(87)
Shinsei Bank Ltd.	6,000	MUTSCALM Minus 0.40%	JPY	1,289	4/15/15	(154)
Shinsei Bank Ltd.	7,000	MUTSCALM Minus 0.40%		1,511	4/20/15	(122)
Singapore Airlines Ltd.	3,000	SOR Minus 0.40%	SGD	31	4/15/15	333
Singapore Exchange Ltd.	9,000	SOR Minus 0.40%		62	4/15/15	(1,187)
Singapore Telecommunications Ltd.	7,000	SORF Minus 0.40%		27	4/15/15	(994)
Sino Biopharmaceutical Ltd.	52,000	HONIX Minus 0.40%	HKD	339	4/20/15	(630)
Sky Deutschland AG	2,360	EURIBOR Minus 0.35%	EUR	16	4/15/15	116
Sky Deutschland AG	4,450	EURIBOR Minus 0.35%		29	4/15/15	(1,111)
Sky Deutschland AG	940	EURIBOR Minus 0.35%		6	4/20/15	(539)
SMRT Corp. Ltd.	17,000	SORF Minus 1.13%	SGD	26	4/20/15	(509)
Societe Television Francaise 1	1,431	EURIBOR Minus 0.35%	EUR	18	4/15/15	2,473
Societe Television Francaise 1	620	EURIBOR Minus 0.35%		8	4/15/15	530
Societe Television Francaise 1	280	EURIBOR Minus 0.35%		3	4/20/15	108
SoftBank Corp.	300	MUTSCALM Minus 0.40%	JPY	2,315	4/20/15	932
Sony Financial Holdings, Inc.	900	MUTSCALM Minus 0.40%		1,488	4/15/15	(294)
Sony Financial Holdings, Inc.	1,100	MUTSCALM Minus 0.40%		1,859	4/20/15	57
Sprint Corp.	4,570	FedFundEffective Minus 0.25%	USD	42	4/15/15	8,308
Sprint Corp.	400	FedFundEffective Minus 0.25%		3	4/20/15	364
Stanley Black & Decker, Inc.	812	FedFundEffective Minus 0.25%		65	4/15/15	(6,307)
State Street Corp.	1,011	FedFundEffective Minus 0.25%		65	4/15/15	(6,490)
Stockland	10,130	BBR Minus 0.40%	AUD	39	4/15/15	(1,389)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	77

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Stora Enso Oyj	1,370	EURIBOR Minus 0.40%	EUR	10	4/15/15	$1,627
Stora Enso Oyj	3,170	EURIBOR Minus 0.40%		23	4/15/15	2,950
Stora Enso Oyj	630	EURIBOR Minus 0.40%		4	4/20/15	(1,171)
SunTrust Banks, Inc.	1,060	FedFundEffective Minus 0.25%	USD	41	4/15/15	859
SunTrust Banks, Inc.	100	FedFundEffective Minus 0.25%		4	4/20/15	138
Svenska Cellulosa AB SCA	2,080	STIBOR Minus 0.40%	SEK	389	4/15/15	5,153
Svenska Cellulosa AB SCA	280	STIBOR Minus 0.40%		48	4/20/15	102
Swatch Group AG (The)	48	LIBOR Minus 0.35%	CHF	27	4/15/15	3,744
Swatch Group AG (The)	40	LIBOR Minus 0.35%		21	4/15/15	2,135
Swatch Group AG (The)	10	LIBOR Minus 0.35%		5	4/15/15	17
Swatch Group AG (The)	10	LIBOR Minus 0.35%		5	4/20/15	446
Swisscom AG	113	LIBOR Minus 0.35%		58	4/15/15	1,487
Swisscom AG	50	LIBOR Minus 0.35%		26	4/15/15	1,353
Swisscom AG	20	LIBOR Minus 0.35%		10	4/20/15	40
Syngenta AG	80	LIBOR Minus 0.35%		27	4/15/15	1,283
Syngenta AG	36	LIBOR Minus 0.35%		13	4/15/15	1,013
Syngenta AG	15	LIBOR Minus 0.35%		5	4/20/15	(847)
Sysco Corp.	1,309	FedFundEffective Minus 0.25%	USD	47	4/15/15	(310)
Takeda Pharmaceutical Co., Ltd.	600	MUTSCALM Minus 0.40%	JPY	2,655	4/15/15	(1,585)
Takeda Pharmaceutical Co., Ltd.	400	MUTSCALM Minus 0.40%		1,891	4/20/15	141
Talisman Energy, Inc.	6,587	CABROVER Minus 0.40%	CAD	75	4/15/15	181
Talisman Energy, Inc.	180	CABROVER Minus 0.40%		2	4/20/15	(348)
Target Corp.	1,046	FedFundEffective Minus 0.25%	USD	62	4/15/15	(594)
TD Ameritrade Holding Corp.	1,410	FedFundEffective Minus 0.25%		43	4/15/15	(2,348)
TD Ameritrade Holding Corp.	130	FedFundEffective Minus 0.25%		4	4/20/15	(370)
Technip SA	370	EURIBOR Minus 0.35%	EUR	29	4/15/15	4,630

78	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Technip SA	200	EURIBOR Minus 0.35%	EUR	15	4/20/15	$2,250
Technip SA	80	EURIBOR Minus 0.35%		6	4/20/15	727
Tele2 AB	920	STIBOR Minus 0.40%	SEK	72	4/15/15	(741)
Tele2 AB	1,960	STIBOR Minus 0.40%		157	4/15/15	(1,168)
Tele2 AB	2,126	STIBOR Minus 0.40%		168	4/15/15	(3,005)
Tele2 AB	690	STIBOR Minus 0.40%		55	4/20/15	(416)
Telefonica SA	1,210	EURIBOR Minus 0.40%	EUR	15	4/15/15	(78)
Telefonica SA	2,806	EURIBOR Minus 0.40%		32	4/15/15	(2,234)
Telefonica SA	560	EURIBOR Minus 0.40%		7	4/20/15	(1,601)
TeliaSonera AB	1,840	STIBOR Minus 0.40%	SEK	90	4/15/15	(776)
TeliaSonera AB	3,510	STIBOR Minus 0.40%		168	4/15/15	(1,997)
TeliaSonera AB	740	STIBOR Minus 0.40%		37	4/20/15	(148)
Tenaris SA	850	EURIBOR Minus 0.40%	EUR	14	4/15/15	549
Tenaris SA	610	EURIBOR Minus 0.40%		10	4/15/15	361
Tenaris SA	1,160	EURIBOR Minus 0.40%		18	4/15/15	(588)
Tenaris SA	360	EURIBOR Minus 0.40%		6	4/20/15	464
Terumo Corp.	900	MUTSCALM Minus 0.40%	JPY	1,861	4/15/15	(2,335)
Terumo Corp.	900	MUTSCALM Minus 0.40%		2,050	4/20/15	(480)
Tesoro Corp.	1,230	FedFundEffective Minus 0.25%	USD	73	4/20/15	(2,769)
Thermo Fisher Scientific, Inc.	507	FedFundEffective Minus 0.25%		60	4/15/15	(1,952)
Thermo Fisher Scientific, Inc.	120	FedFundEffective Minus 0.25%		14	4/20/15	(559)
Thomson Reuters Corp.	1,777	CABROVER Minus 0.40%	CAD	67	4/15/15	(6,227)
Thomson Reuters Corp.	1,820	FedFundEffective Minus 0.25%	USD	62	4/15/15	(6,352)
Thomson Reuters Corp.	490	CABROVER Minus 0.40%	CAD	19	4/20/15	(1,334)
Thomson Reuters Corp.	100	FedFundEffective Minus 0.25%	USD	4	4/20/15	(728)
Tim Hortons, Inc.	850	CABROVER Minus 0.40%	CAD	51	4/15/15	(1,093)
Tim Hortons, Inc.	610	CABROVER Minus 0.40%		36	4/20/15	(923)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	79

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
TJX Cos., Inc. (The)	1,220	FedFundEffective Minus 0.25%	USD	67	4/20/15	$2,159
TJX Cos., Inc. (The)	120	FedFundEffective Minus 0.25%		6	4/20/15	36
TNT Express NV	3,849	EURIBOR Minus 0.35%	EUR	25	4/15/15	2,511
TNT Express NV	1,150	EURIBOR Minus 0.35%		8	4/15/15	388
TNT Express NV	690	EURIBOR Minus 0.35%		4	4/20/15	383
TonenGeneral Sekiyu KK	4,000	MUTSCALM Minus 0.40%	JPY	3,798	4/20/15	1,981
Total System Services, Inc.	1,479	FedFundEffective Minus 0.25%	USD	43	4/15/15	(4,649)
Towers Watson & Co.	720	FedFundEffective Minus 0.25%		75	4/20/15	1,319
Toyota Motor Corp.	800	MUTSCALM Minus 0.40%	JPY	4,841	4/20/15	(176)
TransAlta Corp.	3,694	CABROVER Minus 0.40%	CAD	48	4/15/15	1,399
TransAlta Corp.	1,170	CABROVER Minus 0.40%		15	4/20/15	449
Travis Perkins PLC	1,270	LIBOR Minus 0.35%	GBP	20	4/20/15	(1,167)
Trilogy Energy Corp.	2,237	CABROVER Minus 0.82%	CAD	66	4/15/15	3,878
Trilogy Energy Corp.	320	CABROVER Minus 0.82%		9	4/20/15	243
Tullow Oil PLC	2,042	LIBOR Minus 0.35%	GBP	18	4/15/15	4,595
Tullow Oil PLC	680	LIBOR Minus 0.35%		6	4/15/15	1,965
Tullow Oil PLC	750	LIBOR Minus 0.35%		6	4/20/15	473
UBS AG	2,320	LIBOR Minus 0.35%	CHF	39	4/20/15	3,203
UBS AG	80	LIBOR Minus 0.35%		1	4/20/15	42
UCB SA	110	EURIBOR Minus 0.40%	EUR	6	4/15/15	(1,594)
UCB SA	381	EURIBOR Minus 0.40%		21	4/15/15	(6,249)
UCB SA	70	EURIBOR Minus 0.40%		4	4/20/15	(1,037)
Under Armour, Inc.	1,100	FedFundEffective Minus 0.25%	USD	65	4/20/15	(8,640)
Unilever PLC	1,170	LIBOR Minus 0.35%	GBP	31	4/15/15	1,438
Unilever PLC	320	LIBOR Minus 0.35%		9	4/20/15	698
United Continental Holdings, Inc.	1,329	FedFundEffective Minus 0.25%	USD	56	4/15/15	(5,887)
United Continental Holdings, Inc.	80	FedFundEffective Minus 0.25%		4	4/20/15	(126)

80	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
United Overseas Bank Ltd.	2,000	SORF Minus 0.40%	SGD	47	4/20/15	$(1,136)
US Bancorp/MN	1,010	FedFundEffective Minus 0.25%	USD	43	4/15/15	343
US Bancorp/MN	90	FedFundEffective Minus 0.25%		4	4/20/15	(174)
Valero Energy Corp.	790	FedFundEffective Minus 0.25%		44	4/15/15	3,806
Valero Energy Corp.	70	FedFundEffective Minus 0.25%		3	4/20/15	(109)
Valspar Corp. (The)	654	FedFundEffective Minus 0.25%		46	4/15/15	(2,991)
Vantiv, Inc.	1,740	FedFundEffective Minus 0.25%		51	4/15/15	(5,714)
Vantiv, Inc.	170	FedFundEffective Minus 0.25%		6	4/20/15	206
Varian Medical Systems, Inc.	530	FedFundEffective Minus 0.25%		43	4/15/15	(162)
Varian Medical Systems, Inc.	40	FedFundEffective Minus 0.25%		3	4/20/15	114
Verisk Analytics, Inc.	710	FedFundEffective Minus 0.25%		43	4/15/15	833
Verisk Analytics, Inc.	60	FedFundEffective Minus 0.25%		4	4/20/15	46
Verizon Communications, Inc.	870	FedFundEffective Minus 0.25%		43	4/15/15	(1,329)
Verizon Communications, Inc.	80	FedFundEffective Minus 0.25%		4	4/20/15	(34)
Visa, Inc.	110	FedFundEffective Minus 0.25%		23	4/15/15	85
Visa, Inc.	219	FedFundEffective Minus 0.25%		45	4/15/15	(1,639)
Visa, Inc.	20	FedFundEffective Minus 0.25%		4	4/20/15	85
VMware, Inc.	450	FedFundEffective Minus 0.25%		43	4/15/15	(1,304)
VMware, Inc.	30	FedFundEffective Minus 0.25%		3	4/20/15	(117)
Volvo AB	4,330	STIBOR Minus 0.40%	SEK	381	4/20/15	2,398
Vulcan Materials Co.	700	FedFundEffective Minus 0.25%	USD	44	4/15/15	(221)
Vulcan Materials Co.	60	FedFundEffective Minus 0.25%		4	4/20/15	57
Wacker Chemie AG	160	EURIBOR Minus 1.20%	EUR	13	4/15/15	(812)
Wacker Chemie AG	359	EURIBOR Minus 1.20%		29	4/15/15	(3,059)
Wacker Chemie AG	70	EURIBOR Minus 1.20%		6	4/20/15	(786)
Wal-Mart Stores, Inc.	1,073	FedFundEffective Minus 0.25%	USD	82	4/15/15	2,984
Wal-Mart Stores, Inc.	80	FedFundEffective Minus 0.25%		6	4/15/15	291

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	81

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Wal-Mart Stores, Inc.	70	FedFundEffective Minus 0.25%	USD	5	4/15/15	$263
Wal-Mart Stores, Inc.	110	FedFundEffective Minus 0.25%		8	4/20/15	353
Walgreen Co.	580	FedFundEffective Minus 0.25%		44	4/15/15	3,725
Walgreen Co.	50	FedFundEffective Minus 0.25%		4	4/20/15	139
Wartsila Oyj Abp	210	EURIBOR Minus 0.40%	EUR	8	4/15/15	568
Wartsila Oyj Abp	477	EURIBOR Minus 0.40%		19	4/15/15	837
Wartsila Oyj Abp	90	EURIBOR Minus 0.40%	EUR	3	4/20/15	(343)
Washington H Soul Pattinson & Co., Ltd.	4,000	BBR Minus 4.00%	AUD	59	4/15/15	(1,289)
WestJet Airlines Ltd.	1,930	CABROVER Minus 0.40%	CAD	51	4/15/15	(2,963)
WestJet Airlines Ltd.	950	CABROVER Minus 0.40%		24	4/20/15	(2,196)
Wharf Holdings Ltd. (The)	7,000	HONIX Minus 0.40%	HKD	394	4/15/15	(6,075)
William Hill PLC	6,028	LIBOR Minus 0.35%	GBP	19	4/15/15	(3,133)
William Hill PLC	3,380	LIBOR Minus 0.35%		12	4/20/15	(632)
Woolworths Ltd.	1,950	BBR Minus 0.40%	AUD	70	4/15/15	(1,335)
WR Grace & Co.	470	FedFundEffective Minus 0.25%	USD	43	4/15/15	294
WR Grace & Co.	40	FedFundEffective Minus 0.25%		4	4/20/15	58
Wynn Resorts Ltd.	246	FedFundEffective Minus 0.25%		50	4/15/15	(2,884)
Xinjiang Goldwind Science & Technology Co., Ltd.	21,000	HONIX Minus 4.63%	HKD	175	4/15/15	(1,828)
Yakult Honsha Co., Ltd.	800	MUTSCALM Minus 0.40%	JPY	4,229	4/20/15	(1,160)
Yamato Holdings Co., Ltd.	600	MUTSCALM Minus 0.40%		1,247	4/15/15	(392)
Yamato Holdings Co., Ltd.	700	MUTSCALM Minus 0.40%		1,462	4/20/15	(368)
Yanzhou Coal Mining Co., Ltd.	46,000	HONIX Minus 5.63%	HKD	270	4/15/15	(3,385)
Zhuzhou CSR Times Electric Co., Ltd.	14,000	HONIX Minus 0.40%		323	4/15/15	(7,003)
Zodiac Aerospace	1,110	EURIBOR Minus 0.35%	EUR	30	4/15/15	5,317
Zodiac Aerospace	150	EURIBOR Minus 0.35%		4	4/20/15	45

82	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received		Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Zoetis, Inc.	2,280	FedFundEffective Minus 0.25%	USD	75	4/20/15	$(406)
ZTE Corp.	23,000	HONIX Minus 4.63%	HKD	373	4/15/15	(686)
Zurich Insurance Group AG	60	LIBOR Minus 0.35%	CHF	16	4/15/15	31
Zurich Insurance Group AG	139	LIBOR Minus 0.35%		34	4/15/15	(2,539)
Zurich Insurance Group AG	30	LIBOR Minus 0.35%		8	4/20/15	185

						$467,435

SECTOR BREAKDOWN†
	Long	Short

Consumer Discretionary	29.8%	-30.0%
Consumer Staples	16.3	-18.2
Energy	15.6	-13.9
Financials	31.5	-31.1
Health Care	14.9	-12.6
Industrials	27.5	-29.7
Information Technology	14.4	-15.7
Materials	14.2	-13.7
Telecommunication Services	6.2	-5.0
Utilities	6.8	-6.2

†	The sector breakdown is expressed as an approximate percentage of the Strategy’s total net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

*	Notional amount less than $500.

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $4,527,809.

Currency	Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
DKK	– Danish Krone
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
NOK	– Norwegian Krone
SEK	– Swedish Krona
SGD	– Singapore Dollar
USD	– United States Dollar
Glossary:

BA	– Banker’s Acceptance
BBR	– Bank of England Base Rate
CABROVER	– Bank of Canada Overnight Lending Rate
CIBOR	– Copenhagen Interbank Offered Rate
EURIBOR	– Euro Interbank Offered Rate
FedFundEffective	– Federal Funds Effective Rate
HONIX	– Hong Kong Overnight Index Rate
LIBOR	– London Interbank Offered Rates
MUTSCALM	– Bank of Japan Estimated Overnight Index
NIBOR	– Norwegian Interbank Offered Rate
SOR	– Swap Offer Rate
SORF	– Association of Banks in Singapore Swap Offer Rate Fixing
STIBOR	– Stockholm Interbank Offered Rate

See notes to financial statements.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	83

Market Neutral Strategy – Global—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

July 31, 2014

	Market Neutral Strategy – U.S.		Market Neutral Strategy – Global
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,799,924 and $5,999,747, respectively)	$1,799,924		$5,999,747
Affiliated issuers (cost $2,040,118 and $4,477,145, respectively)	2,040,118		4,477,145
Due from broker	92		6,810
Foreign currencies, at value (cost $0 and $350,071, respectively)	– 0	–	346,384
Unrealized appreciation on total return swaps	496,257		1,459,643
Receivable due from Adviser	88,430		145,763
Receivable for terminated total return swaps	6,961		17,304
Dividends and interest receivable	134		11,943
Receivable for capital stock sold	– 0	–	30

Total assets	4,431,916		12,464,769

Liabilities
Unrealized depreciation on total return swaps	404,460		992,208
Audit and tax fee payable	91,429		101,547
Registration fee payable	36,683		36,716
Custody fee payable	33,540		129,194
Payable for capital stock redeemed	10,437		– 0	–
Transfer Agent fee payable	1,508		1,596
Distribution fee payable	341		461
Payable for terminated total return swaps	– 0	–	5,419
Accrued expenses	51,676		47,510

Total liabilities	630,074		1,314,651

Net Assets	$3,801,842		$11,150,118

Composition of Net Assets
Capital stock, at par	$39		$113
Additional paid-in capital	3,951,408		11,100,703
Distributions in excess of net investment income	(20,048)		(17,958)
Accumulated net realized loss on investment and foreign currency transactions	(221,354)		(397,010)
Net unrealized appreciation on foreign currency denominated assets and liabilities	91,797		464,270

Net Assets	$3,801,842		$11,150,118

See notes to financial statements.

84	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Statement of Assets & Liabilities

Net Asset Value Per Share—42,000,000,000 shares of capital stock authorized, $.0001 par value

	Net Assets	Shares Outstanding	Net Asset Value

Market Neutral Strategy — U.S.

Class A	$601,158	62,290	$9.65	*

Class C	$160,452	16,994	$9.44

Advisor Class	$1,010,238	103,536	$9.76

Class R	$9,537	1,000	$9.54

Class K	$133,051	13,826	$9.62

Class I	$1,887,406	195,000	$9.68

Market Neutral Strategy — Global

Class A	$872,500	89,181	$9.78	*

Class C	$232,720	24,478	$9.51

Advisor Class	$762,081	76,884	$9.91

Class R	$22,155	2,284	$9.70

Class K	$9,803	1,000	$9.80

Class I	$9,250,859	934,173	$9.90

*	The maximum offering price per share for Class A shares of Market Neutral – U.S. and Market Neutral – Global were $10.08 and $10.21, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	85

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended July 31, 2014

	Market Neutral Strategy – U.S.		Market Neutral Strategy – Global
Investment Income
Dividends
Affiliated issuers	$2,315		$8,475
Unaffiliated issuers	2,037		5,276
Interest	416		4,854
Securities lending income	– 0	–	229

Total income	4,768		18,834

Expenses
Advisory fee (see Note B)	55,323		266,160
Distribution fee – Class A	2,751		3,967
Distribution fee – Class C	2,231		4,091
Distribution fee – Class R	50		112
Distribution fee – Class K	311		25
Transfer agency – Class A	6,702		7,211
Transfer agency – Class C	1,787		2,100
Transfer agency – Advisor Class	8,970		8,746
Transfer agency – Class R	6		58
Transfer agency – Class K	249		5
Transfer agency – Class I	392		3,563
Custodian	709,206		1,691,674
Audit and tax	91,457		101,549
Registration fees	68,485		68,474
Administrative	60,461		58,347
Printing	41,370		33,147
Legal	37,409		37,473
Directors’ fees	6,647		6,884
Miscellaneous	31,945		32,649

Total expenses before expenses on securities sold short	1,125,752		2,326,235
Dividend expense	49,163		207,703
Broker fee	262		2,101
Interest expense	– 0	–	1,259

Total expenses	1,175,177		2,537,298
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,064,910)		(2,041,232)

Net expenses	110,267		496,066

Net investment loss	(105,499)		(477,232)

See notes to financial statements.

86	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Statement of Operations

	Market Neutral Strategy – U.S.	Market Neutral Strategy – Global
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$811,083	$3,333,011
Securities sold short	(553,089)	(1,545,246)
Futures	(4,337)	(17,195)
Options written	(1,777)	(8,612)
Swaps	(23,312)	(273,577)
Foreign currency transactions	(3)	23,793
Net change in unrealized appreciation/depreciation of:
Investments	(791,245)	(3,184,918)
Securities sold short	542,804	1,353,831
Swaps	91,797	467,435
Foreign currency denominated assets and liabilities	(1)	(5,479)

Net gain on investment and foreign currency transactions	71,920	143,043

Net Decrease in Net Assets from Operations	$(33,579)	$(334,189)

See notes to financial statements.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	87

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Market Neutral Strategy – U.S.
	Year Ended July 31, 2014	Year Ended July 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(105,499)	$(86,029)
Net realized gain (loss) on investment and foreign currency transactions	228,565	(140,252)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(156,645)	69,554

Net decrease in net assets from operations	(33,579)	(156,727)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(3,681)	– 0	–
Advisor Class	(10,424)	– 0	–
Class R	(100)	– 0	–
Class K	(1,395)	– 0	–
Class I	(29,406)	– 0	–
Net realized gain on investment transactions
Class A	(15,329)	(11,249)
Class C	(3,274)	(2,469)
Advisor Class	(24,526)	(12,094)
Class R	(177)	(36)
Class K	(2,129)	(325)
Class I	(34,593)	(7,020)
Capital Stock Transactions
Net decrease	(789,377)	(1,261,228)

Total decrease	(947,990)	(1,451,148)
Net Assets
Beginning of period	4,749,832	6,200,980

End of period (including distributions in excess of net investment income of ($20,048) and accumulated net investment loss of ($74,557), respectively)	$3,801,842	$4,749,832

See notes to financial statements.

88	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Statement of Changes in Net Assets

	Market Neutral Strategy – Global
	Year Ended July 31, 2014	Year Ended July 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(477,232)	$(561,884)
Net realized gain (loss) on investment and foreign currency transactions	1,512,174	(127,759)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(1,369,131)	825,083

Net increase (decrease) in net assets from operations	(334,189)	135,440
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	(15,628)	– 0	–
Class C	(3,581)	– 0	–
Advisor Class	(22,518)	– 0	–
Class R	(250)	– 0	–
Class K	(113)	– 0	–
Class I	(267,911)	– 0	–
Capital Stock Transactions
Net increase (decrease)	(18,147,172)	1,532,603

Total increase (decrease)	(18,791,362)	1,668,043
Net Assets
Beginning of period	29,941,480	28,273,437

End of period (including accumulated net investment loss of ($17,958) and ($277,555), respectively)	$11,150,118	$29,941,480

See notes to financial statements.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	89

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

July 31, 2014

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of ten portfolios: AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select US Equity Portfolio, AllianceBernstein Dynamic All Market Fund Portfolio, AllianceBernstein Select US Long/Short Portfolio, AllianceBernstein Concentrated Growth Fund and AllianceBernstein Multi-Manager Alternative Strategies Fund (the “Portfolios”). The AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein Select US Long/Short Portfolio commenced operations on December 12, 2012. AllianceBernstein Concentrated Growth Fund commenced operations on February 28, 2014. AllianceBernstein Multi-Manager Alternative Strategies Fund commenced operations on July 31, 2014. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Market Neutral Strategy—U.S. and AllianceBernstein Market Neutral Strategy—Global (the “Strategies”). The Strategies have authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class B shares are not currently offered. As of July 31, 2014, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R and Class I shares of AllianceBernstein Market Neutral Strategy—U.S. The Advisor was also the sole shareholder of Class K and Class I shares of AllianceBernstein Market Neutral Strategy—Global as of July 31, 2014. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and

90	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	91

Notes to Financial Statements

financial statements or other available documents. In addition, the Strategies may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategies value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an

92	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following tables summarize the valuation of the Strategies’ investments by the above fair value hierarchy levels as of July 31, 2014:

Market Neutral Strategy – U.S.
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Short-Term Investments:
Investment Companies	$2,040,118		$	– 0	–	$	– 0	–	$2,040,118
U.S. Treasury Bills	– 0	–		1,799,924			– 0	–	1,799,924

Total Investments in Securities	2,040,118			1,799,924			– 0	–	3,840,042
Other Financial Instruments*:
Assets:
Total Return Swaps	– 0	–		496,257			– 0	–	496,257
Liabilities:
Total Return Swaps	– 0	–		(404,460)			– 0	–	(404,460)

Total+	$2,040,118			$1,891,721		$	– 0	–	$3,931,839

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	There were no transfers between any levels during the reporting period.

Market Neutral Strategy – Global
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Short-Term Investments:
Investment Companies	$4,477,145		$	– 0	–	$	– 0	–	$4,477,145
U.S. Treasury Bills	– 0	–		5,999,747			– 0	–	5,999,747

Total Investments in Securities	4,477,145			5,999,747			– 0	–	10,476,892
Other Financial Instruments* :
Assets:
Total Return Swaps	– 0	–		1,459,643			– 0	–	1,459,643
Liabilities:
Total Return Swaps	– 0	–		(992,208)			– 0	–	(992,208)

Total+	$4,477,145			$6,467,182		$	– 0	–	$10,944,327

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	There were no transfers between any levels during the reporting period.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	93

Notes to Financial Statements

The Strategies recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Market Neutral Strategy – Global
	Rights			Total
Balance as of 7/31/13		$2,470			$2,470
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		(296)			(296)
Purchases		– 0	–		– 0	–
Sales		(2,174)			(2,174)
Settlements		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 7/31/14	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 7/31/14*	$	– 0	–	$	– 0	–

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Strategies. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

94	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategies’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Strategies’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategies may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

5. Investment Income and Investment Transactions

Dividend income (or dividend expense) is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	95

Notes to Financial Statements

daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategies amortize premiums and accrete discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, each Strategy pays the Adviser an advisory fee at an annual rate of 1.25% of the Strategy’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses, excluding expenses associated with securities sold short, on an annual basis as follows:

Strategy	Class A	Class C	Advisor Class	Class R	Class K	Class I
U.S.	1.55%	2.25%	1.25%	1.75%	1.50%	1.25%
Global	1.60%	2.30%	1.30%	1.80%	1.55%	1.30%

The fee waiver and/or expense reimbursement agreement may not be terminated before November 1, 2014. For the year ended July 31, 2014, such reimbursement amounted to $1,004,449 and $1,982,885 for Market Neutral Strategy—U.S. and Market Neutral Strategy—Global, respectively.

Pursuant to the investment advisory agreement, the Strategies may reimburse the Adviser for certain legal and accounting services provided to each Strategy by the Adviser. For the year ended July 31, 2014, such fees amounted to $60,461 and $58,347 for Market Neutral Strategy—U.S. and Market Neutral Strategy—Global, respectively. Such fees were voluntarily waived by the Adviser.

96	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

Each Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for each Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $17,087 for Market Neutral Strategy—U.S. and $17,927 for Market Neutral Strategy—Global for the year ended July 31, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, for each Strategy, for the year ended July 31, 2014 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Strategy	Class A	Class A			Class C
U.S.	$183	$	– 0	–	$135
Global	286		– 0	–	212

The Strategies may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategies’ transactions in shares of the Government STIF Portfolio for the year ended July 31, 2014 is as follows:

Strategy	Market Value July 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2014 (000)	Dividend Income (000)
U.S.	$517	$41,808	$40,285	$2,040	$2
Global	1,376	87,141	84,040	4,477	8

Brokerage commissions paid on investment transactions for the year ended July 31, 2014 amounted to $1,747 and $15,237 for the Market Neutral Strategy—U.S. and Market Neutral Strategy—Global, respectively, of which $0 and $0; and $0 and $0; were paid by the Market Neutral Strategy—U.S. and Market Neutral Strategy—Global, respectively, to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	97

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Strategies have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Strategies’ average daily net assets attributable to Class A shares, 1% of the Strategies’ average daily net assets attributable to Class C shares, .50% of the Strategies’ average daily net assets attributable to Class R shares and .25% of the Strategies’ average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategies’ operations, the distributor has incurred expenses in excess of the distribution costs reimbursed by each Strategy as follows:

Strategy	Class C	Class R	Class K
U.S.	$15,392	$557	$2,937
Global	17,164	613	660

While such costs may be recovered from the Strategies in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2014, were as follows:

Strategy	Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
U.S.	$119,684	$4,897,725	$34,994	$4,725,616
Global	347,178	28,835,880	50,294	27,756,710

During the year ended July 31, 2014, there were no purchases or sales of long-term U.S. Government Securities.

98	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

1. Derivative Financial Instruments

The Strategies may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Strategies, as well as the methods in which they may be used are:

•	Option Transactions

For hedging and investment purposes, the Strategies may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Strategy may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Strategy pays a premium whether or not the option is exercised. Additionally, the Strategy bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Strategy writes an option, the premium received by the Strategy is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Strategy on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Strategy has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Strategy. In writing an option, the Strategy bears the market risk of an unfavorable change in the price of

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	99

Notes to Financial Statements

the security or currency underlying the written option. Exercise of an option written by the Strategy could result in the Strategy selling or buying a security or currency at a price different from the current market value.

During the year ended July 31, 2014, AllianceBernstein Market Neutral Strategy—U.S. and AllianceBernstein Market Neutral Strategy—Global held purchased options for non-hedging purposes.

During the year ended July 31, 2014, AllianceBernstein Market Neutral Strategy—U.S. and AllianceBernstein Market Neutral Strategy—Global held written options for hedging purposes.

For the year ended July 31, 2014, the Strategies had the following transactions in written options:

Market Neutral Strategy – U.S.	Number of Contracts		Premiums Received
Options written outstanding as of 7/31/13	– 0	–	$	– 0	–
Options written	104			6,657
Options expired	(80)			(4,995)
Options bought back	(24)			(1,662)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 7/31/14	– 0	–	$	– 0	–

Market Neutral Strategy – Global	Number of Contracts		Premiums Received
Options written outstanding as of 7/31/13	– 0	–	$	– 0	–
Options written	245			15,253
Options expired	(89)			(5,623)
Options bought back	(146)			(8,591)
Options exercised	(10)			(1,039)

Options written outstanding as of 7/31/14	– 0	–	$	– 0	–

•	Futures

The Strategy may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Strategy bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Strategy may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into futures, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as

100	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

due from broker on the statement of assets and liabilities. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the year ended July 31, 2014, AllianceBernstein Market Neutral Strategy—Global held futures for non-hedging purposes and AllianceBernstein Market Neutral Strategy—U.S. held futures for on-hedging purposes.

•	Swaps

The Strategy may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Strategy may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swaps to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	101

Notes to Financial Statements

swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Total Return Swaps:

The Strategy may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Strategy is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Strategy will receive a payment from or make a payment to the counterparty.

During the year ended July 31, 2014, AllianceBernstein Market Neutral Strategy—U.S. and AllianceBernstein Market Neutral Strategy—Global held total return swaps to implement their long/short market neutral investment strategy, which attempts to limit market risk while seeking investment gains if the securities in their long portfolios outperform the securities in their short portfolios in the securities markets.

The Strategies typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Strategies typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Strategy and a counterparty gives the non-defaulting party the right to terminate

102	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Strategies’ net liability, held by the defaulting party, may be delayed or denied.

The Strategies’ Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Strategy decline below specific levels (“net asset contingent features”). If these levels are triggered, the Strategies’ counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. As of July 31, 2014, the Strategies had OTC derivatives with contingent features in net liability positions in the amounts of $2,934 and $3,058 for the Market Neutral Strategy—U.S. and Market Neutral Strategy—Global, respectively. If a trigger event had occurred at July 31, 2014, for those derivatives in a net liability position, amounts of $2,934 and $3,058 would be required to be posted by the Market Neutral Strategy—U.S. and Market Neutral Strategy—Global, respectively.

At July 31, 2014, the Strategies had entered into the following derivatives:

Market Neutral Strategy—U.S.
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unrealized appreciation on total return swaps	$496,257	Unrealized depreciation on total return swaps	$404,460

Total		$496,257		$404,460

The effect of derivative instruments on the statement of operations for the year ended July 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(4,337)	$	– 0	–

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	103

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(9,542)	$	– 0	–

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(1,777)		– 0	–

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(23,312)		91,797

Total		$(38,968)		$91,797

Market Neutral Strategy—Global
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unrealized appreciation on total return swaps	$1,459,643	Unrealized depreciation on total return swaps	$992,208

Total		$1,459,643		$992,208

The effect of derivative instruments on the statement of operations for the year ended July 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(17,195)	$	– 0	–

104	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(54,074)	$	– 0	–

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(8,612)		– 0	–

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(273,577)		467,435

Total		$(353,458)		$467,435

The following tables represent the volume of the Strategies’ derivative transactions during the year ended July 31, 2014:

Market Neutral Strategy – U.S.
Futures:
Average original value of buy contracts	$912,535	(a)
Average original value of sale contracts	$862,331	(a)
Purchased Options:
Average monthly cost	$18,300	(b)

Total Return Swaps:
Average notional amount	$16,589,125

(a)	Positions were open for two months during the year.

(b)	Positions were open for five months during the year.

Market Neutral Strategy – Global
Futures:
Average original value of buy contracts	$2,395,404	(a)
Average original value of sale contracts	$2,395,365	(a)
Purchased Options:
Average monthly cost	$103,700	(b)

Total Return Swaps:
Average notional amount	$77,271,368

(a)	Positions were open for two months during the year.

(b)	Positions were open for five months during the year.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	105

Notes to Financial Statements

For financial reporting purposes, the Strategies do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following tables present the Strategies’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Strategies as of July 31, 2014:

Market Neutral Strategy – U.S.
Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset		Cash Collateral Received			Securities Collateral Received*			Net Amount of Derivatives Assets
Morgan Stanley Capital Services	$496,257	$(401,526)		$	– 0	–	$	– 0	–	$94,731

Total	$496,257	$(401,526)		$	– 0	–	$	– 0	–	$94,731

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged			Securities Collateral Pledged*			Net Amount of Derivatives Liabilities
Credit Suisse Securities (Europe) Limited	$2,934	$ – 0	–	$	– 0	–	$	– 0	–	$2,934
Morgan Stanley Capital Services	401,526	(401,526)			– 0	–		– 0	–	– 0	–

Total	$404,460	$(401,526)		$	– 0	–	$	– 0	–	$2,934

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

Market Neutral Strategy – Global
Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset	Cash Collateral Received			Securities Collateral Received*			Net Amount of Derivatives Assets
Credit Suisse Securities (Europe) Limited	$156	$(156)	$	– 0	–	$	– 0	–	$	– 0	–
Morgan Stanley Capital Services	1,459,487	(988,994)		– 0	–		– 0	–		470,493

Total	$1,459,643	$(989,150)	$	– 0	–	$	– 0	–		$470,493

106	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged			Securities Collateral Pledged*			Net Amount of Derivatives Liabilities
Credit Suisse Securities (Europe) Limited	$3,214	$(156)	$	– 0	–	$	– 0	–	$3,058
Morgan Stanley Capital Services	988,994	(988,994)		– 0	–		– 0	–	– 0	–

Total	$992,208	$(989,150)	$	– 0	–	$	– 0	–	$3,058

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

2. Currency Transactions

The Strategies may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategies may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategies and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategies may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Strategies may sell securities short. A short sale is a transaction in which the Strategy sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Strategy is obligated to replace the borrowed securities at their market prices at the time of settlement. The Strategy’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Strategies are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are recorded as an expense of the Strategies. Short sales by the Strategy involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

NOTE E

Securities Lending

The Strategies may enter into securities lending transactions. Under the Strategies’ securities lending program, all loans of securities will be collateralized

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	107

Notes to Financial Statements

continually by cash. The Strategies will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Strategies in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Strategies to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Strategies will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Strategies amounts equal to any income or other distributions from the securities. The Strategies will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Strategies in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Strategies, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Strategies lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. As of July 31, 2014, the Market Neutral Strategy—U.S. and the Market Neutral Strategy—Global had no securities out on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. During the year ended July 31, 2014, the Market Neutral Strategy—U.S. did not engage in securities lending transactions. The Market Neutral Strategy—Global earned securities lending income of $229 and $11 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended July 31, 2014; these amounts are also reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Market Neutral Strategy—Global’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended July 31, 2014 is as follows:

Strategy	Market Value July 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2014 (000)
Global	$1,333	$2	$1,335	$	– 0	–

NOTE F

Capital Stock

With respect to share classes currently offered, the Company has allocated 18,000,000,000 of authorized shares to the Market Neutral—U.S. Strategy of

108	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

which 3,000,000,000 is allocated to each of Class A, Class C, Advisor Class, Class R, Class K, and Class I shares and 18,000,000,000 of authorized shares to the Market Neutral—Global Strategy of which 3,000,000,000 is allocated to each of Class A, Class C, Advisor Class, Class R, Class K, and Class I shares. Transactions in capital shares for each class were as follows:

	Market Neutral Strategy – U.S.
	Shares		Amount
	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2014	Year Ended July 31, 2013

Class A
Shares sold	114,832	138,578	$1,151,604	$1,415,599

Shares issued in reinvestment of dividends and distributions	1,770	1,060	17,610	10,849

Shares redeemed	(142,711)	(315,749)	(1,448,076)	(3,213,604)

Net decrease	(26,109)	(176,111)	$(278,862)	$(1,787,156)

Class C
Shares sold	4,796	22,428	$47,223	$226,839

Shares issued in reinvestment of distributions	285	198	2,787	2,000

Shares redeemed	(26,573)	(44,978)	(260,754)	(448,577)

Net decrease	(21,492)	(22,352)	$(210,744)	$(219,738)

Advisor Class
Shares sold	9,132	378,090	$92,695	$3,919,882

Shares issued in reinvestment of dividends and distributions	2,222	999	22,307	10,323

Shares redeemed	(44,348)	(315,740)	(444,319)	(3,210,893)

Net increase (decrease)	(32,994)	63,349	$(329,317)	$719,312

Class K
Shares sold	2,720	2,614	$27,166	$26,527

Shares issued in reinvestment of dividends and distributions	325	28	3,229	289

Shares redeemed	(86)	(45)	(849)	(462)

Net increase	2,959	2,597	$29,546	$26,354

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	109

Notes to Financial Statements

Market Neutral Strategy – Global
Shares	Amount
Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2014	Year Ended July 31, 2013

Class A
Shares sold	18,500	223,475	$187,394	$2,302,904

Shares issued in reinvestment of distributions	1,216	– 0	–	12,462	– 0	–

Shares redeemed	(127,052)	(158,261)	(1,294,454)	(1,641,058)

Net increase (decrease)	(107,336)	65,214	$(1,094,598)	$661,846

Class C
Shares sold	5,413	110,587	$53,593	$1,127,818

Shares issued in reinvestment of distributions	347	– 0	–	3,469	– 0	–

Shares redeemed	(82,130)	(46,806)	(816,082)	(473,887)

Net increase (decrease)	(76,370)	63,781	$(759,020)	$653,931

Advisor Class
Shares sold	90,715	193,803	$932,825	$2,017,652

Shares issued in reinvestment of distributions	2,073	– 0	–	21,479	– 0	–

Shares redeemed	(218,871)	(174,753)	(2,249,294)	(1,812,624)

Net increase (decrease)	(126,083)	19,050	$(1,294,990)	$205,028

Class R
Shares sold	131	1,144	$1,320	$11,794

Shares issued in reinvestment of distributions	13	– 0	–	137	– 0	–

Shares redeemed	(2)	(2)	(21)	(23)

Net increase	142	1,142	$1,436	$11,771

Class I
Shares sold	– 0	–	– 0	–	$	– 0	–	$27

Shares redeemed	(1,440,922)	– 0	–	(15,000,000)	– 0	–

Net increase (decrease)	(1,440,922)	– 0	–	$(15,000,000)	$27

Class R and Class I did not have any transactions in capital shares for the Market Neutral Strategy—U.S. for the years ended July 31, 2014 and July 31, 2013 respectively. Class K did not have any transactions in capital shares for the Market Neutral Strategy—Global for the years ended July 31, 2014 and July 31, 2013 respectively.

110	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

NOTE G

Risks Involved in Investing in the Strategies

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Short Sale Risk—The Strategies may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Strategies will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by the Strategies). In contrast, the risk of loss from a long position is limited to the Strategies’ investments in the long position, since its value cannot fall below zero. Short selling is a form of leverage.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Strategies’ investments or reduce the returns of the Strategy. For example, the value of the Strategies’ investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Strategies’ investments denominated in foreign currencies, the Strategies’ positions in various foreign currencies may cause the Strategy to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Strategies may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—To the extent the Strategies use leveraging techniques, their net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategies’ investments.

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	111

Notes to Financial Statements

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended July 31, 2014.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended July 31, 2014 and July 31, 2013 were as follows:

Market Neutral Strategy – U.S.	2014		2013
Distributions paid from:
Ordinary income	$87,550		$	– 0	–
Long-term capital gain	37,484			33,193

Total distributions paid	$125,034			$33,193

Market Neutral Strategy – Global	2014		2013
Distributions paid from:
Ordinary income	$ – 0	–	$	– 0	–
Long-term capital gain	310,001			– 0	–

Total distributions paid	$310,001		$	– 0	–

As of July 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Market Neutral Strategy – U.S.
Accumulated capital and other gains/losses	$(241,402	)(a)
Unrealized appreciation/(depreciation)	91,797

Total accumulated earnings/(deficit)	$(149,605)

(a)

During the fiscal year ended July 31, 2014, the Strategy utilized $96,279 of capital loss carryforwards to offset current year net realized gains. At July 31, 2014, the Strategy had a qualified late-year ordinary loss deferral of $20,048, a post-October short-term capital loss deferral of $218,753, and a post-October long-term capital loss deferral of $2,601. These losses are deemed to arise on August 1, 2014.

	Market Neutral Strategy –Global
Accumulated capital and other losses	$(414,968	)(a)
Unrealized appreciation/(depreciation)	464,270

Total accumulated earnings/(deficit)	$49,302

(a)

During the fiscal year ended July 31, 2014, the Strategy utilized $923,550 of capital loss carryforwards to offset current year net realized gains. At July 31, 2014, the Strategy had a qualified late-year ordinary loss deferral of $17,958, a post-October short-term capital loss deferral of $386,693, and a post-October long-term capital loss deferral of $10,317. These losses are deemed to arise on August 1, 2014.

112	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of July 31, 2014, the Strategies had no capital loss carryforwards.

During the current fiscal year, the Strategies had permanent differences primarily due to foreign currency reclassifications, the tax treatment of swaps, passive foreign investment companies (PFICs) and real estate investment trusts (REITs), a nondeductible federal excise tax liability, reclassifications of dividend expense, and the disallowance of a net operating loss which resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Subsequent Events

At a meeting held on August 6, 2014, the Board approved the liquidation and dissolution of Market Neutral Strategy—Global. The Strategy has suspended sales of its shares pending the completion of the liquidation and the payment of liquidating distributions to its shareholders. The Strategy expects to make the liquidating distributions on or shortly after October 10, 2014.

In connection with the liquidation, the Board approved the immediate suspension of the Strategy’s distribution and/or service (Rule 12b-1) fees. The Board also approved the waiver of contingent deferred sales charges (“CDSCs”) upon redemption of the Strategy’s shares on or after August 6, 2014. This CDSC waiver will also apply to redemptions of shares of other AllianceBernstein Mutual Funds that are acquired through exchange of the Strategy’s shares on or after August 6, 2014.

Shareholders may redeem shares of the Strategy, and may exchange shares of the Strategy for shares of the same class of other AllianceBernstein Mutual Funds, until October 8, 2014. Shareholders should be aware that the Strategy will convert its assets to cash and/or cash equivalents approximately three weeks before the liquidating distributions are made to shareholders. After the Strategy converts its assets to cash, the Strategy will no longer pursue its stated investment objective or engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Strategies’ financial statements through this date.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	113

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Market Neutral Strategy – U.S.
Class A
Year Ended July 31,	August 3, 2010(a) to July 31, 2011
2014	2013	2012

Net asset value, beginning of period	$ 10.04	$ 10.27	$ 10.07	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.30)	(.12)	(.15)	(.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.13	(.07)	.36	.17

Net increase (decrease) in net asset value from operations	(.17)	(.19)	.21	.07

Less: Dividends and Distributions
Dividends from net investment income	(.04)	– 0	–	.00	(d)	– 0	–
Distributions from net realized gain on investment transactions	(.18)	(.04)	(.01)	– 0	–

Total dividends and distributions	(.22)	(.04)	(.01)	– 0	–

Net asset value, end of period	$ 9.65	$ 10.04	$ 10.27	$ 10.07

Total Return
Total investment return based on net asset value(e)	(1.76)%	(1.90)%	2.07%	.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$601	$888	$2,715	$51
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	3.06%	3.61%	3.24%	2.87	%^+
Expenses, before waivers/reimbursements(f)	26.87%	9.25%	9.05%	59.34	%^+
Net investment loss(c)	(2.95)%	(1.10)%	(1.35)%	(1.12	)%^+
Portfolio turnover rate (excluding securities sold short)	33	%(g)	171%	192%	172%
Portfolio turnover rate (including securities sold short)	668	%(g)	200%	212%	216%

See footnote summary on page 126.

114	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy – U.S.
	Class C
	Year Ended July 31,				August 3, 2010(a) to July 31, 2011
	2014		2013	2012

Net asset value, beginning of period	$ 9.85		$ 10.14	$ 10.01	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.32)		(.21)	(.20)	(.16)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.09		(.04)	.34	.17

Net increase (decrease) in net asset value from operations	(.23)		(.25)	.14	.01

Less: Distributions
Distributions from net realized gain on investment transactions	(.18)		(.04)	(.01)	– 0	–

Net asset value, end of period	$ 9.44		$ 9.85	$ 10.14	$ 10.01

Total Return
Total investment return based on net asset value(e)	(2.42)%		(2.51)%	1.37%	.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$160		$379	$617	$22
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	3.36%		4.39%	3.87%	3.62	%^+
Expenses, before waivers/reimbursements(f)	27.39%		10.11%	13.19%	57.90	%^+
Net investment loss(c)	(3.23)%		(2.05)%	(2.06)%	(1.71	)%^+
Portfolio turnover rate (excluding securities sold short)	33	%(g)	171%	192%	172%
Portfolio turnover rate (including securities sold short)	668	%(g)	200%	212%	216%

See footnote summary on page 126.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	115

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Market Neutral Strategy – U.S.
Advisor Class
Year Ended July 31,	August 3, 2010(a) to July 31, 2011
2014	2013	2012

Net asset value, beginning of period	$ 10.15	$ 10.34	$ 10.10	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.23)	(.11)	(.12)	(.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.09	(.04)	.37	.17

Net increase (decrease) in net asset value from operations	(.14)	(.15)	.25	.10

Less: Dividends and Distributions
Dividends from net investment income	(.07)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.18)	(.04)	(.01)	– 0	–

Total dividends and distributions	(.25)	(.04)	(.01)	– 0	–

Net asset value, end of period	$ 9.76	$ 10.15	$ 10.34	$ 10.10

Total Return
Total investment return based on net asset value(e)	(1.42)%	(1.50)%	2.45%	1.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,010	$1,385	$757	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.36%	3.42%	2.95%	2.60	%^+
Expenses, before waivers/reimbursements(f)	26.76%	9.01%	9.44%	56.90	%^+
Net investment loss(c)	(2.25)%	(1.08)%	(1.11)%	(.74	)%^+
Portfolio turnover rate (excluding securities sold short)	33	%(g)	171%	192%	172%
Portfolio turnover rate (including securities sold short)	668	%(g)	200%	212%	216%

See footnote summary on page 126.

116	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Market Neutral Strategy – U.S.
Class R
Year Ended July 31,	August 3, 2010(a) to July 31, 2011
2014	2013	2012

Net asset value, beginning of period	$ 10.00	$ 10.24	$ 10.05	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.26)	(.17)	(.16)	(.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.08	(.03)	.36	.17

Net increase (decrease) in net asset value from operations	(.18)	(.20)	.20	.05

Less: Dividends and Distributions
Dividends from net investment income	(.10)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.18)	(.04)	(.01)	– 0	–

Total dividends and distributions	(.28)	(.04)	(.01)	– 0	–

Net asset value, end of period	$ 9.54	$ 10.00	$ 10.24	$ 10.05

Total Return
Total investment return based on net asset value(e)	(1.91)%	(2.00)%	1.96%	.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.72%	3.86%	3.42%	3.10	%^+
Expenses, before waivers/reimbursements(f)	26.72%	9.00%	11.08%	29.74	%^+
Net investment loss(c)	(2.61)%	(1.63)%	(1.57)%	(1.24	)%^+
Portfolio turnover rate (excluding securities sold short)	33	%(g)	171%	192%	172%
Portfolio turnover rate (including securities sold short)	668	%(g)	200%	212%	216%

See footnote summary on page 126.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	117

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Market Neutral Strategy – U.S.
Class K
Year Ended July 31,	August 3, 2010(a) to July 31, 2011
2014	2013	2012

Net asset value, beginning of period	$ 10.08	$ 10.30	$ 10.08	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.23)	(.14)	(.13)	(.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.06	(.04)	.36	.18

Net increase (decrease) in net asset value from operations	(.17)	(.18)	.23	.08

Less: Dividends and Distributions
Dividends from net investment income	(.11)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.18)	(.04)	(.01)	– 0	–

Total dividends and distributions	(.29)	(.04)	(.01)	– 0	–

Net asset value, end of period	$ 9.62	$ 10.08	$ 10.30	$ 10.08

Total Return
Total investment return based on net asset value(e)	(1.64)%	(1.79)%	2.25%	.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$133	$110	$85	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.41%	3.60%	3.25%	2.85	%^+
Expenses, before waivers/reimbursements(f)	26.78%	8.76%	10.96%	29.47	%^+
Net investment loss(c)	(2.31)%	(1.41)%	(1.29)%	(.99	)%^+
Portfolio turnover rate (excluding securities sold short)	33	%(g)	171%	192%	172%
Portfolio turnover rate (including securities sold short)	668	%(g)	200%	212%	216%

See footnote summary on page 126.

118	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Market Neutral Strategy – U.S.
Class I
Year Ended July 31,	August 3, 2010(a) to July 31, 2011
2014	2013	2012

Net asset value, beginning of period	$ 10.14	$ 10.34	$ 10.10	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.21)	(.12)	(.11)	(.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.08	(.04)	.36	.17

Net increase (decrease) in net asset value from operations	(.13)	(.16)	.25	.10

Less: Dividends and Distributions
Dividends from net investment income	(.15)	– 0	–	.00	(d)	– 0	–
Distributions from net realized gain on investment transactions	(.18)	(.04)	(.01)	– 0	–

Total dividends and distributions	(.33)	(.04)	(.01)	– 0	–

Net asset value, end of period	$ 9.68	$ 10.14	$ 10.34	$ 10.10

Total Return
Total investment return based on net asset value(e)	(1.39)%	(1.59)%	2.51%	1.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,888	$1,978	$2,017	$1,971
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.21%	3.35%	2.93%	2.60	%^+
Expenses, before waivers/reimbursements(f)	26.16%	8.45%	10.53%	29.19	%^+
Net investment loss(c)	(2.11)%	(1.12)%	(1.07)%	(.74	)%^+
Portfolio turnover rate (excluding securities sold short)	33	%(g)	171%	192%	172%
Portfolio turnover rate (including securities sold short)	668	%(g)	200%	212%	216%

See footnote summary on page 126.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	119

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy – Global
	Class A
	Year Ended July 31,					August 3, 2010(a) to July 31, 2011
	2014		2013		2012

Net asset value, beginning of period	$ 10.33		$ 10.30		$ 10.47	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.27)		(.22)		(.23)	(.16)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.17	)†	.25		.11	.63
Contributions from Adviser	– 0	–	– 0	–	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	(.44)		.03		(.12)	.47

Less: Distributions
Distributions from net realized gain on investment transactions	(.11)		– 0	–	(.05)	– 0	–

Net asset value, end of period	$ 9.78		$ 10.33		$ 10.30	$ 10.47

Total Return
Total investment return based on net asset value(e)	(4.28)%		.29%		(1.14)%	4.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$872		$2,029		$1,353	$156
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.73%		4.79%		5.09%	4.52	%^+
Expenses, before waivers/reimbursements(f)	13.01%		6.50%		8.19%	42.88	%^+
Net investment loss(c)	(2.64)%		(2.11)%		(2.23)%	(1.76	)%^+
Portfolio turnover rate (excluding securities sold short)	16	%(g)	154%		201%	189%
Portfolio turnover rate (including securities sold short)	655	%(g)	175%		270%	240%

See footnote summary on page 126.

120	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy – Global
	Class C
	Year Ended July 31,					August 3, 2010(a) to July 31, 2011
	2014		2013		2012

Net asset value, beginning of period	$ 10.11		$ 10.15		$ 10.39	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.31)		(.30)		(.31)	(.34)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.18	)†	.26		.12	.73
Contributions from Adviser	– 0	–	– 0	–	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	(.49)		(.04)		(.19)	.39

Less: Distributions
Distributions from net realized gain on investment transactions	(.11)		– 0	–	(.05)	– 0	–

Net asset value, end of period	$ 9.51		$ 10.11		$ 10.15	$ 10.39

Total Return
Total investment return based on net asset value(e)	(4.87)%		(.39)%		(1.82)%	3.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$233		$1,019		$376	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	3.19%		5.56%		5.72%	5.45	%^+
Expenses, before waivers/reimbursements(f)	13.26%		7.29%		8.72%	43.85	%^+
Net investment loss(c)	(3.08)%		(2.89)%		(3.03)%	(3.49	)%^+
Portfolio turnover rate (excluding securities sold short)	16	%(g)	154%		201%	189%
Portfolio turnover rate (including securities sold short)	655	%(g)	175%		270%	240%

See footnote summary on page 126.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	121

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy – Global
	Advisor Class
	Year Ended July 31,					August 3, 2010(a) to July 31, 2011
	2014		2013		2012

Net asset value, beginning of period	$ 10.41		$ 10.36		$ 10.50	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.22)		(.20)		(.21)	(.13)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.17	)†	.25		.12	.63
Contributions from Adviser	– 0	–	– 0	–	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	(.39)		.05		(.09)	.50

Less: Distributions
Distributions from net realized gain on investment transactions	(.11)		– 0	–	(.05)	– 0	–

Net asset value, end of period	$ 9.91		$ 10.41		$ 10.36	$ 10.50

Total Return
Total investment return based on net asset value(e)	(3.77)%		.48%		(.85)%	5.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$762		$2,114		$1,906	$99
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.24%		4.59%		4.85%	4.18	%^+
Expenses, before waivers/reimbursements(f)	12.21%		6.32%		7.75%	41.00	%^+
Net investment loss(c)	(2.14)%		(1.90)%		(2.04)%	(1.40	)%^+
Portfolio turnover rate (excluding securities sold short)	16	%(g)	154%		201%	189%
Portfolio turnover rate (including securities sold short)	655	%(g)	175%		270%	240%

See footnote summary on page 126.

122	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy – Global
	Class R
	Year Ended July 31,					August 3, 2010(a) to July 31, 2011
	2014		2013		2012

Net asset value, beginning of period	$ 10.26		$ 10.26		$ 10.45	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.29)		(.25)		(.26)	(.20)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.16	)†	.25		.12	.65
Contributions from Adviser	– 0	–	– 0	–	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	(.45)		(.00)		(.14)	.45

Less: Distributions
Distributions from net realized gain on investment transactions	(.11)		– 0	–	(.05)	– 0	–

Net asset value, end of period	$ 9.70		$ 10.26		$ 10.26	$ 10.45

Total Return
Total investment return based on net asset value(e)	(4.41)%		0%		(1.33)%	4.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22		$22		$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.97%		4.96%		5.14%	4.63	%^+
Expenses, before waivers/reimbursements(f)	13.29%		6.50%		8.97%	31.18	%^+
Net investment loss(c)	(2.88)%		(2.33)%		(2.52)%	(2.02	)%^+
Portfolio turnover rate (excluding securities sold short)	16	%(g)	154%		201%	189%
Portfolio turnover rate (including securities sold short)	655	%(g)	175%		270%	240%

See footnote summary on page 126.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	123

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy – Global
	Class K
	Year Ended July 31,					August 3, 2010(a) to July 31, 2011
	2014		2013		2012

Net asset value, beginning of period	$ 10.34		$ 10.31		$ 10.48	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.27)		(.21)		(.24)	(.18)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.16	)†	.24		.12	.66
Contributions from Adviser	– 0	–	– 0	–	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	(.43)		.03		(.12)	.48

Less: Distributions
Distributions from net realized gain on investment transactions	(.11)		– 0	–	(.05)	– 0	–

Net asset value, end of period	$ 9.80		$ 10.34		$ 10.31	$ 10.48

Total Return
Total investment return based on net asset value(e)	(4.18)%		.29%		(1.13)%	4.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10		$10		$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.72%		4.76%		4.89%	4.38	%^+
Expenses, before waivers/reimbursements(f)	12.29%		6.19%		8.71%	30.92	%^+
Net investment loss(c)	(2.63)%		(2.07)%		(2.27)%	(1.77	)%^+
Portfolio turnover rate (excluding securities sold short)	16	%(g)	154%		201%	189%
Portfolio turnover rate (including securities sold short)	655	%(g)	175%		270%	240%

See footnote summary on page 126.

124	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy – Global
	Class I
	Year Ended July 31,					August 3, 2010(a) to July 31, 2011
	2014		2013		2012

Net asset value, beginning of period	$ 10.42		$ 10.37		$ 10.50	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.23)		(.19)		(.22)	(.15)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.18	)†	.24		.14	.65
Contributions from Adviser	– 0	–	– 0	–	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	(.41)		.05		(.08)	.50

Less: Distributions
Distributions from net realized gain on investment transactions	(.11)		– 0	–	(.05)	– 0	–

Net asset value, end of period	$ 9.90		$ 10.42		$ 10.37	$ 10.50

Total Return
Total investment return based on net asset value(e)	(3.96)%		.48%		(.75)%	5.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,251		$24,747		$24,618	$2,048
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.29%		4.51%		4.71%	4.13	%^+
Expenses, before waivers/reimbursements(f)	11.77%		5.89%		6.71%	30.66	%^+
Net investment loss(c)	(2.20)%		(1.83)%		(2.08)%	(1.52	)%^+
Portfolio turnover rate (excluding securities sold short)	16	%(g)	154%		201%	189%
Portfolio turnover rate (including securities sold short)	655	%(g)	175%		270%	240%

See footnote summary on page 126.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	125

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios presented below exclude expenses on securities sold short:

	Year Ended July 31,			August 3, 2010(a) to July 31, 2011
	2014	2013	2012
Market Neutral Strategy — U.S.
Class A
Net of waivers/reimbursements	1.55%	1.55%	1.55%	1.55	%^+
Before waivers/reimbursements	25.37%	7.20%	7.36%	58.02	%^+
Class C
Net of waivers/reimbursements	2.25%	2.25%	2.25%	2.25	%^+
Before waivers/reimbursements	26.28%	7.97%	11.57%	56.53	%^+
Advisor Class
Net of waivers/reimbursements	1.25%	1.25%	1.25%	1.25	%^+
Before waivers/reimbursements	25.65%	6.83%	7.74%	55.54	%^+
Class R
Net of waivers/reimbursements	1.75%	1.75%	1.75%	1.75	%^+
Before waivers/reimbursements	25.75%	6.89%	9.40%	28.39	%^+
Class K
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50	%^+
Before waivers/reimbursements	25.87%	6.66%	9.21%	28.11	%^+
Class I
Net of waivers/reimbursements	1.25%	1.25%	1.25%	1.25	%^+
Before waivers/reimbursements	25.21%	6.35%	8.85%	27.84	%^+

Market Neutral Strategy — Global
Class A
Net of waivers/reimbursements	1.60%	1.60%	1.60%	1.60	%^+
Before waivers/reimbursements	11.88%	3.31%	4.70%	39.96	%^+
Class C
Net of waivers/reimbursements	2.30%	2.30%	2.30%	2.30	%^+
Before waivers/reimbursements	12.37%	4.03%	5.30%	40.70%
Advisor Class
Net of waivers/reimbursements	1.30%	1.30%	1.30%	1.30	%^+
Before waivers/reimbursements	11.27%	3.03%	4.21%	38.12	%^+
Class R
Net of waivers/reimbursements	1.80%	1.80%	1.80%	1.80	%^+
Before waivers/reimbursements	12.11%	3.34%	5.64%	28.36	%^+
Class K
Net of waivers/reimbursements	1.55%	1.55%	1.55%	1.55	%^+
Before waivers/reimbursements	11.12%	2.98%	5.37%	28.09	%^+
Class I
Net of waivers/reimbursements	1.30%	1.30%	1.30%	1.30	%^+
Before waivers/reimbursements	10.79%	2.68%	3.30%	27.83	%^+

(g)	The Strategy achieved its long and short exposures during the reporting period, principally through the use of derivatives, which are not accounted for when calculating portfolio turnover rates. In past reporting periods, long and short exposures were achieved, in significant part, by holding securities and through the use of securities sold short.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Strategy’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

126	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AllianceBernstein Market Neutral Strategy – U.S. and AllianceBernstein Market Neutral Strategy – Global

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of AllianceBernstein Market Neutral Strategy – U.S. and AllianceBernstein Market Neutral Strategy – Global (two of the portfolios constituting AllianceBernstein Cap Fund, Inc. (the “Funds”)) as of July 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period August 3, 2010 (commencement of operations) to July 31, 2011. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Market Neutral Strategy – U.S. and AllianceBernstein Market Neutral Strategy – Global (two of the portfolios constituting the AllianceBernstein Cap Fund, Inc.) at July 31, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period August 3, 2010 (commencement of operations) to July 31, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 29, 2014

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	127

Report of Independent Registered Public Accounting Firm

2014 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Strategies during the taxable year ended July 31, 2014. For such taxable year, Market Neutral Strategy—US had 1.71% of dividends paid qualify for the dividends received deduction for corporate shareholders.

For the taxable year ended July 31, 2014, Market Neutral Strategy—US designates $1,498 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2015.

128	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Yun Chen(2), Vice President

Vadim Zlotnikov(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategies’ portfolios are made by the Adviser’s Market Neutral Investment Team. Mr. Yun Chen and Mr. Vadim Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Strategies’ portfolios.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	129

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	103	None

130	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 72 (2010)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He has been Chairman of the AllianceBernstein Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	103	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009 until July 2014

John H. Dobkin, ## 72 (2010)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	103	None

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	131

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 70 (2010)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	103	Asia Pacific Fund, Inc. (registered investment company) since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009 and The Merger Fund (registered investment company) since prior to 2009 until 2013

William H. Foulk, Jr., ## 82 (2010)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and was Chairman of the Independent Directors Committees of the AllianceBernstein Funds from 2003 to early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	103	None

132	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 78 (2010)	Chairman of the Board of SRC Computers Inc. (semi-conductors), with which he has been associated since prior to 2009. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2009 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	103	PLX Technology (semi-conductors) since prior to 2009 until November 2013 and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, ## 66 (2010)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	103	None

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	133

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 62 (2010)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AllianceBernstein Funds since 2008.	103	None

Earl D. Weiner, ## 75 (2010)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AllianceBernstein Funds from 2007 until August 2014.	103	None

134	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	135

Management of the Fund

Officers Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Yun Chen 37	Vice President	Senior Vice President of the Adviser,** with which he had been associated since prior to 2009.

Vadim Zlotnikov 52	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2009.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS,** with which she has been associated since prior to 2009.

Vincent S. Noto 49	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2009.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

136	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Management of the Fund

Information Regarding the Review and Approval of the Portfolios’ Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Cap Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Market Neutral Strategy – Global and AllianceBernstein Market Neutral Strategy – U.S. (each, a “Portfolio” and collectively, the “Portfolios”) at a meeting held on May 5-8, 2014.

Prior to approval of the continuance of the Advisory Agreement in respect of each Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in respect of each Portfolio, in which the Senior Officer concluded that the contractual fee for each of the Portfolios was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolios gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolios and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolios and the overall arrangements between the Portfolios and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	137

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolios. They noted the professional experience and qualifications of each Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that each Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from each Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The directors noted that the Adviser had waived reimbursement of administrative expenses in each Portfolio’s latest fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolios’ other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Portfolio to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolios, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolios before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolios (August 2010 inception) was not profitable to it in 2012 or 2013.

138	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolios, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolios); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolios’ shares; transfer agency fees paid by the Portfolios to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolios to brokers affiliated with the Adviser. The directors recognized that the Portfolios’ unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolios.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for each Portfolio at each regular Board meeting during the year. At the May 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of each Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index (the “T-Bill Index”) and the Standard & Poor’s 500 Index (the “S&P Index”), in each case for the 1- and 3-year periods ended February 28, 2014, and (in the case of comparisons with the indices) the period since inception (August 2010 inception).

AllianceBernstein Market Neutral Strategy – Global

The directors noted that the Portfolio was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period, and in the 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 3-year period. The Portfolio outperformed the T-Bill Index in all periods and lagged the S&P Index in all periods. Based on their review, the directors concluded that the Portfolio’s performance was acceptable.

AllianceBernstein Market Neutral Strategy – U.S.

The directors noted that the Portfolio was in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 1-year period, and in the 3rd quintile of the Performance Group and the Performance Universe for the 3-year period. The Portfolio outperformed the T-Bill Index in all periods and lagged the S&P Index in all periods. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance in the 1-year period, the directors concluded that the Portfolio’s performance over time was acceptable.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	139

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by each Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolios at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. In the case of AllianceBernstein Market Neutral – Global, the directors noted that the Portfolio’s contractual advisory fee rate of 125 basis points was higher than the Expense Group median and that, in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 0.160% had been waived by the Adviser. In the case of AllianceBernstein Market Neutral – U.S., the directors noted that the Portfolio’s contractual advisory fee rate of 125 basis points was the same as the Expense Group median and that, in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 0.690% had been waived by the Adviser.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee rate was lower than each Portfolio’s fee rate and that the application of the institutional fee rate to the Portfolio’s net assets would result in a fee rate lower than the rate being paid under the Portfolios’ Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the Adviser had waived reimbursement of administrative expenses in respect of each Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the AllianceBernstein Funds relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolios, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Portfolios may invest in shares of exchange-traded funds (“ETFs”). The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they represent the least expensive way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for each Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

140	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

The directors also considered the total expense ratio of the Class A shares of each Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The total expense ratio of each Portfolio reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in each Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolios by others.

The directors noted that each Portfolio’s total expense ratio reflected a cap by the Adviser. In the case of AllianceBernstein Market Neutral Strategy – Global the expense ratio was about the same as the Expense Group and the Expense Universe medians and in the case of AllianceBernstein Market Neutral Strategy – U.S. it was lower than the Expense Group median and the same as the Expense Universe median. The directors concluded that each Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolios does not contain breakpoints and that they had previously discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolios, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor each Portfolio’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	141

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund (the “Fund”), in respect of AllianceBernstein Market Neutral Strategy – U.S. (“U.S. Market Neutral Strategy”) and Market Neutral Strategy – Global (“Global Market Neutral Strategy”) (each a “Strategy” and collectively, the “Strategies”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the

1	The information in the fee evaluation was completed on April 52, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2	Future references to the Fund and the Strategies do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies.

142	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

STRATEGY ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Strategies pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.4 Also shown are the Strategies’ net assets on March 31, 2014.

Strategy	Net Assets 3/31/14 ($MIL)	Advisory Fee Schedule[5]
U.S. Market Neutral Strategy	$ 4.1	1.25% of average daily net assets
Global Market Neutral Strategy	$13.2	1.25% of average daily net assets

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategies. During the Strategies’ most recently completed fiscal year, the Adviser was entitled to receive $50,300 (0.690% of the Strategy’s average daily net assets) from U.S. Market Neutral Strategy and $47,600 (0.160% of the Strategy’s average daily net assets) from Global Market Neutral Strategy for providing such services, but waived the amounts in their entirety.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Strategies for that portion of the Strategies’ total operating expenses to the degree necessary to limit the Strategies’ total expense ratios to the amounts set forth below for the Strategies’ current fiscal year. The waiver is terminable by the Adviser at the end of the Strategies’ fiscal year upon at least 60 days’ written notice prior to the Strategies’ prospectus update. Also, set forth below are the Strategies’ annualized semi-annual gross expense ratios:6

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Portfolios, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fee of the Portfolio is based on the percentage of the Portfolio’s average daily net assets and is paid on a monthly basis.

6	Semi-annual total expense ratios are unaudited.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	143

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[7]		Fiscal Year End
U.S. Market Neutral Strategy	Advisor Class A Class C Class R Class K Class I	1.25 1.55 2.25 1.75 1.50 1.25	% % % % % %	24.65 22.19 23.20 27.88 28.73 27.31	% % % % % %	July 31 (ratios as of January 31, 2014)

Global Market Neutral Strategy	Advisor Class A Class C Class R Class K Class I	1.30 1.60 2.30 1.80 1.55 1.30	% % % % % %	9.23 7.67 7.41 9.64 9.07 8.81	% % % % % %	July 31 (ratios as of January 31, 2014)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Strategies that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing such services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

7	Annualized.

144	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategies.8 In addition to the AllianceBernstein institutional fee schedule, set forth below are what would have been the effective advisory fees of the Strategies had the AllianceBernstein institutional fee schedules been applicable to the Strategies based on March 31, 2014 net assets:9

Strategy	Net Assets 3/31/14 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Strategy Advisory Fee
U.S. Market Neutral Strategy	$4.1	Market Neutral – U.S. Two options: A flat fee of 1.00% or 0.50% plus 20% of returns above the benchmark (ML 3 Mo. T-Bill Index) Minimum Account Size: $50m	1.000% Or 0.500%	1.250%

Global Market Neutral Strategy	$13.2	Market Neutral – Global Two options: A flat fee of 1.00% or 0.50% plus 20% of returns above the benchmark (ML 3 Mo. T-Bill Index) Minimum Account Size: $50m	1.000% Or 0.650%	1.250%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	145

sold to non-United States resident investors. The Adviser charges Market Neutral Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee[10]
Global Market Neutral Strategy	Market Neutral Portfolio Class A	1.50% plus 20% of the return above the benchmark (BoA ML 3 Month T-bill)

	Class I	0.70% plus 20% of the return above the benchmark (BoA ML 3 Month T-bill)

The Adviser represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the comparison of each Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)12 and the Strategy’s contractual management fee ranking.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the

10	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

12	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

146	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)[14]	Lipper EG Median (%)	Lipper EG Rank
U.S. Market Neutral Strategy	1.250	1.250	5/9
Global Market Neutral Strategy	1.250	1.200	5/7

Lipper also compared the Strategies’ total expense ratios to the medians of the Strategies’ Lipper Expense Universes (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Strategy.15 Set forth below is Lipper’s comparison of the Strategies’ total expense ratios and the medians of the Strategies’ EGs and EUs. The Strategies’ total expense ratio rankings are also shown.16

Strategy	Total Expense Ratio (%)[17]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
U.S. Market Neutral Strategy	1.558	1.600	4/9	1.558	7/13
Global Market Neutral Strategy	1.609	1.600	5/7	1.600	8/13

Based on this analysis, U.S. Market Neutral Strategy has a more favorable ranking on a total expense ratio basis than on contractual management fee basis and Global Market Neutral Strategy which has equally favorable rankings on a contractual management fee basis and on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability

14	The contractual management fee does not reflect any expense reimbursements made by the Strategies to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	The total expense ratios shown below were estimated by Lipper using rounded Form-NSAR data. Accordingly, there may be slight differences in the total expense ratios estimated by Lipper and that of the Adviser on page 144.

17	Projected total expense ratio information pertains to the Strategy’s Class A shares.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	147

in connection with investment advisory services provided to the Strategies. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Strategies was negative during calendar years 2013.

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

During the Strategies’ most recently completed fiscal year, ABI received from U.S. Market Neutral Strategy $26, $12,117 and $642, and from Global Market Neutral Strategy $228, $15,931 and $319, in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

148	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Strategies’ most recently completed fiscal year, ABIS received $17,985 and $17,985 in fees from the U.S. Market Neutral Strategy and Global Market Neutral Strategy, respectively.

The Strategies effected brokerage transactions during the most recently completed fiscal year through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any business conducted with the Strategies is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	149

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

The information prepared by Lipper shows the 1 and 3 year performance return and rankings21 of each Strategy relative to the Strategy’s Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”) for the period ended February 28, 2014.22,23

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See 20 Jones v. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

21	The performance returns and rankings of the Strategy are for the Strategy’s Class A shares. The performance returns of the Strategies were provided by Lipper.

22	The Strategies’ PGs are identical to their EGs. The Strategies’ PUs are not identical to their EUs, as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of each Strategy even if a Strategy had a different investment classification/objective at a different point in time.

150	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

	Strategy (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
U.S. Market Neutral Strategy
1 year	1.40	1.70	1.97	7/9	15/18
3 year	1.94	1.53	1.74	3/7	7/14

Global Market Neutral Strategy
1 year	1.88	1.93	1.97	5/7	11/18
3 year	1.28	1.21	1.74	3/6	9/14

Set forth below are the 1 and 3 year and since inception performance returns of the Strategies (in bold)24 versus their benchmarks.25 Strategy and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending February 28, 2014 Annualized Performance
	1 Year (%)	3 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
				Volatility (%)	Sharpe (%)
U.S. Market Neutral Strategy	1.40	1.94	0.71	3.25	0.57	3
ML 3 Month Treasury Bill	0.08	0.09	0.10	0.03	N/A	3
S&P 500 Index	25.37	14.35	17.67	N/A	N/A	N/A
Inception Date: August 3, 2010

Global Market Neutral Strategy	1.88	1.28	1.61	2.27	0.53	3
ML 3 Month Treasury Bill	0.08	0.09	0.10	0.03	N/A	3
S&P 500 Index	25.37	14.35	17.67	N/A	N/A	N/A
Inception Date: August 3, 2010

24	The performance returns and risk measures shown in the table are for the Class A shares of the Strategies.

25	The Adviser provided Strategy and benchmark performance return information for periods through 26 February 28, 2014.

26	Strategy and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A strategy with a greater volatility would be viewed as more risky than a strategy with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky strategy. A strategy with a higher Sharpe Ratio would be viewed as better performing than a strategy with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	151

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

152	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Credit Long/Short Portfolio

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	153

AllianceBernstein Family of Funds

NOTES

154	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

NOTES

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	155

NOTES

156	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MNS-0151-0714

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Small Cap Growth	2013	$29,000	$—	$15,746
	2014	$30,525	$—	$19,163

AB Market Neutral Strategy - US	2013	$30,500	$—	$11,818
	2014	$74,250	$—	$18,662

AB Market Neutral Strategy - Global	2013	$30,500	$—	$17,935
	2014	$82,500	$—	$22,409

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Small Cap Growth	2013	$435,417	$15,746
			$—
			$(15,746)

	2014	$347,968	$19,163
			$—
			$(19,163)

AB Market Neutral Strategy - US	2013	$431,490	$11,818
			$—
			$(11,818)

	2014	$347,467	$18,662
			$—
			$(18,662)

AB Market Neutral Strategy - Global	2013	$437,606	$17,935
			$—
			$(17,935)

	2014	$351,214	$22,409
			$—
			$(22,409)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	September 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	September 22, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	September 22, 2014